                                                                   EXHIBIT 10.01
================================================================================

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           [Revolving Credit Facility]
             _______________________________________________________

                     PLAINS MARKETING, L.P., as US Borrower,
     ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as
                                   Guarantors,

                  FLEET NATIONAL BANK, as Administrative Agent,
           FLEET SECURITIES, INC., as Lead Arranger and Book Manager,
           WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent,
                 BANK OF AMERICA, N.A., as Documentation Agent,
BANK ONE, NA (MAIN OFFICE CHICAGO) and FORTIS CAPITAL CORP., as Senior Managing
                                    Agents,
                and CERTAIN FINANCIAL INSTITUTIONS, as US Lenders

                     $450,000,000 Revolving Credit Facility

                ________________________________________________

                  PMC (NOVA SCOTIA) COMPANY, as Term Borrower,
     ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as
                                  Guarantors,

                  FLEET NATIONAL BANK, as Administrative Agent,
           FLEET SECURITIES, INC., as Lead Arranger and Book Manager,
               and CERTAIN FINANCIAL INSTITUTIONS, as Term Lenders

                             $100,000,000 Term Loan

                ________________________________________________
                     PLAINS MARKETING, L.P., as US Borrower,
     ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as
                                  Guarantors,

                  FLEET NATIONAL BANK, as Administrative Agent,
           FLEET SECURITIES, INC., as Lead Arranger and Book Manager,
              and CERTAIN FINANCIAL INSTITUTIONS, as Term-B Lenders

                            $200,000,000 Term-B Loan

                ________________________________________________
          PLAINS MARKETING CANADA, L.P., as Canadian Revolver Borrower,
     ALL AMERICAN PIPELINE, L.P. and PLAINS ALL AMERICAN PIPELINE, L.P., as
                                  Guarantors,

                  FLEET NATIONAL BANK, as Administrative Agent,
           FLEET SECURITIES, INC., as Lead Arranger and Book Manager,
                     THE TORONTO-DOMINION BANK, as Canadian
                   Administration Agent, and CERTAIN FINANCIAL
                   INSTITUTIONS, as Canadian Revolver Lenders

                 $30,000,000 Canadian Revolving Credit Facility
             _______________________________________________________

                                  July 2, 2002

================================================================================

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                                TABLE OF CONTENTS
                                                                            Page

Schedules and Exhibits:

Schedule 1 - Lender Schedule
Schedule 2 - Disclosure Schedule
Schedule 3 - Security Schedule
Schedule 4 - Insurance Schedule
Schedule 5 - Pricing Grid

Exhibit A-1 - US Note
Exhibit A-2 - Canadian Revolver Note
Exhibit A-3 - Term Note
Exhibit A-4 - Term-B Note
Exhibit B-1 - US Borrowing Notice
Exhibit B-2 - Canadian Revolver Borrowing Notice
Exhibit C-1 - US Continuation/Conversion Notice
Exhibit C-2 - Canadian Revolver Continuation/Conversion Notice
Exhibit C-3 - Term Continuation/Conversion Notice
Exhibit C-4 - Term-B Continuation/Conversion Notice
Exhibit D - Certificate Accompanying Financial Statements
Exhibit E-1 - Opinion of In-House Counsel for Restricted Persons
Exhibit E-2 - Opinion of Fulbright & Jaworski L.L.P., Counsel for Restricted
              Persons
Exhibit E-3 - Opinion of Bennett Jones, Canadian Counsel for Restricted Persons Exhibit F - Environmental Compliance Certificate
Exhibit G-1 - US Letter of Credit Application and Agreement
Exhibit G-2 - Canadian Letter of Credit Application and Agreement
Exhibit H - Assignment and Acceptance Agreement
Exhibit I - Intercreditor Agreement

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of July 2, 2002 by and among PLAINS MARKETING, L.P., a Delaware limited partnership ("US Borrower"), PMC (NOVA SCOTIA) COMPANY, a Nova Scotia unlimited liability company ("Term Borrower"), PLAINS MARKETING CANADA, L.P., an Alberta limited partnership ("Canadian Revolver Borrower"), ALL AMERICAN PIPELINE, L.P., a Texas limited partnership ("All American"), PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), a Delaware limited partnership, FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent (in such capacity, "Syndication Agent"), BANK OF AMERICA, N.A., as documentation agent (in such capacity, "Documentation Agent"), BANK ONE, NA (MAIN OFFICE CHICAGO) and FORTIS CAPITAL CORP., as Senior Managing Agents, THE TORONTO-DOMINION BANK, as Canadian administration agent (in such capacity, "Canadian Administration Agent") and FLEET SECURITIES, INC., as lead arranger and book manager (in such capacity, "Lead Arranger and Book Manager") and the Lenders referred to below. In consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:

                               W I T N E S S E T H

     WHEREAS, US Borrower, Term Borrower, Canadian Revolver Borrower, All American, Plains MLP, Administrative Agent, Canadian Administration Agent and certain lenders named therein entered into that certain Amended and Restated Credit Agreement [Revolving Credit Facility] dated May 4, 2001, as amended (the "Existing Agreement"), providing for extensions of credit to US Borrower, Term Borrower and Canadian Revolver Borrower, and

     WHEREAS, US Borrower, Term Borrower, Canadian Revolver Borrower, All American and Plains MLP have requested that Administrative Agent, Canadian Administration Agent and the lenders under the Existing Agreement renew and restate the Loans and amend and restate the Existing Agreement on the terms and conditions set forth herein;

     Accordingly, the parties hereto agree as follows:

                     ARTICLE I - Definitions and References

     Section 1.1. Defined Terms. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the sections and subsections referred to below:

     "Administrative Agent" means Fleet National Bank, as Administrative Agent hereunder, and its successors in such capacity.

     "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

          (a) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

          (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Affiliate Agreements" means the Crude Oil Marketing Agreement and the Omnibus Agreement.

     "Agent" means any of the Administrative Agent or Canadian Administration Agent.

     "Aggregate Percentage Share" means, with respect to a Lender, the percentage obtained by dividing such Lender's Lender Commitment by the Commitment.

     "Agreement" means this Credit Agreement.

     "All American" means All American Pipeline, L.P., a Texas limited partnership.

     "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on the Lender Schedule or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and US Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Leverage Level" means the level set forth below that corresponds to the ratio of (i) Consolidated Funded Indebtedness of Plains MLP and its Subsidiaries to (ii) the Consolidated EBITDA for the applicable period of four Fiscal Quarters (the "Leverage Ratio"):

  ===========================================================================

             Applicable
           Leverage Level                         Leverage Ratio
           --------------                         --------------
  ---------------------------------------------------------------------------
             Level I                   greater than or equal to 4.50 to 1.0
  ---------------------------------------------------------------------------
            Level II                   greater than or equal to 4.25 to 1.0
                                            but less than 4.50 to 1.0
  ---------------------------------------------------------------------------
            Level III                  greater than or equal to 4.00 to 1.0
                                            but less than 4.25 to 1.0
  ---------------------------------------------------------------------------
           Level IV                    greater than or equal to 3.50 to 1.0
                                          but less than 4.00 to 1.0
  ---------------------------------------------------------------------------

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  ----------------------------------------------------------------------------
         Level V                   greater than or equal to 3.00 to 1.0 but
                                            less than 3.50 to 1.0
  ----------------------------------------------------------------------------
         Level VI                  greater than or equal to 2.25 to 1.0 but
                                            less than 3.00 to 1.0

         Level VII                          less than 2.25 to 1.0
  ----------------------------------------------------------------------------

The Leverage Ratio (w) will be determined as of the date hereof based upon the Initial Financial Statements identified in clause (iii) of the defined term "Initial Financial Statements", (x) upon the Equilon Acquisition Closing Date, will be determined based upon the Proforma Acquisition Statements, which determination shall be effective from such date and thereafter until the end of the Fiscal Quarter in which the Equilon Acquisition Closing Date shall have occurred, provided, however, if Plains MLP shall have issued equity in an issuance amount of at least $50,000,000 on or prior to the Equilon Acquisition Closing Date, then the Proforma Acquisition Statements shall additionally include the proforma effect of such issuance, and the application of the proceeds therefrom, effective from and as of the Equilon Acquisition Closing Date and thereafter until the end of the Fiscal Quarter in which the Equilon Acquisition Closing Date shall have occurred, (y) if Plains MLP shall issue equity in an issuance amount of at least $50,000,000 subsequent to the Equilon Acquisition Closing Date, then the Leverage Ratio will be determined based upon the proforma effect of such issuance, and the application of the proceeds therefrom and, if applicable, the Proforma Acquisition Statements, from and as of the date of such equity issuance and thereafter until the end of the Fiscal Quarter in which such issuance shall have occurred, and (z) shall be determined thereafter quarterly by Administrative Agent within two (2) Business Days after Administrative Agent's receipt of Plains MLP's Consolidated financial statements for the immediate preceding Fiscal Quarter based upon: (i) Consolidated Funded Indebtedness as of the end of such Fiscal Quarter, and (ii) the Consolidated EBITDA for the four Fiscal Quarters ending with such Fiscal Quarter. The Applicable Leverage Level shall become effective upon such determination of the Leverage Ratio by Administrative Agent and shall remain effective until the next such determination by Administrative Agent of the Leverage Ratio. For purposes of this definition "Applicable Leverage Ratio", the term "Proforma Acquisition Statements" means the proforma Consolidated financial statements of Plains MLP, after giving effect to the Equilon Acquisition, which are estimated as of March 31, 2002, which pro forma statements are based upon good faith estimates and assumptions believed by Plains MLP to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the periods covered by such financial information may differ from the projected results set forth therein by a material amount.

     "Available Cash" has the meaning given such term in the Partnership Agreement.

     "BA Discount Rate" means, in respect of a BA being accepted by a Canadian Revolver Lender on any date, (i) for a Canadian Revolver Lender that is listed in Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA (the

"CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Administration Agent by the Schedule I BA Reference Banks as of 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (ii) for a Canadian Revolver Lender that is listed in Schedule II to the Bank Act (Canada) or a Canadian Revolver Lender that is listed in Schedule III to the Bank Act (Canada) that is not subject to the restrictions and requirements referred to in subsection 524 (2) of the Bank Act (Canada), the rate established by the Canadian Administration Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Administration Agent by the Schedule II BA Reference Banks as of 10:00 a.m. (Toronto, Ontario time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA.

     "BA Equivalent Advance" means a Canadian Revolver Advance provided hereunder by a Canadian Revolver Lender in lieu of accepting and purchasing a BA pursuant to Section 2B.8(f).

     "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of Canadian Revolver Borrower, for a term selected by Canadian Revolver Borrower of either one, two, three or six months (as reduced or extended by Canadian Administration Agent, acting reasonably, to allow the maturity thereof to fall on a Business
Day) payable in Canada.

     "Bankruptcy and Insolvency Act (Canada)" means the Bankruptcy and Insolvency Act, S.C. 1992, c. 27, including the regulations made and, from time to time, in force under that Act.

     "Base Rate Loan" means any US Base Rate Loan, Term Base Rate Loan, Term-B Base Rate Loan, or Canadian Revolver Prime Rate Loan.

     "Borrowers"means, collectively, US Borrower, Term Borrower, and Canadian Revolver Borrower, and their successor and assigns; "Borrower" means, individually, any of such Persons.

     "Borrowing" means a borrowing of new Loans of a single Type pursuant to
Section 2A.2 or 2B.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of LIBOR Loans, with the same Interest Period) pursuant to Section 2A.3, 2B.3, 2C.2, or 2D.2 or the acceptance or purchase by Canadian Revolver Lenders of Bankers' Acceptances issued by Canadian Revolver Borrower under Section 2B.8.

     "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by a Borrower which meets the requirements of Section 2A.2 or 2B.2.

     "Business Day" means: (i) with respect to Canadian Obligations, a Canadian Business Day, and (ii) with respect to all other Obligations, a US Business Day.

     "Canadian Administration Agent" means The Toronto-Dominion Bank.

     "Canadian Business Day" means any day, other than a Saturday, Sunday or day which shall be in the Provinces of Ontario and Alberta a legal holiday or day on which banking institutions are required or authorized to close.

     "Canadian Commitment Period" means the period from and including the date hereof until the Canadian Revolver Maturity Date (or, if earlier, the day on which the obligation of Canadian Revolver Lenders to make Canadian Revolver Advances hereunder and the obligation of Canadian LC Issuer to issue Canadian Letters of Credit hereunder has been terminated or the day on which any of the Canadian Revolver Notes first becomes due and payable in full).

     "Canadian Dollars" and "C$" means the lawful currency of Canada.

     "Canadian LC Collateral" has the meaning given such term in Section
2B.17(a).

     "Canadian LC Issuer" means The Toronto-Dominion Bank in its capacity as the issuer of Canadian Letters of Credit hereunder, and its successors in such capacity. Canadian Administration Agent may, with the consent of Canadian Revolver Borrower and the Canadian Revolver Lender in question, appoint any Canadian Revolver Lender hereunder as a Canadian LC Issuer in place of or in addition to The Toronto-Dominion Bank.

     "Canadian LC Obligations" means, at the time in question, the sum of all Matured Canadian LC Obligations plus the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Canadian Letters of Credit then outstanding.

     "Canadian Lender Parties" means Canadian Administration Agent, Canadian LC Issuer, and Canadian Revolver Lenders.

     "Canadian Letter of Credit" means any letter of credit issued by Canadian LC Issuer hereunder at the application of Canadian Revolver Borrower.

     "Canadian Letter of Credit Fee Rate" means, on any day, the rate per annum set forth on the Pricing Grid as the "Canadian LC Fee Rate" based on the Applicable Leverage Level on such date. Changes in the applicable Canadian Letter of Credit Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Canadian Administration Agent of any change (and its effective date) in the Applicable Leverage Level, and Canadian Administration Agent will in turn give notice promptly to Canadian Revolver Borrower and Canadian Revolver Lenders of such change in the Applicable Leverage Level and the applicable Canadian Letter of Credit Fee Rate.

     "Canadian Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Canadian Revolver Advances, Canadian Revolver Notes and Canadian Letters of Credit, including all Canadian LC Obligations owing thereunder, or under or pursuant to any guaranty of the obligations of Canadian Revolver Borrower under the Loan Documents, or under or pursuant to any Security Document which secures the payment and performance of such Liabilities. "Canadian Obligation" means any part of the Canadian Obligations.

     "Canadian Revolver Advances" has the meaning given to such term in Section 2B.1.

     "Canadian Revolver Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Canadian Administration Agent as its reference rate for Canadian Dollar commercial demand loans made to a Person in Canada; and (ii) Canadian Administration Agent's discount rate for Bankers' Acceptances having a maturity of one month plus the Canadian Revolver Prime Rate Margin plus one-half percent (0.5%) per annum. Changes in the Canadian Revolver Prime Rate resulting from changes in the foregoing described reference rate or discount rate shall take place immediately without notice or demand of any kind.

     "Canadian Revolver Prime Rate Loan" means a Canadian Revolver Loan which bears interest at a rate based upon the Canadian Revolver Prime Rate.

     "Canadian Revolver Prime Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Canadian Revolver Prime Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Canadian Revolver Prime Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Canadian Administration Agent of any change (and its effective date) in the Applicable Leverage Level, and Canadian Administration Agent will in turn give notice promptly to Canadian Revolver Borrower and Canadian Revolver Lenders of such change in the Applicable Leverage Level and the applicable Canadian Revolver Prime Rate Margin.

     "Canadian Revolver Borrower" means Plains Marketing Canada, L.P., an Alberta limited partnership.

     "Canadian Revolver Commitment" means, in Canadian Dollars, the Dollar Equivalent of $30,000,000. The Dollar Equivalent of each Canadian Revolver Lender's Canadian Revolver Commitment shall be the amount set forth on the Lender Schedule.

     "Canadian Revolver Commitment Fee Rate" means, on any day, the rate per annum set forth on the Pricing Grid as the "Canadian Revolver Commitment Fee Rate" based on the Applicable Leverage Level on such date. Changes in the applicable Canadian Revolver Commitment Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Canadian Administration Agent of any change (and its effective date) in the Applicable Leverage Level, and Canadian Administration Agent will in turn give notice promptly to Canadian Revolver Borrower and Canadian Revolver Lenders of such change in the Applicable Leverage Level and the applicable Canadian Revolver Commitment Fee Rate.

     "Canadian Revolver Facility Usage" means, at the time in question, the Dollar Equivalent of the aggregate amount of Canadian Revolver Advances and Canadian LC Obligations then outstanding.

     "Canadian Revolver Lenders" means each signatory hereto designated as a Canadian Revolver Lender, and the successors and permitted assigns of each such party as holder of a Canadian Revolver Note.

     "Canadian Revolver Loans" has the meaning given such term in Section 2B.1 hereof.

     "Canadian Revolver Maturity Date" means April 30, 2005.

     "Canadian Revolver Notes" has the meaning given such term in Section 2B.1 hereof.

     "Canadian Subsidiaries" means each of Term Borrower and Canadian Revolver Borrower, and each of their Subsidiaries, whether now owned or existing or hereafter formed or acquired.

     "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

     "Cash and Carry Purchases" means purchases of Petroleum Products for physical storage at a Plains Terminal or in storage or in transit in pipelines Currently Approved by Majority Lenders which constitute Hedged Eligible Inventory, as such terms are defined in the Marketing Credit Agreement.

     "Cash Equivalents" means Investments in:

     (a) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or the federal government of Canada or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America or the federal government of Canada, as the case may be;

     (b) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (i) with any office of any Lender or (ii) with a domestic office of any national, state or provincial bank or trust company which is organized under the Laws of the United States of America or any state therein, or the federal government of Canada or any province therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose long term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

     (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (a) above entered into with (i) any Lender or (ii) any other commercial bank meeting the specifications of subsection (b) above;

     (d) open market commercial paper, maturing within 270 days after acquisition thereof, which are rated at least P-1 by Moody's or A-1 by S&P; and

     (e) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (a) through (d) above.

     "Change of Control" means the occurrence of any of the following events:

     (i) Qualifying Directors cease for any reason to constitute collectively a majority of the members of the board of directors of GP LLC (the "Board") then in office;

     (ii) GP LLC shall cease to be, directly or indirectly, the sole legal and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all of the general partner interests (including all securities which are convertible into general partner interests) of General Partner.

     (iii) General Partner shall cease to be, directly or indirectly, the sole legal and beneficial owner (as defined above) of all of the general partner interests (including all securities which are convertible into general partner interests) of Plains MLP;

     (iv) Plains MLP shall cease to be, directly or indirectly, the sole legal and beneficial owner (as defined above) of all (a) equity interests of Plains Newco LLC, (b) limited partner interests of US Borrower and All American, (c) partner interests of Plains Marketing Canada, L.P. (other than the limited partner interests of Plains Marketing Canada, L.P. that may be issued to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. as permitted under Section 7.4), or (d) capital stock of PMC (Nova Scotia) Company; or

     (v) Neither General Partner nor Plains MLP shall continue to be, directly or indirectly, the sole legal and beneficial owner of the general partner interest in US Borrower and All American.

     As used herein, "Qualifying Director" means (i) any Person designated by any Qualifying Owner as its representative on the Board, (ii) so long as Qualifying Owners own a majority of the ownership interests of GP LLC entitling the holders thereof to vote in elections for directors of GP LLC, any Person elected by a majority of such owners of GP LLC entitled to vote thereon, and (iii) the chief executive officer of GP LLC, and "Qualifying Owner" means Plains Resources Inc., Kayne Anderson Investment Management, EnCap Investments LLC, Sable Minerals, or any Affiliate of any of the foregoing.

     "Co-Agent" shall have the meaning given that term in Section 9.10.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "Collateral" means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Administrative Agent, Canadian Administration Agent, or the collateral agent under the Intercreditor Agreement for the benefit of Lenders) or which, under the terms of any

     Security Document, is purported to be subject to such a Lien, in each case granted or created to secure all or part of the Obligations.

     "Commitment" means the sum of (a) the Canadian Revolver Commitment, plus
(b) the US Commitment, plus (c) the outstanding principal balance of the Term Notes, plus (d) the outstanding principal balance of the Term-B Notes, in each case as of the time of determination.

     "Companies' Creditors Arrangement Act (Canada)" means the Companies' Creditors Arrangement Act, R.S.C. 1985, c. C-36, including the regulations made and from time to time in force under that Act.

     "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

     "Consolidated EBITDA" means, for any period, the sum of (1) the Consolidated Net Income of Plains MLP and its Subsidiaries during such period, plus (2) all interest expense which was deducted in determining such Consolidated Net Income for such period, plus (3) all income taxes (including any franchise taxes to the extent based upon net income) which were deducted in determining such Consolidated Net Income, plus (4) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP) which were deducted in determining such Consolidated Net Income, minus (5) all non-cash items of income which were included in determining such Consolidated Net Income.

     "Consolidated Funded Indebtedness" means as of any date, the sum of the following (without duplication): (i) all Indebtedness which is classified as "long-term indebtedness" on a consolidated balance sheet of Plains MLP and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP and any current maturities and other principal amount in respect of such Indebtedness due within one year but which was classified as "long-term indebtedness" at the creation thereof, (ii) indebtedness for borrowed money of Plains MLP and its Consolidated Subsidiaries outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, and (iii) Indebtedness in respect of Capital Leases of Plains MLP and its Consolidated Subsidiaries; provided, however, Consolidated Funded Indebtedness shall not include Indebtedness in respect of letters of credit, Cash and Carry Purchases or margin deposits.

     "Consolidated Net Income" means, for any period, Plains MLP's and its Subsidiaries' gross revenues for such period, including any cash dividends or distributions actually received from any other Person during such period, minus Plains MLP's and its Subsidiaries' expenses and other proper charges against income (including taxes on income, to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings of any Person other than a Subsidiary in which Plains MLP or any of its Subsidiaries has an ownership interest. Consolidated Net Income shall not include (i) any gain or loss from the sale of assets, (ii) any extraordinary gains or losses, or (iii) any non- cash gains or losses resulting from mark to market activity as a result of the implementation of SFAS 133 or EITF 98-10. In addition, Consolidated Net Income shall not include the cost or proceeds of purchasing or selling options which are used to hedge future activity, until the period in which such hedged future activity occurs.

     "Consolidated Net Worth" means the remainder of all Consolidated assets, as determined in accordance with GAAP, of Plains MLP and its Subsidiaries minus the sum of (i) Plains MLP's Consolidated liabilities, as determined in accordance with GAAP, and (ii) the book value of any equity interests in any of Plains MLP's Subsidiaries which equity interests are owned by a Person other than Plains MLP or a Wholly Owned Subsidiary of Plains MLP. The effect of any increase or decrease of net worth in any period as a result of items of income or loss not reflected in the determination of net income but reflected in the determination of comprehensive income (to the extent provided under GAAP as in effect on the date hereof) shall be excluded in determining Consolidated Net Worth.

     "Consolidated Secured Indebtedness" means any Consolidated Funded Indebtedness secured in whole or in part by any Lien on any assets or properties of Plains MLP or any of its Subsidiaries, including without limitation the Obligations.

     "Continue", "Continuation" and "Continued" shall refer to (i) the continuation pursuant to Section 2A.3, 2C.2, or 2D.2 hereof of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period and (ii) a rollover of a Banker's Acceptance at maturity.

     "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by a Borrower which meets the requirements of
Section 2A.3, 2B.3, 2C.2, or 2D.2.

     "Convert, "Conversion" and "Convert" refers to (i) a conversion pursuant to
Section 2A.3 of one Type of US Loan into another Type of US Loan, (ii) a conversion pursuant to Section 2B.3 of one Type of Canadian Revolver Advance into another Type of Canadian Revolver Advance, (iii) a conversion pursuant to
Section 2C.2 of one Type of Term Loan into another Type of Term Loan, and (iv) a conversion pursuant to Section 2D.2 of one Type of Term-B Loan into another Type of Term-B Loan.

     "Crude Oil Marketing Agreement" means that certain Crude Oil Marketing Agreement among Resources, Plains Illinois Inc., Stocker Resources, L.P., Arguello Inc. and Borrower dated November 23, 1998.

     "Current Trading Month" has the meaning given that term in Section 7.15.

     "Currently Approved by Majority Lenders" means such Person (including a limit on the maximum credit exposure to any such Person), storage location, pipeline, form of Letter of Credit or other matter as the case may be, as reflected in the most recent written notice given by Administrative Agent to Borrower as being approved by Majority Lenders. Each such written notice will supersede and revoke each prior notice.

     "Debt Coverage Ratio" shall have the meaning given that term in Section
7.12.

     "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

     "Default Rate" means, at the time in question, two percent (2%) per annum plus:

          (a) the US LIBOR Rate plus (i) the US LIBOR Rate Margin then in effect for each US LIBOR Loan (up to the end of the applicable Interest Period),
     (ii) the Term LIBOR Rate Margin then in effect for each Term LIBOR Loan (up to the end of the applicable Interest Period), or (iii) the Term-B LIBOR Rate Margin then in effect for each Term-B LIBOR Loan (up to the end of the applicable Interest Period),

          (b) the US Base Rate plus (i) the US Base Rate Margin then in effect for each US Base Rate Loan, (ii) the Term Base Rate Margin then in effect for each Term Base Rate Loan, or (iii) the Term-B Base Rate Margin then in effect for each Term-B Base Rate Loan, or

          (c) the Canadian Revolver Prime Rate plus the Canadian Revolver Prime Rate Margin for each Canadian Revolver Prime Rate Loan;

     provided, however, the Default Rate shall never exceed the Highest Lawful Rate.

     "Default Rate Period" means (i) any period during which an Event of Default, other than pursuant to Section 8.1 (a) or (b), is continuing, provided that such period shall not begin until notice of the commencement of the Default Rate has been given to US Borrower, Term Borrower, or Canadian Revolver Borrower, as applicable, by Administrative Agent upon the instruction by Majority Lenders and (ii) any period during which any Event of Default pursuant to Section 8.1 (a) or (b) is continuing unless US Borrower, Term Borrower, or Canadian Revolver Borrower, as applicable, has been notified otherwise by Administrative Agent upon the instruction by Majority Lenders.

     "Depository Bills and Notes Act (Canada)" means the Depository Bills and Notes Act (Canada), R.S.C. 1998, c. 13, including the regulations made and, from time to time, in force under that Act.

     "Disclosure Schedule" means Schedule 2 hereto.

     "Discount Proceeds" means, in respect of each Bankers' Acceptance, funds in an amount which is equal to:

                   Face Amount
                   -----------
                   1 + (Rate x Term)
                        -----------
                            365

(where "Face Amount" is the principal amount of the Bankers' Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

     "Dollar Equivalent" of any amount of any currency at any date means (i) if such currency is Dollars, the amount of such currency, or (ii) if such currency is Canadian Dollars, the equivalent in Dollars of such amount of such currency based upon the rate of exchange for such conversion as quoted by the Bank of Canada at approximately 12:00 noon, Toronto time (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Administrative Agent) on the date on or as of which such amount is to be determined.

     "Dollars" and "$" means the lawful currency of the United States of America, except where otherwise specified.

     "Effective Time" shall have the meaning given that term in Section 10.15.

     "Eligible Transferee" means a Person which either (a) is a Lender, or (b) is consented to as an Eligible Transferee by Administrative Agent and, so long as no Default or Event of Default is continuing, by the relevant Borrower, which consents in each case will not be unreasonably withheld (provided that no Person organized outside the United States may be an Eligible Transferee with respect to US Obligations if US Borrower or Term Borrower would be required to pay withholding taxes on interest or principal owed to such Person and, provided that no Person organized outside Canada may be an Eligible Transferee with respect to Canadian Obligations if Canadian Revolver Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

     "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     "Equilon Acquisition" means the acquisition by Plains MLP or any one or more other Restricted Persons that is a permitted assign under the Equilon Acquisition Documents of certain assets from Shell Pipeline Company LP (f/k/a Equilon Pipeline Company LLC) and Equilon Enterprises LLC dba Shell Oil Products US pursuant to the Equilon Acquisition Documents, as previously disclosed by US Borrower to Administrative Agent and Lenders.

     "Equilon Acquisition Documents" means that certain Purchase and Sale Agreement dated May 2, 2002 among Shell Pipeline Company LP (f/k/a Equilon Pipeline Company LLC) and Equilon Enterprises LLC dba Shell Oil Products US as sellers, and Plains MLP as buyer, and the title transfer documents and all other agreements or instruments executed and delivered by such parties in connection therewith to consummate the Equilon Acquisition.

     "Equilon Acquisition Closing Date" means the date on which the Equilon Acquisition shall have been consummated in accordance with the terms of the Equilon Acquisition Documents.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "ERISA Affiliate" means each Restricted Person and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Restricted Person, are treated as a single employer under Section 414 of the Code.

     "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

     "Event of Default" has the meaning given to such term in Section 8.1.

     "Existing Agreement" has the meaning given in the recitals hereto.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

     "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

     "Fiscal Year" means a twelve-month period ending on December 31 of any year.

     "Floating Price Contract" has the meaning given that term in Section 7.15.

     "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Plains MLP and its Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Plains MLP or with respect to Plains MLP and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to each Lender and Majority Lenders agree to such change insofar as it affects the accounting of Plains MLP or of Plains MLP and its Consolidated Subsidiaries.

     "General Partner" means Plains AAP, L.P., a Delaware limited partnership, in its capacity as the sole general partner of Plains MLP.

     "GP LLC" means Plains All American GP LLC, a Delaware limited liability company.

     "Guarantors" means Plains MLP and all of its Subsidiaries, other than 3794865 Canada Ltd. (including All American but excluding US Borrower with respect to the US Commitment and the Term-B Loan, Term Borrower with respect to the Term Loan, and Canadian Revolver Borrower with respect to the Canadian Obligations) and any other Person who has guaranteed some or all of the Obligations and who has been accepted by Administrative Agent as a Guarantor or any Subsidiary of Plains MLP which now or hereafter executes and delivers a guaranty to Administrative Agent pursuant to Section 6.17.

     "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

     "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement, excluding in each case for purposes of Section 7.3 only, any such agreement or contract covering Petroleum Products.

     "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

     "Incentive and Option Plans" means the Plains All American GP LLC 1998 Long-Term Incentive Plan as in effect on the date hereof, the Plains All American Inc. Management

Incentive Plan as in effect on the date hereof and those certain Transaction Grant Agreements disclosed in writing to Administrative Agent prior to the date of this Agreement.

     "Income Tax Act (Canada)" means the Income Tax Act, R.S.C. 1985 c. 1 (fifth supplement), including the regulations made and, from time to time, in force under that Act.

     "Indebtedness" of any Person means its Liabilities (without duplication) in any of the following categories:

     (a) Liabilities for borrowed money,

     (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than contingent purchase price or similar obligations incurred in connection with an acquisition and not yet earned or determinable.

     (c) Liabilities evidenced by a bond, debenture, note or similar instrument,

     (d) Liabilities (other than reserves for taxes and reserves for contingent obligations) which (i) would under GAAP be shown on such Person's balance sheet as a liability and (ii) are payable more than one year from the date of creation or incurrence thereof,

     (e) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

     (f) Liabilities constituting principal under Capital Leases,

     (g) Liabilities arising under conditional sales or other title retention agreements,

     (h) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

     (i) Liabilities consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arises out of or in connection with the sale or issuance of the same or similar securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

     (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

     (k) Liabilities with respect to banker's acceptances, or

      (l) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than Liabilities contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP.

      "Initial Financial Statements" means (i) the audited Consolidated financial statements of Plains MLP as of December 31, 2001, (ii) the unaudited consolidating balance sheet and income statement of Plains MLP as of December 31, 2001, (iii) the unaudited Consolidated and consolidating balance sheet and income statement of Plains MLP as of March 31, 2002 and (iv) the unaudited pro forma Consolidated balance sheet of Plains MLP as of December 31, 2001, after giving effect to the Equilon Acquisition.

      "Insurance Schedule" means Schedule 4 attached hereto.

      "Intercreditor Agreement" means that certain Intercreditor Agreement of even date herewith among Administrative Agent, the Lenders and the other Lender Parties, and the "Administrative Agent", the "Lenders" and the "LC Issuer" under the Marketing Credit Agreement substantially in the form of Exhibit I hereto.

      "Interest Act (Canada)" means the Interest Act, R.S.C. 1985, c. I-15, including the regulations made and, from time to time, in force under that Act.

      "Interest Expense" means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between Plains MLP and its Subsidiaries and all other items required to be eliminated in the course of the preparation of Consolidated financial statements of Plains MLP and its Subsidiaries in accordance with GAAP): (a) all interest and commitment fees in respect of Indebtedness of Plains MLP or any of its Subsidiaries (including imputed interest on Capital Lease Obligations) which are accrued during such period and whether expensed in such period or capitalized; plus (b) all fees, expenses and charges in respect of letters of credit issued for the account of Plains MLP or any of its Subsidiaries, which are accrued during such period and whether expensed in such period or capitalized. The determination of Interest Expense for the Fiscal Quarter ended March 31, 2000 shall exclude (i) interest and fees under the Paribas Linefill Financing (as defined in the Existing Agreement), and (ii) interest paid under the All American Agreement (as defined in the Existing Agreement) with respect to a principal amount equal to the net proceeds applied from the assets sold pursuant to the El Paso Longline Sale Agreement (as defined in the Existing Agreement).

      "Interest Payment Date" means (a) with respect to each Base Rate Loan, the last day of each March, June, September and December beginning June 30, 2001, and (b) with respect to each LIBOR Loan, the last day of the Interest Period that is applicable thereto and, if such

Interest Period is six, or twelve months in length, the dates specified by Administrative Agent which are approximately three, six, and nine months (as appropriate) after such Interest Period begins; provided that the last Business Day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under Section 8.1 (a) or (b).

      "Interest Period" means, with respect to each particular LIBOR Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, six or twelve months (if twelve months is available for each Lender) thereafter (and, as to US Loans, ending on a date less than 30 days thereafter as may be specified by US Borrower, if such lesser period is available for each US Lender), as US Borrower, Term Borrower, or Canadian Revolver Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, no Interest Period may be selected for (i) a US Loan that would end after the US Maturity Date, (ii) a Term Loan that would end after the Term Loan Maturity Date, or (iii) a Term-B Loan that would end after the Term-B Loan Maturity Date.

      "Investment" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise, and whether made in cash, by the transfer of property or by any other means.

      "Judgment Interest Act (Alberta)" means the Judgment Interest Act, S.A. 1984 c. J-O.5, including the regulations made and, from time to time, in force under that Act.

      "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province, or political subdivision thereof or of any foreign country or any department, state, province or other political subdivision thereof.

      "LC Application" means any application for a Letter of Credit hereafter made by US Borrower or Canadian Revolver Borrower to US LC Issuer or Canadian LC Issuer.

      "LC Obligations" means: (i) with respect to US Lenders, US LC Obligations, and (ii) with respect to Canadian Revolver Lenders, Canadian LC Obligations.

      "Lender Commitment" means, with respect to a Lender, the sum of (a) the greater of (i) such Lender's Canadian Revolver Commitment, and (ii) such Lender's portion of the Canadian Facility Usage, plus (b) the greater of (i) such Lender's US Commitment and (ii) such Lender's US Facility Usage, plus (c) the outstanding principal balance of such Lender's Term Note, plus

(d) the outstanding principal balance of such Lender's Term-B Note, in each case as of the time of determination.

      "Lender Parties" means Administrative Agent, US LC Issuer, Canadian Administration Agent, Canadian LC Issuer, and all Lenders.

      "Lenders" means, collectively, the US Lenders, the Term Lenders, the Term-B Lenders, and the Canadian Revolver Lenders.

      "Lender Schedule" means Schedule 1 hereto.

      "Letter of Credit" means any letter of credit issued by US LC Issuer hereunder or under the Existing Agreement or any letter of credit issued by Canadian LC Issuer hereunder at the application of US Borrower or Canadian Revolver Borrower.

      "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

      "LIBOR Loan" means a Loan that bears interest at a rate based upon the US LIBOR Rate.

      "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

      "Loan Documents" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, the BAs, the Hedging Contracts described in Sections 2A.14, 2B.18 and 2C.5, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

      "Loans" means, collectively, the Term Loans, the Canadian Revolver Advances, the US Loans, and the Term-B Loans.

      "Majority Lenders" means Lenders whose Aggregate Percentage Shares exceed sixty-six and two thirds percent (66_%).

      "Marketing Credit Agreement" means that certain Second Amended and Restated Credit Agreement [Letter of Credit and Hedged Inventory Facility] of even date herewith among US Borrower, All American and Plains MLP as guarantors, and the agents and financial institutions as lenders named therein.

      "Material Adverse Change" means a material and adverse change, from the state of affairs presented in the Initial Financial Statements or as represented or warranted in any Loan Document, to (a) Plains MLP's Consolidated financial condition, (b) Plains MLP's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's, Term Borrower's, or Canadian Revolver Borrower's ability to timely pay its Obligations, or (d) the enforceability of the material terms of any Loan Document.

      "Matured LC Obligations" means the sum of all Matured Canadian LC Obligations and Matured US LC Obligations.

      "Matured Canadian LC Obligations" means all amounts paid by Canadian LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Canadian Letter of Credit and all other amounts due and owing to Canadian LC Issuer under any LC Application for any such Canadian Letter of Credit, to the extent the same have not been repaid to Canadian LC Issuer (with the proceeds of Loans or otherwise).

      "Matured US LC Obligations" means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any US Letter of Credit and all other amounts due and owing to US LC Issuer under any LC Application for any such US Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise).

      "Moody's" means Moody's Investor Service, Inc., or its successor.

      "Net Proceeds" means with respect to any Bankers' Acceptance, the Discount Proceeds less the amount equal to the applicable Stamping Fee Rate multiplied by the face amount of such Bankers' Acceptance.

      "Notes" means, collectively, the Term Notes, the Term-B Notes, the Canadian Revolver Notes, and the US Notes.

      "NYMEX" means the New York Mercantile Exchange.

      "Obligations" means, collectively, the US Obligations, the Canadian Obligations, and all other Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including all US LC Obligations, all Canadian LC Obligations and Liabilities arising under Hedging Contracts that are included in Loan Documents. "Obligation" means any part of the Obligations.

      "Offsetting Position" means (i) any offsetting sale or purchase agreement,
(ii) an offsetting NYMEX contract, (iii) an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale), (iv) for any month subsequent to the Current Trading Month, up to fifteen percent (15%) of crude oil lease purchase volumes purchased in such Current Trading Month under 30-day evergreen floating price contracts, (v) unused physical storage capacity at Plains Terminals in the relevant period, or (vi) an offsetting swap, collar or option contract, in each case eliminating price risk and substantially all basis risk.

      "Omnibus Agreement" means that certain Omnibus Agreement between Resources, Plains MLP, US Borrower, All American and General Partner dated November 23, 1998.

      "Open Position" means, with respect to Petroleum Products inventory or Petroleum Products purchase or sale contracts, any position that does not have an Offsetting Position.

      "Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Plains MLP dated November 23, 1998.

      "Percentage Share" means:

      (a) with respect to US Loans and US Lenders, the percentage shown as each US Lender's "US Percentage Share" on the Lender Schedule,

      (b) with respect to Term Loans and Term Lenders, the percentage shown as each Term Lender's "Term Percentage Share" on the Lender Schedule,

      (c) with respect to Term-B Loans and Term-B Lenders, the percentage shown as each Term-B Lender's "Term-B Percentage Share" on the Lender Schedule, and

      (d) with respect to Canadian Revolver Advances and Canadian Revolver Lenders, the percentage shown as each Canadian Revolver Lender's "Canadian Revolver Percentage Share" on the Lender Schedule.

      "Permitted Acquisitions" means (A) the acquisition of the capital stock or other equity interest in a Person whose business, assets and operations consist of Petroleum Products and/or gas marketing, gathering, transportation, storage, terminaling and pipeline operation; provided, if a Restricted Person acquires less than all of the capital stock or other equity interest acquired, such business, assets and operations shall consist of transportation, storage, terminaling and/or pipeline operations and associated gathering assets, or (B) the acquisition of all or a portion of a line of business or the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) consisting of Petroleum Products and/or gas marketing, gathering, transportation, storage, terminaling and pipeline operation; provided, if a Restricted Person acquires less than all of the ownership interest of the business, assets or operations acquired, such business, assets and operations shall consist of transportation, storage, terminaling and/or pipeline operations and associated gathering assets; provided, further, in each case under clauses (A) and (B) above (i) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing; and (ii) all representations and warranties shall be true and correct as if restated immediately following the consummation of such acquisition, except to the extent that any such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders.

        "Permitted Canadian Inventory Liens" means any Lien, and the amount of any Liability secured thereby, on Petroleum Products inventory which would be a Permitted Lien under Section 7.2(b) (so long as such Lien is inchoate) or
Section 7.2(d).

        "Permitted Investments" means:

        (a) Cash Equivalents,

        (b) Investments described in the Disclosure Schedule,

        (c) Investments by Plains MLP or any of its Subsidiaries in (1) any Wholly Owned Subsidiary of Plains MLP which is (or substantially contemporaneously with such Investment will become) a Borrower or a Guarantor, or (2) any business, asset or operation which is (or contemporaneously with such Investment becomes) wholly-owned by Plains MLP or any Wholly Owned Subsidiary of Plains MLP which is (or substantially contemporaneously with such Investment will become) a Borrower or a Guarantor,

        (d) Investments in publicly traded units of master limited partnerships whose dividends are "qualifying income" as such term is defined in Section 7704 of the Code (provided, the amount of any such Investments under this clause (d) minus any amounts received on such Investments (excluding dividends thereon) shall not at any time exceed the Dollar Equivalent of $5,000,000),

        (e) Permitted Acquisitions,

        (f) Investments by Plains MLP or any of its Subsidiaries in (i) any Person owning transportation, terminaling, storage and/or pipeline assets and associated gathering assets in which Plains MLP or any Wholly Owned Subsidiary of Plains MLP owns, directly or indirectly, less than all of the capital stock or other equity interest, or (ii) transportation, terminaling, storage and/or pipeline assets and associated gathering assets in which Plains MLP or any Wholly Owned Subsidiary of Plains MLP owns, directly or indirectly, less than all of the ownership interest therein, such Investments under clauses (i) and
(ii) above in an aggregate amount not to exceed at any one time outstanding (A) the Dollar Equivalent of $35,000,000 minus (B) any outstanding Indebtedness under Section 7.1(f)(ii)(B),

        (g) subject to Section 7.16(d), Investments directly or indirectly by Restricted Persons in Unrestricted Subsidiaries (i) consisting of Qualified Equity Proceeds, and (ii) Investments other than Qualified Equity Proceeds in an aggregate amount not to exceed, at any one time outstanding, the Dollar Equivalent of $100,000,000; for calculation purposes hereof: (1) any return on investment from any Unrestricted Subsidiary shall reduce the aggregate outstanding Investments subject to the limitation set forth in clause (ii) by an amount equal to the Non-Equity Investment to Total Investment Ratio times such investment return (e.g., if an Unrestricted Subsidiary is capitalized with $100,000,000, $40,000,000 of which is Qualified Equity Proceeds and $60,000,000 of which is subject to the limitation set forth in clause (ii), and $10,000,000 is returned by such Unrestricted Subsidiary, the $60,000,000 subject to clause
(ii) would be reduced by 6/10ths or $6,000,000 of such return); (2) in the event any Unrestricted Subsidiary is designated a Restricted Person pursuant to
Section 7.16, executes and delivers Security Documents pursuant to Section 6.14 and becomes a Guarantor pursuant to Section 6.17, the aggregate outstanding Investments subject to the limitation set forth in clause (ii) shall be reduced by the lesser of (i) Investments in such redesignated Subsidiary not constituting Qualified Equity Proceeds and (ii) the Non-Equity Investment to Total Investment Ratio times the fair market value of such redesignated Subsidiary as of the date of such designation as a Restricted Person, as reasonably determined by US Borrower; as used herein, "Qualified Equity Proceeds" means proceeds of private or public offerings of equity securities by Restricted Persons after January 31, 2002 that within three months after the receipt thereof are (1) contributed as capital to one or more specified Unrestricted Subsidiaries, or (2) expressly designated as funds to be contributed as capital to one or more specified Unrestricted Subsidiaries, and are contributed pursuant to such designation within six months after such designation, and "Non-Equity Investment to Total Investment Ratio" means with respect to any Unrestricted Subsidiary, the ratio of (I) Investments in such Unrestricted Subsidiary not constituting Qualified Equity Proceeds to (II) all Investments in such Unrestricted Subsidiary, and

        (h) other Investments, excluding Investments in Unrestricted Subsidiaries, such other Investments not to exceed in the aggregate in respect of all Restricted Persons the Dollar Equivalent of $10,000,000.

        "Permitted Lien" has the meaning given to such term in Section 7.2.

        "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

        "Petroleum Products" means crude oil, condensate, natural gas liquids (NGL's), liquefied petroleum gases (LPG's) or any blend thereof.

        "Plains MLP" means Plains All American Pipeline, L.P., a Delaware limited partnership.

        "Plains Newco LLC" means a Delaware limited liability company or other entity that is wholly-owned, directly or indirectly, by Plains MLP that is or may become the general partner of US Borrower and All American.

        "Plains Terminal" means any storage terminal, tankage or facility owned by any Restricted Person.

        "Pricing Grid" means Schedule 5 attached hereto.

        "Private/Public Debt Issuance Date" means the issue date of Indebtedness described in Section 7.1(g) in an aggregate amount not less than $150,000,000.

        "Rating Agency" means either S&P or Moody's.

        "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

        "Resources" means Plains Resources Inc., a Delaware corporation.

        "Restriction Exception" means (i) any instrument governing Indebtedness or equity interests, or any other agreement relating to any property or assets, of a Person whose capital stock or other equity interests are partially acquired by a Restricted Person pursuant to a Permitted Acquisition, as such instrument or agreement is in effect at the time of such acquisition (except with respect to Indebtedness incurred in connection with, or in contemplation of, such acquisition), which is not applicable to any Restricted Person, or the property or assets of any Restricted Person, other than the partially-acquired Person, or the property or assets of such partially-acquired Person or such partially-acquired Person's Subsidiaries; provided that in the case of Indebtedness, such Indebtedness is permitted hereunder, or (ii) provisions with respect to the disposition or distribution of assets in joint venture agreements or other similar agreements entered into in the ordinary course of business.

        "Restricted Person" means any of Plains MLP and each Subsidiary of Plains MLP, including but not limited to US Borrower, All American, Term Borrower, Canadian Revolver Borrower and each Subsidiary of US Borrower, All American, Term Borrower, and Canadian Revolver Borrower, but excluding, for the avoidance of doubt, Unrestricted Subsidiaries.

        "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.) or its successor.

        "Schedule I BA Reference Banks" means the Lenders listed in Schedule I to the Bank Act (Canada) as are, at such time, designated by Canadian Administration Agent, with the prior consent of Canadian Revolver Borrower (acting reasonably), as the Schedule I BA Reference Banks.

        "Schedule II BA Reference Banks" means the Lenders listed in Schedule II to the Bank Act (Canada) as are, at such time, designated by Canadian Administration Agent, with the prior consent of Canadian Revolver Borrower (acting reasonably,) as the Schedule II BA Reference Banks.

        "Secured Debt Coverage Ratio" shall have the meaning given that term in
Section 7.12.

        "Security Documents" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Restricted Person's other duties and obligations under the Loan Documents.

        "Security Schedule" means Schedule 3 hereto.

        "Stamping Fee Rate" means the rate per annum set forth on the Pricing Grid as the "Stamping Fee Rate" based on the Applicable Leverage Level on such date, provided that during a Default Rate Period, the Stamping Fee Rate shall be increased by two percent (2%). Changes in the applicable Stamping Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur and shall be effective with respect to BA's issued on and after such change, but shall not apply with respect to any outstanding BA's. Administrative Agent will give notice promptly to Canadian Administration Agent of any change (and its effective date) in the Applicable Leverage Level, and Canadian Administration Agent will in turn give notice promptly to Canadian Revolver Borrower and Canadian Revolver Lenders of such change in the Applicable Leverage Level and the applicable Stamping Fee Rate.

        "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than fifty percent by such Person; provided, however, that no Unrestricted Subsidiary shall be deemed a "Subsidiary" of Plains MLP or any Subsidiary of Plains MLP for purposes of any Loan Document except as provided in Section 7.16.

        "Term Base Rate Loan" means a Term Loan which does not bear interest at a rate based upon the US LIBOR Rate.

        "Term Base Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term Base Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Term Borrower and Term Lenders of changes in the Term Base Rate Margin.

        "Term Borrower" means PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company.

        "Term Lenders" means each signatory hereto designated as a Term Lender, and the successors and each permitted assign of each such party as holder of a Term Note.

        "Term LIBOR Loan" means a Term Loan that bears interest at a rate based upon the US LIBOR Rate.

        "Term LIBOR Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term LIBOR Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term LIBOR Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Term Borrower and Term Lenders of changes in the Term LIBOR Rate Margin.

        "Term Loan" has the meaning given such term in Section 2C.1 hereof.

        "Term Loan Maturity Date" means May 5, 2006.

        "Term Notes" has the meaning given such term in Section 2C.1 hereof.

        "Term-B Base Rate Loan" means a Term-B Loan which does not bear interest at a rate based upon the US LIBOR Rate.

        "Term-B Base Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term-B Base Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term-B Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and Term-B Lenders of changes in the Term-B Base Rate Margin.

        "Term-B Lenders" means each signatory hereto designated as a Term-B Lender, and the successors and each permitted assign of each such party as holder of a Term-B Note.

        "Term-B LIBOR Loan" means a Term-B Loan that bears interest at a rate based upon the US LIBOR Rate.

        "Term-B LIBOR Rate Margin" means, on any day, the percent per annum set forth on the Pricing Grid as the "Term-B LIBOR Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable Term-B LIBOR Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and Term-B Lenders of changes in the Term-B LIBOR Rate Margin.

        "Term-B Loan" has the meaning given such term in Section 2D.1 hereof.

        "Term-B Loan Maturity Date" means September 21, 2007.

        "Term-B Notes" has the meaning given such term in Section 2D.1 hereof.

        "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

     "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America, the Dominion of Canada, or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

     "Type" means, with respect to any Loans, the characterization of such Loans as US Base Rate Loans, Term Base Rate Loans, Term-B Base Rate Loans, Canadian Revolver Prime Rate Loans, US LIBOR Loans, Term LIBOR Loans, Term-B LIBOR Loans or Bas.

     "Unrestricted Subsidiary" shall have the meaning given it in Section 7.16.

     "US Base Rate" means the higher of (i) the variable per annum rate of interest so designated from time to time by Administrative Agent as its "prime rate", or (ii) the Federal Funds Rate plus one-half percent (0.5%) per annum. The "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the US Base Rate resulting from changes in the "prime rate" shall take place immediately without notice or demand of any kind.

     "US Base Rate Loan" means a US Loan which does not bear interest at a rate based upon the US LIBOR Rate.

     "US Base Rate Margin" means the percent per annum set forth on the Pricing Grid as the "US Base Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable US Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and US Lenders of changes in the US Base Rate Margin.

     "US Borrower" means Plains Marketing, L.P., a Delaware limited partnership.

     "US Business Day" means any day, other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts a legal holiday or day on which banking institutions are required or authorized to close. Any Business Day in any way relating to US LIBOR Loans (such as the day on which an Interest Period begins or ends) must also be a day on which commercial banks settle payments in London.

     "US Commitment" means $450,000,000. Each US Lender's US Commitment shall be the amount set forth on the Lender Schedule.

     "US Commitment Fee Rate" means, on any day, the rate per annum set forth on the Pricing Grid as the "US Commitment Fee Rate" based on the Applicable Leverage Level on such date. Changes in the applicable US Commitment Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and US Lenders of changes in the US Commitment Fee Rate.

     "US Commitment Period" means the period from and including the date hereof until the US Maturity Date (or, if earlier, the day on which the obligation of US Lenders to make US hereunder and the obligation of US LC Issuer to issue US Letters of Credit hereunder has been terminated or the day on which any of the US Notes first becomes due and payable in full).

     "US Facility Usage" means, at the time in question, the aggregate amount of US Loans and US LC Obligations outstanding at such time.

     "US LC Collateral" has the meaning given such term in Section 2A.13(a).

     "US LC Issuer" means Fleet National Bank, in its capacity as the issuer of US Letters of Credit hereunder, and its successors in such capacity. Administrative Agent may, with the consent of Borrower and the US Lender in question, appoint any US Lender hereunder as a US LC Issuer in place of or in addition to Fleet National Bank.

     "US LC Obligations" means, at the time in question, the sum of all Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all US Letters of Credit then outstanding.

     "US Lender Parties" means Administrative Agent, US LC Issuer, US Lenders, and Term Lenders.

     "US Lenders" means each signatory hereto designated as a US Lender, and the successors of each such party as holder of a US Note.

     "US Letter of Credit" means any letter of credit issued by US LC Issuer hereunder at the application of US Borrower.

     "US Letter of Credit Fee Rate" means, on any day, the rate per annum set forth on the Pricing Grid as the "US LC Fee Rate" based on the Applicable Leverage Level on such date. Changes in the applicable US Letter of Credit Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and US Lenders of changes in the US Letter of Credit Fee Rate.

     "US LIBOR Loan" means a US Loan that bears interest at a rate based upon the US LIBOR Rate.

     "US LIBOR Rate" means, as applicable to any US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) as determined on the basis of offered rates for deposits in Dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the US LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBOR" (or such other page as may replace the LIBOR Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days prior to the beginning of such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBOR Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then the US LIBOR Rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the US LIBOR Rate pursuant to such US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any Lender, then for any period during which such Reserve Percentage shall apply, the US LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the US LIBOR Rate is to be determined, or (b) any category of extensions of credit or other assets which include US LIBOR Loans, Term LIBOR Loans or Term-B LIBOR Loans. The US LIBOR Rate for any US LIBOR Loan, Term LIBOR Loan or Term-B LIBOR Loan shall change whenever the Reserve Percentage changes.

     "US LIBOR Rate Margin" means the percent per annum set forth on the Pricing Grid as the "US LIBOR Rate Margin" based on the Applicable Leverage Level in effect on such date. Changes in the applicable US LIBOR Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to US Borrower and US Lenders of changes in the US LIBOR Rate Margin.

     "US Loans" has the meaning given such term in Section 2A.1 hereof.

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

     "US Maturity Date" means April 30, 2005.

     "US Notes" has the meaning given such term in Section 2A.1 hereof.

     "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Notes, including all US LC Obligations owing thereunder, the Term Notes, or the Term-B Notes, or under or pursuant to any guaranty of the obligations of US Borrower or Term Borrower under the Loan Documents, or under or pursuant to any Security Document which secures the payment and performance of such Liabilities. "US Obligation" means any part of the US Obligations.

     "Wholly Owned Subsidiary" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests, or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person.

     "Working Capital Borrowings" has the meaning given to such term in Section 2A.2(c) hereof.

     Section 1.2. Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

     Section 1.3. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement. All references to the term "Marketing Credit Agreement" shall be deemed to be references to such agreement as such agreement is executed and delivered by the parties thereto on the date hereof.

     Section 1.4. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. References to an "officer" or "officers" of the General Partner or any Restricted Person shall mean and include officers of such Person or the controlling management entity of such Person as provided in such Person's organizational documents, as applicable.

     Section 1.5. Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to LIBOR Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All other calculations of interest made under the Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under
Article III or any other matters which are to be determined hereunder by a Lender Party (such as any US LIBOR Rate, Business Day, Interest Period, or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Majority Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.

               ARTICLE IIA - The US Loans and US Letters of Credit

     Section 2A.1. Commitments to Lend; US Notes. Subject to the terms and conditions hereof, each US Lender agrees to make loans to US Borrower (herein called such US Lender's "US Loans") upon US Borrower's request from time to time during the US Commitment Period, provided that (a) subject to Sections 3.3, 3.4 and 3.6, all US Lenders are requested to make US Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing, (b) after giving effect to such US Loans, the US Facility Usage does not exceed the US Commitment determined as of the date on which the requested US Loans are to be made, and (c) after giving effect to such US Loans the US Loans by each US Lender plus the existing US LC Obligations of such US Lender does not exceed such US Lender's Commitment. The aggregate amount of all US Loans in any Borrowing must be equal to $2,000,000 or any higher integral multiple of $250,000. The obligation of US Borrower to repay to each US Lender the aggregate amount of all US Loans made by such US Lender to US Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such US Lender's "US Note") made by US Borrower payable to the order of such US Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any US Lender's US Note at any given time shall be the aggregate amount of all US Loans theretofore made by such US Lender minus all payments of principal theretofore received by such US Lender on such US Note. Interest on each US Note shall accrue and be due and payable as provided herein and therein. Each US Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the US Maturity Date. Subject to the terms and conditions of this Agreement, US Borrower may borrow, repay, and reborrow under this Section 2A.1. US Borrower may have no more than seven Borrowings of LIBOR Loans outstanding at any time. All payments of principal and interest on the US Loans shall be made in Dollars.

       Section 2A.2. Requests for US Loans. US Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of US Loans to be funded by US Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

              (a     specify (i) the aggregate amount of any such Borrowing of
       new US Base Rate Loans and the date on which such US Base Rate Loans are to be advanced, or (ii) the aggregate amount of any such Borrowing of new US LIBOR Loans, the date on which such US LIBOR Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period; and

              (b     be received by Administrative Agent not later than 11:00
       a.m., Boston, Massachusetts time, on (i) the day on which any such US Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such US LIBOR Loans are to be made.

              (c) If any requested Borrowing of US Loans or portion thereof is to be utilized by US Borrower exclusively for working capital purposes (such Borrowing or such portion being called a "Working Capital Borrowing"), US Borrower shall specify in the Borrowing Notice that such Borrowing or such portion is a Working Capital Borrowing. In addition, any repayment of a US Loan that is intended as a repayment of all or any part of the outstanding amount of one or more Working Capital Borrowings shall be so identified to the Administrative Agent at the time of such repayment.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B-1, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each US Lender prompt notice of the terms thereof. If all conditions precedent to such new US Loans have been met, each US Lender will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in Boston, Massachusetts the amount of such US Lender's new US Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such US Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such US Loans available to US Borrower. Unless Administrative Agent shall have received prompt notice from a US Lender that such US Lender will not make available to Administrative Agent such US Lender's new US Loan, Administrative Agent may in its discretion assume that such US Lender has made such US Loan available to Administrative Agent in accordance with this section, and Administrative Agent may if it chooses, in reliance upon such assumption, make such US Loan available to US Borrower. If and to the extent such US Lender shall not so make its new US Loan available to Administrative Agent, such US Lender and US Borrower severally agree to pay or repay to Administrative Agent within three days after demand the amount of such US Loan together with interest thereon, for each day from the date such amount was made available to US Borrower until the date such amount is paid or repaid to Administrative Agent, with interest at (i) the Federal Funds Rate, if such US Lender is making such payment and (ii) the interest rate

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

applicable at the time to the other new US Loans made on such date, if US Borrower is making such repayment. If neither such US Lender nor US Borrower pays or repays to Administrative Agent such amount within such three-day period, Administrative Agent shall be entitled to recover from US Borrower, on demand in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the date such amount was made available to US Borrower. The failure of any US Lender to make any new US Loan to be made by it hereunder shall not relieve any other US Lender of its obligation hereunder, if any, to make its new US Loan, but no US Lender shall be responsible for the failure of any other US Lender to make any new Loan to be made by such other US Lender. All Borrowings of US Loans shall be advanced to US Borrower in Dollars.

       Section 2A.3. Continuations and Conversions of Existing US Loans. US Borrower may make the following elections with respect to US Loans already outstanding: to Convert, in whole or in part, US Base Rate Loans to US LIBOR Loans, to Convert, in whole or in part, US LIBOR Loans to US Base Rate Loans on the last day of the Interest Period applicable thereto, and to Continue, in whole or in part, US LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, US Borrower may combine existing US Loans made pursuant to separate Borrowings into one new Borrowing or divide existing US Loans made pursuant to one Borrowing into separate new Borrowings, provided that US Borrower may have no more than seven Borrowings of US LIBOR Loans outstanding at any time. To make any such election, US Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing US Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

              (a     specify the existing US Loans which are to be Continued or
       Converted;

              (b     specify (i) the aggregate amount of any Borrowing of US
       Base Rate Loans into which such existing US Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of US LIBOR Loans into which such existing US Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such US LIBOR Loans), and the length of the applicable Interest Period; and

              (c     be received by Administrative Agent not later than 11:00
       a.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to US Base Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to US LIBOR Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C-1, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each US Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be

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

irrevocable and binding on US Borrower. During the continuance of any Default, US Borrower may not make any election to Convert existing US Loans into US LIBOR Loans or Continue existing US Loans as US LIBOR Loans beyond the expiration of their respective and corresponding Interest Period then in effect. If (due to the existence of a Default or for any other reason) US Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing US LIBOR Loans at least three days prior to the end of the Interest Period applicable thereto, such US LIBOR Loans, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into US Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by US Borrower or advanced by any US Lender in connection with any Continuation or Conversion of existing US Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

       Section 2A.4. Use of Proceeds. US Borrower shall use (i) all US Loans designated as Working Capital Borrowings pursuant to Section 2A.2(c) to provide working capital (including, without limitation, to make distributions to the partners of Restricted Persons), and (ii) all US Loans not designated as Working Capital Borrowings pursuant to Section 2A.2(c) to (a) refinance all outstanding indebtedness under the Existing Agreement, and (b) finance capital expenditures of any Restricted Person, pay reimbursement obligations of US Letters of Credit, provide working capital for operations and for other general business purposes, including acquisitions, but not to pay distributions to partners of Restricted Persons. US Borrower shall use all US Letters of Credit for its and its Subsidiaries' general corporate purposes (but not to pay distributions to partners of Restricted Persons) including in relation to the purchase or exchange by US Borrower of Petroleum Products. In no event shall the funds from any US Loan or any US Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. US Borrower represents and warrants that US Borrower is not engaged principally, or as one of US Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

       Section 2A.5. Interest Rates and Fees.
       (a    Interest Rates. Each US Loan shall bear interest as follows: (i)
unless the Default Rate shall apply, (A) each US Base Rate Loan shall bear interest on each day outstanding at the US Base Rate plus the US Base Rate Margin in effect on such day, and (B) each US LIBOR Loan shall bear interest on each day during the related Interest Period at the related US LIBOR Rate plus the US LIBOR Rate Margin in effect on such day, and (ii) during a Default Rate Period, all US Loans shall bear interest on each day outstanding at the applicable Default Rate. If an Event of Default based upon Section 8.1(a),
Section 8.1(b) or, with respect to US Borrower, based upon Section 8.1(i)(i),
(i)(ii) or (i)(iii) exists and the US Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable US Base Rate, the US LIBOR Rate, US Base Rate Margin, or the US LIBOR Rate

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

Margin changes. In no event shall the interest rate on any US Loan exceed the Highest Lawful Rate.

       (b   Commitment Fees. In consideration of each US Lender's commitment to make US Loans, US Borrower will pay to Administrative Agent for the account of each US Lender a commitment fee determined on a daily basis equal to the US Commitment Fee Rate in effect on such day times such US Lender's Percentage Share of the unused portion of the US Commitment on each day during the US Commitment Period, determined for each such day by deducting from the amount of the US Commitment at the end of such day the US Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the US Commitment Period. US Borrower shall have the right from time to time to permanently reduce the US Commitment, provided that (i) notice of such reduction is given not less than 2 Business Days prior to such reduction, (ii) the resulting US Commitment is not less than the US Facility Usage and (iii) each partial reduction shall be in an amount at least equal to $500,000 and in multiples of $100,000 in excess thereof.

       (c   Administrative Agent's Fees. In addition to all other amounts due to
Administrative Agent under the Loan Documents, US Borrower will pay fees to Administrative Agent as described in a letter agreement of even date herewith between Administrative Agent and US Borrower.

       Section 2A.6. Optional Prepayments. US Borrower may, upon three Business Days' notice, as to US LIBOR Loans, or one Business Day's notice, as to US Base Rate Loans, to Administrative Agent (and Administrative Agent will promptly give notice to the other US Lenders) from time to time and without premium or penalty prepay the US Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the US Loans equals $1,000,000 or any higher integral multiple of $250,000, and so long as US Borrower does not make any prepayments which would reduce the unpaid principal balance of the US Loans to less than $100,000 without first either (i) terminating this Agreement or
(ii) providing assurance satisfactory to Administrative Agent in its discretion that US Lenders' legal rights under the Loan Documents are in no way affected by such reduction. Upon receipt of any such notice, Administrative Agent shall give each US Lender prompt notice of the terms thereof. Each prepayment of principal of a US Loan under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

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

       Section 2A.7. Mandatory Prepayments.

       (a     Without limiting the requirements of Section 7.5 hereof regarding the consent of Majority US Lenders to sales of property by Restricted Persons which are not permitted by Section 7.5, the proceeds of any sale of property (net of all reasonable costs and expenses, but excluding proceeds consisting of tangible property to be used in the business of Restricted Persons) by any Restricted Person (other than a sale of property permitted under Section 7.5 hereof) shall be placed in a collateral account under the control of Administrative Agent in a manner satisfactory to Administrative Agent immediately upon such Restricted Person's receipt of such proceeds and maintained therein for a period of ninety (90) days following the date of receipt thereof in cash (in this Section 2A.7(a) referred to as the "Collateral Period"). If any consideration consists of an instrument or security, the Collateral Period shall, with respect to each amount of cash received in respect thereof, continue until ninety (90) days following such Restricted Person's receipt of such cash unless, pursuant to the following sentence, an approved investment included such cash; any cash in a collateral account may be invested in Cash Equivalents designated by US Borrower. During each Collateral Period, US Borrower may propose to invest such proceeds in other property subject to the approval of Majority US Lenders, and shall thereafter invest such proceeds in such property so approved by Majority US Lenders. At the end of each Collateral Period or, if an investment is so proposed and approved during such Collateral Period, within one hundred-eighty (180) days after such proposed investment has been so approved by Majority US Lenders, any such proceeds which have not been so invested by US Borrower shall be applied to the reduction of the outstanding principal balance of the US Loans at such time, and the US Commitment shall be reduced by an amount equal to the prepayment applied to the US Loans.

       (b     If at any time the US Facility Usage exceeds the US Commitment
(whether due to a reduction in the US Commitment in accordance with this Agreement, or otherwise), US Borrower shall immediately upon demand prepay the principal of the US Loans in an amount at least equal to such excess. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

       Section 2A.8. US Letters of Credit. Subject to the terms and conditions hereof, US Borrower may during the US Commitment Period request US LC Issuer to issue, amend, or extend the expiration date of, one or more US Letters of Credit, provided that, after taking such US Letter of Credit into account:

              (a     the US Facility Usage does not exceed the US Commitment at such time;

              (b     the aggregate amount of US LC Obligations at such time does not exceed $10,000,000;

              (c     the expiration date of such US Letter of Credit is prior to the earlier of (i) one (1) year after the date of issuance of such US Letter of Credit or (ii) the end of the US Commitment Period;

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

          (d such US Letter of Credit is to be used for general corporate purposes of US Borrower or any of its Subsidiaries and is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person, except Indebtedness of a Restricted Person;

          (e the issuance of such US Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject US LC Issuer to any cost which is not reimbursable under
     Article III;

          (f the form and terms of such US Letter of Credit are acceptable to US LC Issuer in its sole and absolute discretion; and

          (g all other conditions in this Agreement to the issuance of such US Letter of Credit have been satisfied.

US LC Issuer will honor any such request if the foregoing conditions (a) through
(g) (in the following Section 2A.9 called the "US LC Conditions") have been met as of the date of issuance, amendment, or extension of the expiration, of such US Letter of Credit.

     Section 2A.9. Requesting US Letters of Credit. US Borrower must make written application for any US Letter of Credit at least two Business Days before the date on which US Borrower desires for US LC Issuer to issue such US Letter of Credit. By making any such written application, unless otherwise expressly stated therein, US Borrower shall be deemed to have represented and warranted that the US LC Conditions described in Section 2A.8 will be met as of the date of issuance of such US Letter of Credit. Each such written application for a US Letter of Credit must be made in writing in the form and substance of Exhibit G-1, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by US LC Issuer and US Borrower). If all US LC Conditions for a US Letter of Credit have been met as described in Section 2A.8 on any Business Day before 11:00 a.m., Boston, Massachusetts time, US LC Issuer will issue such US Letter of Credit on the same Business Day at US LC Issuer's office in Boston, Massachusetts. If the US LC Conditions are met as described in Section 2A.8 on any Business Day on or after 11:00 a.m., Boston, Massachusetts time, US LC Issuer will issue such US Letter of Credit on the next succeeding Business Day at US LC Issuer's office in Boston, Massachusetts. If any provisions of any US LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

     Section 2A.10. Reimbursement and Participations.

     (a Reimbursement by US Borrower. Each Matured US LC Obligation shall constitute a loan by US LC Issuer to US Borrower. US Borrower promises to pay to US LC Issuer, or to US LC Issuer's order, on demand, the full amount of each Matured US LC Obligation, together with interest thereon (i) at the US Base Rate plus the US Base Rate Margin to and including the second Business Day after the Matured US LC Obligation is incurred and (ii) at the Default Rate on each day thereafter.

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

     (b US Letter of Credit Advances. If the beneficiary of any US Letter of Credit makes a draft or other demand for payment thereunder then US Borrower may, during the interval between the making thereof and the honoring thereof by US LC Issuer, request US Lenders to make US Loans to US Borrower in the amount of such draft or demand, which US Loans shall be made concurrently with US LC Issuer's payment of such draft or demand and shall be immediately used by US LC Issuer to repay the amount of the resulting Matured US LC Obligation. Such a request by US Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2A.1, the amount of such US Loans shall be considered, but the amount of the Matured US LC Obligation to be concurrently paid by such US Loans shall not be considered.

     (c Participation by US Lenders. US LC Issuer irrevocably agrees to grant and hereby grants to each US Lender, and -- to induce US LC Issuer to issue US Letters of Credit hereunder -- each US Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from US LC Issuer, on the terms and conditions hereinafter stated and for such US Lender's own account and risk an undivided interest equal to such US Lender's Percentage Share of US LC Issuer's obligations and rights under each US Letter of Credit issued hereunder and the amount of each Matured US LC Obligation paid by US LC Issuer thereunder. Each US Lender unconditionally and irrevocably agrees with US LC Issuer that, if a Matured US LC Obligation is paid under any US Letter of Credit for which US LC Issuer is not reimbursed in full by US Borrower in accordance with the terms of this Agreement and the related US LC Application (including any reimbursement by means of concurrent US Loans or by the application of US LC Collateral), such US Lender shall (in all circumstances and without set-off or counterclaim) pay to US LC Issuer on demand, in immediately available funds at US LC Issuer's address for notices hereunder, such US Lender's Percentage Share of such Matured US LC Obligation (or any portion thereof which has not been reimbursed by US Borrower). Each US Lender's obligation to pay US LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any US Lender to US LC Issuer pursuant to this subsection is paid by such US Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such US Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any US Lender to US LC Issuer pursuant to this subsection is not paid by such US Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such US Lender, on demand, interest thereon calculated from such due date at the US Base Rate plus the US Base Rate Margin.

     (d Distributions to Participants. Whenever US LC Issuer has in accordance with this section received from any US Lender payment of such US Lender's Percentage Share of any Matured US LC Obligation, if US LC Issuer thereafter receives any payment of such Matured US LC Obligation or any payment of interest thereon (whether directly from US Borrower or by application of US LC Collateral or otherwise, and excluding only interest for any period prior to US LC Issuer's demand that such US Lender make such payment of its Percentage Share), US LC Issuer will distribute to such US Lender its Percentage Share of the amounts so received by US LC Issuer; provided, however, that if any such payment received by US LC Issuer must thereafter

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

be returned by US LC Issuer, such US Lender shall return to US LC Issuer the portion thereof which US LC Issuer has previously distributed to it.

     (e Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by US LC Issuer to US Borrower or any US Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

     Section 2A.11. US Letter of Credit Fees. In consideration of US LC Issuer's issuance of any US Letter of Credit, US Borrower agrees to pay (i) to Administrative Agent for the account of each US Lender in proportion to its Percentage Share, a US Letter of Credit fee equal to the US Letter of Credit Fee Rate applicable each day times the face amount of such US Letter of Credit and
(ii) to such US LC Issuer for its own account, a letter of credit fronting fee at a rate equal to one-eighth percent (.125%) per annum times the face amount of such US Letter of Credit. Each such fee will be calculated on the face amount of each US Letter of Credit outstanding on each day at the above applicable rates and will be payable quarterly in arrears on the last day of each March, June, September and December. In addition, US Borrower will pay to US LC Issuer a minimum administrative issuance fee and such other fees and charges customarily charged by the US LC Issuer in respect of any issuance, amendment or negotiation of any US Letter of Credit in accordance with the US LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

     Section 2A.12. No Duty to Inquire.


     (a Drafts and Demands. US LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any US Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. US LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any US Letter of Credit, and payment by US LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. US Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

     (b Extension of Maturity. If the maturity of any US Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any US Letter of Credit is made at the request of US Borrower, or if the amount of any US Letter of Credit is increased at the request of US Borrower, this Agreement shall be binding upon all Restricted Persons with respect to such US Letter of Credit as so extended, increased or otherwise modified, with respect

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

to drafts and property covered thereby, and with respect to any action taken by US LC Issuer, US LC Issuer's correspondents, or any US Lender Party in accordance with such extension, increase or other modification.

     (c Transferees of US Letters of Credit. If any US Letter of Credit provides that it is transferable, US LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such US Letter of Credit, nor shall US LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by US LC Issuer to any purported transferee or transferees as determined by US LC Issuer is hereby authorized and approved, and US Borrower releases each US Lender Party from, and agrees to hold each US Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

     Section 2A.13. US LC Collateral.

     (a US LC Obligations in Excess of Commitment. If, after the making of all mandatory prepayments required under Section 2A.7, the outstanding US LC Obligations will exceed the US Commitment, then in addition to prepayment of the entire principal balance of the US Loans US Borrower will immediately pay to US LC Issuer an amount equal to such excess. US LC Issuer will hold such amount as collateral security for the remaining US LC Obligations (all such amounts held as collateral security for US LC Obligations being herein collectively called "US LC Collateral") and the other Obligations, and such collateral may be applied from time to time to any Matured US LC Obligations or any other Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which US LC Issuer may have under any other document or agreement relating to any US Letter of Credit, US LC Collateral or US LC Obligation, including any US LC Application, or any rights which any US Lender Party may have to otherwise apply any payments by US Borrower and any US LC Collateral under Section 3A.1.

     (b) Acceleration of US LC Obligations. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless all US Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by any US Lender at any time), all US LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the US Letters of Credit have occurred, and US Borrower shall be obligated to pay to US LC Issuer immediately an amount equal to the aggregate US LC Obligations which are then outstanding to be held as US LC Collateral.

     (c) Investment of US LC Collateral. Pending application thereof, all US LC Collateral shall be invested by US LC Issuer in such Cash Equivalents as US LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be

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

reinvested or applied to Matured US LC Obligations or the US Loans which are due and payable. When all Obligations have been satisfied in full, including all US LC Obligations, all US Letters of Credit have expired or been terminated, and all of US Borrower's reimbursement obligations in connection therewith have been satisfied in full, US LC Issuer shall release any remaining US LC Collateral. US Borrower hereby assigns and grants to US LC Issuer for the benefit of US Lenders a continuing security interest in all US LC Collateral paid by it to US LC Issuer, all Investments purchased with such US LC Collateral, and all proceeds thereof to secure its Matured US LC Obligations and its Obligations under this Agreement, each US Note, and the other Loan Documents, and US Borrower agrees that such US LC Collateral, Investments and proceeds shall be subject to all of the terms and conditions of the Security Documents. US Borrower further agrees that US LC Issuer shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of New York with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

     (d) Payment of US LC Collateral. When US Borrower is required to provide US LC Collateral for any reason and fails to do so on the day when required, US LC Issuer or Administrative Agent may without prior notice to US Borrower or any other Restricted Person provide such US LC Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with US LC Issuer, or otherwise) using any available funds of US Borrower or any other Person also liable to make such payments, and US LC Issuer or Administrative Agent will give notice thereof to US Borrower promptly after such application or transfer. Any such amounts which are required to be provided as US LC Collateral and which are not provided on the date required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and US LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

     Section 2A.14. Hedging Contracts. All Hedging Contracts permitted hereunder entered into with any one or more US Lenders or their Affiliates shall be deemed to be Obligations and be secured by all Collateral; subject, however, to the provisions of the Intercreditor Agreement.

     ARTICLE IIB - The Canadian Revolver Advances and Canadian Letters of Credit

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     Section 2B.1. Canadian Revolver Advances. Subject to the terms and conditions hereof, each Canadian Revolver Lender agrees to extend credit to Canadian Revolver Borrower by advancing funds to Canadian Revolver Borrower specified in a Borrowing Notice (herein called such Canadian Revolver Lender's "Canadian Revolver Loans") and accepting and purchasing drafts of Bankers' Acceptances issued under this Agreement by Canadian Revolver Borrower specified in a Borrowing Notice (herein called such Canadian Revolver Lender's "Bankers' Acceptances"; each Canadian Revolver Lender's Canadian Revolver Loans and Bankers' Acceptances are herein collectively called such Canadian Revolver Lender's "Canadian Revolver Advances") upon Canadian Revolver Borrower's request from time to time during the Canadian Commitment Period, provided that (a) subject to Sections 3.3, 3.4, and 3.6, all Canadian Revolver Lenders are requested to make Canadian Revolver Advances of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing, (b) after giving effect to such Canadian Revolver Advances, the Canadian Revolver Facility Usage does not exceed the Canadian Revolver Commitment determined as of the date on which the requested Canadian Revolver Advances are to be made, and (c) after giving effect to such Canadian Revolver Advances the Canadian Revolver Advances by each Canadian Revolver Lender plus the existing Canadian LC Obligations of such Canadian Revolver Lender does not exceed such Canadian Revolver Lender's Canadian Revolver Commitment. The aggregate amount of all Canadian Revolver Loans in any Borrowing must equal to C$500,000 or any higher integral multiple of C$100,000. The obligation of Canadian Revolver Borrower to repay to each Canadian Revolver Lender the aggregate amount of all Canadian Revolver Loans made by such Canadian Revolver Lender to Canadian Revolver Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Canadian Revolver Lender's "Canadian Revolver Note") made by Canadian Revolver Borrower payable to the order of such Canadian Revolver Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Canadian Revolver Lender's Canadian Revolver Note at any given time shall be the aggregate amount of all Canadian Revolver Loans theretofore made by such Canadian Revolver Lender minus all payments of principal theretofore received by such Canadian Revolver Lender on such Canadian Revolver Note. Interest on each Canadian Revolver Note shall accrue and be due and payable as provided herein and therein. Each Canadian Revolver Lender's Canadian Revolver Note shall be due and payable as provided herein and therein and shall be due and payable in full on the Canadian Revolver Maturity Date. Subject to the terms and conditions of this Agreement, Canadian Revolver Borrower may borrow, repay, and reborrow under this Section 2B.1. Canadian Revolver Borrower may have no more than seven Borrowings of BA's collectively outstanding at any time. All payments of principal and interest on the Canadian Revolver Loans shall be made in the currency in which such corresponding Canadian Revolver Loan was funded. All Canadian Revolver Loans shall be made in Canadian Dollars, or, upon the written request of Canadian Revolver Borrower, in Dollars.

     Section 2B.2. Requests for New Canadian Revolver Advances. The Canadian Revolver Borrower must give to Canadian Administration Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of Canadian Revolver Loans to be funded by Canadian Revolver Lenders and any requested Borrowing by way of Bankers' Acceptances. Each such notice constitutes a "Borrowing Notice" hereunder and must:

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          (a) specify (i) the aggregate amount of any such Borrowing of new
     Canadian Revolver Prime Rate Loans and the date on which such Canadian Revolver Prime Rate Loans are to be advanced, or (ii) the aggregate amount of any such Borrowing by way of Bankers' Acceptances (subject to Section 2B.2(f)), and the date on which such Bankers' Acceptances are to be accepted and the maturity of such Bankers' Acceptances; and

          (b) be received by Canadian Administration Agent not later than 10:00 a.m., Toronto, Ontario time, on (i) the day on which any such Canadian Revolver Prime Rate Loans are to be made, or (ii) the third Business Day before such Bankers' Acceptances are to be issued.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B-2, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Canadian Revolver Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Canadian Administration Agent shall give each Canadian Revolver Lender prompt notice of the terms thereof. If all conditions precedent to such new Canadian Revolver Advances have been met, each Canadian Revolver Lender will on the date requested promptly remit to Canadian Administration Agent at Canadian Administration Agent's office in Toronto, Ontario the amount of such Canadian Revolver Lender's new Canadian Revolver Advance in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Canadian Revolver Advances have been neither met nor waived as provided herein, Canadian Administration Agent shall promptly make such Canadian Revolver Advances available to Canadian Revolver Borrower or each Canadian Lender will accept drafts of Bankers' Acceptances on the date requested in accordance with Sections 2B.1 through 2B.3. Unless Canadian Administration Agent shall have received prompt notice from a Canadian Revolver Lender that such Canadian Revolver Lender will not make available to Canadian Administration Agent such Canadian Revolver Lender's new Canadian Revolver Advance, Canadian Administration Agent may in its discretion assume that such Canadian Revolver Lender has made such Canadian Revolver Advance available to Canadian Administration Agent in accordance with this section, and Canadian Administration Agent may if it chooses, in reliance upon such assumption, make such Canadian Revolver Advance available to Canadian Revolver Borrower. If and to the extent such Canadian Revolver Lender shall not so make its new Canadian Revolver Advance available to Canadian Administration Agent, such Canadian Revolver Lender and Canadian Revolver Borrower severally agree to pay or repay to Canadian Administration Agent within three days after demand the amount of such Canadian Revolver Advance together with interest thereon, for each day from the date such amount was made available to the applicable Canadian Borrower until the date such amount is paid or repaid to Canadian Administration Agent, with interest at (i) the Canadian Revolver Prime Rate, if such Canadian Revolver Lender is making such payment and (ii) the interest rate applicable at the time to the other new Canadian Revolver Advances made on such date, if Canadian Borrower is making such repayment. If neither such Canadian Revolver Lender nor Canadian Revolver Borrower pays or repays to Canadian Administration Agent such amount within such three-day period, Canadian Administration Agent shall be entitled to recover from Canadian Revolver Borrower, on demand in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the

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

date such amount was made available to Canadian Revolver Borrower. The failure of any Canadian Revolver Lender to make any new Canadian Revolver Advance to be made by it hereunder shall not relieve any other Canadian Revolver Lender of its obligation hereunder, if any, to make its new Canadian Revolver Advance, but no Canadian Revolver Lender shall be responsible for the failure of any other Canadian Revolver Lender to make any new Canadian Revolver Advance to be made by such other Canadian Revolver Lender. All Borrowings of Canadian Revolver Loans shall be advanced to Canadian Revolver Borrower in Canadian Dollars, or, upon the written request of Canadian Revolver Borrower, in Dollars in an amount equal to the Dollar Equivalent of such requested Canadian Revolver Loan.

     Section 2B.3. Continuations and Conversions of Existing Canadian Revolver Advances. Subject to the terms of Section 2B.9 with respect to Bankers' Acceptances, Canadian Revolver Borrower may make the following elections with respect to Canadian Revolver Advances already outstanding: (i) to Convert any Type of Canadian Revolver Advance to any other Type of Canadian Revolver Advance, provided that any such Conversion of a Bankers' Acceptance must be made on the date of maturity thereof; and (ii) to rollover any existing Bankers' Acceptance by designating the new maturity date applicable thereto. In making such elections, Canadian Revolver Borrower may combine existing Canadian Revolver Advances made pursuant to separate Borrowings into one new Borrowing or divide existing Canadian Revolver Advances made pursuant to one Borrowing into separate new Borrowings, provided that Canadian Revolver Borrower may have no more than seven Borrowings of BA's outstanding at any time. To make any such election, Canadian Revolver Borrower must give to Canadian Administration Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Canadian Revolver Advances, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

          (a) specify the existing Canadian Revolver Advances which are to be Continued or Converted;

          (b) specify (i) the aggregate amount of any Borrowing of Canadian Revolver Prime Rate Loans into which such existing Canadian Revolver Advances are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the amount of any Borrowing of Bankers' Acceptances into which such existing Canadian Revolver Advances are to be Continued or Converted, the date on which such Continuation or Conversion is to occur, and the maturity of such Bankers' Acceptances; and

          (c) be received by Canadian Administration Agent not later than 10:00 a.m., Toronto, Ontario time, on (i) the day on which any such Continuation or Conversion to Canadian Revolver Prime Rate Loans is to occur, or (ii) on the third Business Day preceding the day on which any such Continuation or Conversion to Bankers' Acceptances is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit B-2, duly completed. Each such

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

telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Canadian Revolver Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Canadian Revolver Agent shall give each Canadian Revolver Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Canadian Revolver Borrower. During the continuance of any Default, Canadian Revolver Borrower may not make any election to Convert existing Canadian Revolver Advances into Bankers' Acceptances or to rollover existing Bankers' Acceptances into new Bankers' Acceptances. If (due to the existence of a Default or for any other reason) Canadian Revolver Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing Bankers' Acceptances at least three days prior to the maturity of the Bankers' Acceptance, such Bankers' Acceptances, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into Canadian Revolver Prime Rate Loans at the end of such Interest Period. No new funds shall be repaid by Canadian Revolver Borrower or advanced by any Canadian Revolver Lender in connection with any Continuation or Conversion of existing Canadian Revolver Advances pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

     Section 2B.4. Repayments of Canadian Revolver Loans.

     (a) Mandatory Prepayments. Except to the extent permitted by Section 2B.4(c), if the aggregate principal amount of the outstanding Canadian Revolver Facility Usage ever exceeds the Canadian Revolver Commitment, Canadian Revolver Borrower shall immediately on demand prepay the principal of the Canadian Revolver Advances in an amount at least equal to such excess. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment. No BA may be prepaid as a result of the operation of this
Section 2B.4(b); provided, however, that any such excess required to be paid under this Section 2B.4(b) and not otherwise applicable to Canadian Revolver Loans will be paid to Canadian Administration Agent and held in accordance with
Section 2B.11.

     (b) Currency Fluctuations. Notwithstanding any other provision of this Agreement, Canadian Administration Agent shall have the right to calculate the outstanding Canadian Revolver Facility Usage for all purposes including making a determination from time to time of the available undrawn portion of the Canadian Revolver Commitment. If following such calculation, Canadian Administration Agent determines that the Canadian Revolver Facility Usage is greater than 105% of the Canadian Revolver Commitment, then Canadian Administration Agent shall so advise Canadian Revolver Borrower and Canadian Revolver Borrower shall repay, on the earlier of five Business Days after such advice and the next applicable Interest Payment Date immediately following such advice, an amount sufficient to eliminate such excess, together with all accrued interest on the amount so paid. No BA may be prepaid as a result of the operation of this Section 2B.4(c); provided, however, that any such excess required to be paid under this Section 2B.4(c) and not otherwise applicable to Canadian

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

Revolver Loans will be paid to Canadian Administration Agent and held in accordance with Section 2B.11.

     (c) Optional Prepayments. Canadian Revolver Borrower may, upon five Business Days' notice to Canadian Administration Agent (and Canadian Administration Agent will promptly give notice to the other Canadian Revolver Lenders) from time to time and without premium or penalty prepay the Canadian Revolver Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Canadian Revolver Loans equals C$100,000 or any higher integral multiple of C$100,000. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment. No BA may be prepaid hereunder except in accordance with Section 2B.11.

     Section 2B.5. Interest Rates and Fees.

     (a) Interest Rates. Each Canadian Revolver Loan shall bear interest as follows: (i) unless the Default Rate shall apply, each Canadian Revolver Prime Rate Loan shall bear interest on each day outstanding at the Canadian Revolver Prime Rate plus the Canadian Revolver Prime Rate Margin in effect on such day, and (ii) during a Default Rate Period, all Canadian Revolver Loans shall bear interest on each day outstanding at the applicable Default Rate. If an Event of Default based upon Section 8.1(a), Section 8.1(b) or, with respect to Canadian Revolver Borrower, based upon Section 8.1(i)(i), (i)(ii) or (i)(iii) exists and the Canadian Revolver Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable Canadian Revolver Prime Rate or the Canadian Revolver Prime Rate Margin changes. In no event shall the interest rate on any Canadian Revolver Loan exceed the such rates as set out in or calculated pursuant to
Section 10.10.

     (b) Commitment Fees. In consideration of each Canadian Revolver Lender's commitment to make Canadian Revolver Advances, Canadian Revolver Borrower will pay to Canadian Administration Agent for the account of each Canadian Revolver Lender a commitment fee determined on a daily basis equal to the Canadian Revolver Commitment Fee Rate in effect on such day times such Canadian Revolver Lender's Percentage Share of the unused portion of the Canadian Revolver Commitment on each day during the Canadian Commitment Period, determined for each such day by deducting from the amount of the Canadian Revolver Commitment at the end of such day the Canadian Revolver Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Canadian Commitment Period. Canadian Revolver Borrower shall have the right from time to time to permanently reduce the Canadian Revolver Commitment, provided that (i) notice of such reduction is given not less than 2 Business Days prior to such reduction, (ii) the resulting Canadian Revolver Commitment is not less than the Canadian Revolver Facility Usage and (iii) each partial reduction shall be in an amount at least equal to C$500,000 and in multiples of C$100,000 in excess thereof.

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

     (c) Stamping Fees. In consideration of each Canadian Revolver Lender's commitment to accept or participate in Bankers' Acceptances under this Agreement, Canadian Revolver Borrower will pay to Canadian Administration Agent for the account of such Canadian Revolver Lender the Stamping Fee Rate multiplied by the face amount of each Bankers' Acceptance accepted by such Canadian Revolver Lender under this Agreement calculated for the number of days in the term of such Bankers' Acceptance. Such fee shall be due and payable on the date on which such Bankers' Acceptances are accepted and shall be deducted from the Discount Proceeds paid to Canadian Revolver Borrower. Such fee shall be non-refundable, notwithstanding any reduction in the Stamping Fee Rate during the term of such Bankers' Acceptances.

     (d) Canadian Administration Agent's Fees. In addition to all other amounts due to Canadian Administration Agent under the Loan Documents, Canadian Revolver Borrower will pay fees to Canadian Administration Agent as described in the agency fee agreement between Canadian Administration Agent and Canadian Revolver Borrower.

     Section 2B.6. Use of Proceeds. Canadian Revolver Borrower shall use all Canadian Revolver Advances (i) to finance its capital expenditures, (ii) to pay reimbursement obligations of Canadian Letters of Credit, and (iii) to provide working capital for operations and for other general business purposes. Canadian Revolver Borrower shall use all Canadian Letters of Credit for its and its Subsidiaries' general corporate purposes (but not to pay distributions to partners of Restricted Persons), including in relation to the purchase or exchange by Canadian Revolver Borrower of Petroleum Products. In no event shall the funds from any Canadian Revolver Loan, or any Canadian Letter of Credit, or any Banker's Acceptance be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Canadian Revolver Borrower represents and warrants that it is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

     Section 2B.7. Creation of Bankers' Acceptances. Upon receipt of a Borrowing Notice requesting a Borrowing by way of Bankers' Acceptances, and subject to the provisions of this Agreement, each Canadian Revolver Lender shall accept, in accordance with its Percentage Share of the requested Borrowing from time to time such Bankers' Acceptances as Canadian Revolver Borrower shall request provided that:

          (a) Bankers' Acceptances shall be issued on a Business Day;

          (b) each Bankers' Acceptance shall have a term of one, two, three or six months (excluding days of grace), as selected by Canadian Revolver Borrower in the relevant Borrowing Notice provided that each Bankers' Acceptance shall mature on a Business Day;

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

          (c) the face amount of each Bankers' Acceptance shall be not less than C$500,000 and in multiples of C$100,000 for any amounts in excess thereof; and

          (d) each Bankers' Acceptance shall be in a form acceptable to the Canadian Administration Agent.

     Section 2B.8.  Terms of Acceptance by the Canadian Revolver Lenders.

     (a) Delivery and Payment. Subject to Sections 2B.3 and 2B.4 and only if a valid appointment pursuant to Section 2B.8(d) is not in place, Canadian Revolver Borrower shall pre-sign and deliver to each Canadian Revolver Lender bankers' acceptance drafts in sufficient quantity to meet Canadian Revolver Borrower's requirements for anticipated Borrowings by way of Bankers' Acceptances. Canadian Revolver Borrower shall, at its option, provide for payment to Canadian Administration Agent for the benefit of Canadian Revolver Lenders of each Bankers' Acceptance on the date on which a Bankers' Acceptance matures, either by payment of the full face amount thereof or through utilization of a Conversion to another Type of Borrowing in accordance with this Agreement, or through a combination thereof. Canadian Revolver Borrower waives presentment for payment of Bankers' Acceptances by Canadian Revolver Lenders and shall not claim from Canadian Revolver Lenders any days of grace for the payment at maturity of Bankers' Acceptances. Any amount owing by Canadian Revolver Borrower in respect of any Bankers' Acceptance which is not paid in accordance with the foregoing, shall, as and from the date on which such Bankers' Acceptance matures, be deemed to be outstanding hereunder as a Canadian Revolver Prime Rate Loan.

     (b) No Liability. Canadian Administration Agent and Canadian Revolver Lenders shall not be liable for any damage, loss or improper use of any bankers' acceptance draft endorsed in blank except for any loss arising by reason of Canadian Administration Agent or a Canadian Revolver Lender failing to use the same standard of care in the custody of such bankers' acceptance drafts as Canadian Administration Agent or such Canadian Revolver Lender use in the custody of their own property of a similar nature.

     (c) Bankers' Acceptances Purchased by Canadian Revolver Lenders. Each Canadian Revolver Lender shall purchase Bankers' Acceptances accepted by it for an amount equal to the Discount Proceeds.

     (d) Power of Attorney. To facilitate the procedures contemplated in this Agreement, Canadian Revolver Borrower appoints each Canadian Revolver Lender from time to time as the attorney-in-fact of Canadian Revolver Borrower to execute, endorse and deliver on behalf of Canadian Revolver Borrower drafts or depository bills in the form or forms prescribed by such Canadian Revolver Lender for Bankers' Acceptances denominated in Canadian Dollars. Each Bankers' Acceptance executed and delivered by a Canadian Revolver Lender on behalf of Canadian Revolver Borrower shall be as binding upon such Canadian Revolver Borrower as if it had been executed and delivered by a duly authorized officer of such Canadian Revolver Borrower. The foregoing appointment shall cease to be effective, in respect of any Canadian Revolver Lender regarding Canadian Revolver Borrower, three Business Days following receipt by such Canadian Revolver Lender of a written notice from Canadian Revolver Borrower

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

revoking such appointment (which notice shall be copied to the Canadian Administration Agent); provided that any such revocation shall not affect Bankers' Acceptances previously executed and delivered by such Canadian Revolver Lender pursuant to such appointment.

     (e)  Pro-Rata Treatment of Canadian Revolver Advances.

          (i) Each Canadian Revolver Advance shall be made available by each Canadian Revolver Lender and all repayments and reductions in respect thereof shall be made and applied in a manner so that the Canadian Revolver Advances outstanding hereunder to each Canadian Revolver Lender will, to the extent possible, thereafter be pro rata in accordance with such Canadian Revolver Lender's Percentage Share. The Canadian Administration Agent is authorized by Canadian Revolver Borrower and each Canadian Revolver Lender to determine, in its sole and unfettered discretion, the portion of each Canadian Revolver Advance and each Type of Canadian Revolver Advance to be made available by each Canadian Revolver Lender and the application of repayments and reductions of Canadian Revolver Advances to give effect to the provisions of this Section, provided that no Canadian Revolver Lender shall, as a result of any such determination, have a Percentage Share of the Canadian Revolver Advances which is in excess of its Percentage Share of the Canadian Revolver Commitment.

          (ii) In the event it is not practicable to allocate Bankers' Acceptances to each Canadian Revolver Lender such that the aggregate amount of Bankers' Acceptances required to be purchased by such Canadian Revolver Lender hereunder is in a whole multiple of C$100,000, the Canadian Administration Agent is authorized by each Canadian Borrower and each Canadian Revolver Lender to make such allocation as the Canadian Administration Agent determines in its sole and unfettered discretion may be equitable in the circumstances and, if the aggregate amount of such Bankers' Acceptances is not a whole multiple of C$100,000, then the Canadian Administration Agent may allocate (on a basis considered by it to be equitable) the excess of such Canadian Revolver Advance over the next lowest whole multiple of C$100,000 to one Canadian Revolver Lender, which shall purchase a Bankers' Acceptance with a face amount equal to the excess and having the same term as the corresponding Bankers' Acceptances. In no event shall the portion of the outstanding Borrowings by way of Bankers' Acceptances of a Canadian Revolver Lender exceed such Canadian Revolver Lenders' Percentage Share of the aggregate Borrowings by way of Bankers' Acceptances by more than C$100,000 as a result of such exercise of discretion by the Canadian Administration Agent.

     (f) BA Equivalent Advances. Each Canadian Revolver Lender may, in lieu of accepting a BA on the date of any Borrowing, make a BA Equivalent Advance. The amount of each BA Equivalent Advance shall be equal to the Discount Proceeds (with reference to the applicable BA Discount Rate) which would be realized from a hypothetical sale of those BAs which, but for this subsection, would have been sold to such Canadian Revolver Lender. If such Canadian Revolver Lender does not otherwise have a BA Discount Rate applicable to it, the applicable BA Discount Rate will be calculated as though such Canadian Revolver Lender was listed on
Schedule II of the Bank Act (Canada). Any BA Equivalent Advance shall be made on the relevant date of any Borrowing, and shall remain outstanding for the term of the

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

corresponding BA. On the maturity date of the corresponding BA, such BA Equivalent Advance shall be repaid in an amount equal to the face amount of a draft that would have been accepted by such Canadian Revolver Lender if such Canadian Revolver Lender had accepted and purchase a BA hereunder. Each BA Equivalent Advance made pursuant to this subsection shall be deemed to be a BA accepted and purchased by such Canadian Revolver Lender pursuant to the terms hereof, and except in this subsection, any reference to a BA shall include such BA Equivalent Advance.

     Section 2B.9. General Procedures for Bankers' Acceptances.

     (a) Continuations. In the case of a Continuation of maturing Bankers' Acceptances, each Canadian Revolver Lender in order to satisfy the continuing liability of Canadian Revolver Borrower to the Canadian Revolver Lender for the face amount of the maturing Bankers' Acceptances, shall retain for its own account the Net Proceeds of each new Bankers' Acceptance issued by it in connection with such Continuation; and Canadian Revolver Borrower shall, on the maturity date of the maturing Bankers' Acceptances, pay to Canadian Administration Agent for the benefit of Canadian Revolver Lenders an amount equal to the difference between the face amount of the maturing Bankers' Acceptances and the aggregate Net Proceeds of the new Bankers' Acceptances.

     (b) Conversion from Canadian Revolver Prime Rate Loans. In the case of a Conversion from a Borrowing of Canadian Revolver Prime Rate Loans into a Borrowing by way of Bankers' Acceptances to be accepted by a Canadian Revolver Lender pursuant to Sections 2B.1, 2B.2 and 2B.3, such Canadian Revolver Lender, in order to satisfy the continuing liability of Canadian Revolver Borrower to it for the principal amount of the Canadian Revolver Prime Rate Loans being converted, shall retain for its own account the Discount Proceeds of each new Bankers' Acceptance issued by it in connection with such Conversion; and Canadian Revolver Borrower shall, on the date of issuance of the Bankers' Acceptances, pay to Canadian Administration Agent for the benefit of Canadian Revolver Lenders an amount equal to the difference between the aggregate principal amount of the Canadian Revolver Prime Rate Loans being converted owing to the Canadian Revolver Lenders and the aggregate Discount Proceeds of such Bankers' Acceptances.

     (c) Authorization. Canadian Revolver Borrower hereby authorizes each Canadian Revolver Lender to complete, stamp, hold, sell, rediscount or otherwise dispose of all Bankers' Acceptances accepted by it pursuant to this Section in accordance with the instructions provided by Canadian Revolver Borrower pursuant to Section 2B.3, as applicable.

     (d) Depository Notes. The parties agree that in the administering of Bankers' Acceptances, each Canadian Revolver Lender may avail itself of the debt clearing services offered by a clearing house for depository notes pursuant to the Depository Bills and Notes Act (Canada) and that the procedures set forth in
Article II be deemed amended to the extent necessary to comply with the requirements of such debt clearing services.

     Section 2B.10. Execution of Bankers' Acceptances. The signatures of any authorized signatory on Bankers' Acceptances which are authorized and requested hereunder by the

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

Canadian Revolver Borrower may, at the option of Canadian Revolver Borrower, be reproduced in facsimile and such Bankers' Acceptances bearing such facsimile signatures shall be binding on Canadian Revolver Borrower as if they had been manually signed by such authorized signatory. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory may no longer be an authorized signatory of Canadian Revolver Borrower at the date of issuance of a Bankers' Acceptance, and notwithstanding that the signature affixed may be a reproduction only, such signature shall, unless prior to its use the Canadian Revolver Borrower has notified the Canadian Administration Agent in writing to contrary, nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and as if such signature had been manually applied, and any such Bankers' Acceptance so signed shall be binding on Canadian Revolver Borrower.

     Section 2B.11. Escrowed Funds. Upon the occurrence of an Event of Default and an acceleration of the Obligations under Section 8.1, or if, after the making of a prepayment as permitted or required under Section 2B.4, the outstanding Bankers' Acceptances will exceed the Canadian Revolver Commitment, Canadian Revolver Borrower shall forthwith pay to Canadian Administration Agent for deposit into an escrow account maintained by and in the name of Canadian Administration Agent for the benefit of Canadian Revolver Lenders in accordance with their Percentage Shares an amount equal to the Canadian Revolver Lenders' maximum potential liability (as determined by Canadian Administration Agent) under then outstanding Bankers' Acceptances or the amount by which the then outstanding Bankers' Acceptances exceed the Canadian Revolver Commitment, as the case may be (the "Escrow Funds"). The Escrow Funds shall be held by Canadian Administration Agent for set-off against such outstanding Bankers' Acceptances or such excess, as the case may be, or future Canadian Obligations, and pending such application shall bear interest at the rate declared by Canadian Administration Agent from time to time as that payable by it in respect of deposits for such amount and for such period relative to the maturity date of such Bankers' Acceptances, as applicable. If such Event of Default is either waived or cured in compliance with the terms of this Agreement, or the outstanding Bankers' Acceptances no longer exceed the Canadian Revolver Commitment, as the case may be, then the Escrow Funds, together with any accrued interest to the date of release, shall be forthwith released to Canadian Revolver Borrower.

     Section 2B.12. Canadian Letters of Credit. Subject to the terms and conditions hereof, Canadian Revolver Borrower may during the Canadian Commitment Period request Canadian LC Issuer to issue, amend, or extend the expiration date of, one or more Canadian Letters of Credit denominated in either Canadian Dollars or Dollars, provided that, after taking such Canadian Letter of Credit into account:

          (a) the Canadian Facility Usage does not exceed the Canadian Revolver Commitment at such time;

          (b) the aggregate amount of Canadian LC Obligations at such time does not exceed the Dollar Equivalent of $5,000,000;

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

          (c) the expiration date of such Canadian Letter of Credit is prior to the earlier of (i) one (1) year after the date of issuance of such Canadian Letter of Credit or (ii) the end of the Canadian Commitment Period;

          (d) such Canadian Letter of Credit is to be used for general corporate purposes of Canadian Revolver Borrower or any of its Subsidiaries and is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person, except Indebtedness of a Restricted Person;

          (e) the issuance of such Canadian Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject Canadian LC Issuer to any cost which is not reimbursable under Article III;

          (f) the form and terms of such Canadian Letter of Credit are acceptable to Canadian LC Issuer in its sole and absolute discretion; and

          (g) all other conditions in this Agreement to the issuance of such Canadian Letter of Credit have been satisfied.

Canadian LC Issuer will honor any such request if the foregoing conditions (a) through (g) (in the following Section 2B.13 called the "Canadian LC Conditions") have been met as of the date of issuance, amendment, or extension of the expiration, of such Canadian Letter of Credit.

     Section 2B.13. Requesting Canadian Letters of Credit. Canadian Revolver Borrower must make written application for any Canadian Letter of Credit at least two Business Days before the date on which Canadian Revolver Borrower desires for Canadian LC Issuer to issue such Canadian Letter of Credit. By making any such written application, unless otherwise expressly stated therein, Canadian Revolver Borrower shall be deemed to have represented and warranted that the Canadian LC Conditions described in Section 2B.12 will be met as of the date of issuance of such Canadian Letter of Credit. Each such written application for a Canadian Letter of Credit must be made in writing in the form and substance of Exhibit G-2, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by Canadian LC Issuer and Canadian Revolver Borrower). If all Canadian LC Conditions for a Canadian Letter of Credit have been met as described in Section 2B.12 on any Business Day before 11:00 a.m., Toronto, Ontario time, Canadian LC Issuer will issue such Canadian Letter of Credit on the same Business Day at Canadian LC Issuer's office in Toronto, Ontario. If the Canadian LC Conditions are met as described in Section 2B.12 on any Business Day on or after 11:00 a.m., Toronto, Ontario time, Canadian LC Issuer will issue such Canadian Letter of Credit on the next succeeding Business Day at Canadian LC Issuer's office in Toronto, Ontario. If any provisions of any Canadian LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

     Section 2B.14. Reimbursement and Participations.

     (a) Reimbursement by Canadian Revolver Borrower. Each Matured Canadian LC Obligation shall constitute a loan by Canadian LC Issuer to Canadian Revolver Borrower.

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Canadian Revolver Borrower promises to pay to Canadian LC Issuer, or to Canadian
LC Issuer's order, on demand, the full amount of each Matured Canadian LC Obligation, together with interest thereon (i) at the Canadian Revolver Prime Rate to and including the second Business Day after the Matured Canadian LC Obligation is incurred and (ii) at the Default Rate on each day thereafter.

     (b) Canadian Letter of Credit Advances. If the beneficiary of any Canadian Letter of Credit makes a draft or other demand for payment thereunder then Canadian Revolver Borrower may, during the interval between the making thereof and the honoring thereof by Canadian LC Issuer, request Canadian Revolver Lenders to make Canadian Revolver Loans to Canadian Revolver Borrower in the amount of such draft or demand, which Canadian Revolver Loans shall be made concurrently with Canadian LC Issuer's payment of such draft or demand and shall be immediately used by Canadian LC Issuer to repay the amount of the resulting Matured Canadian LC Obligation. Such a request by Canadian Revolver Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2B.1, the amount of such Canadian Revolver Loans shall be considered, but the amount of the Matured Canadian LC Obligation to be concurrently paid by such Canadian Revolver Loans shall not be considered.

     (c) Participation by Canadian Lenders. Canadian LC Issuer irrevocably agrees to grant and hereby grants to each Canadian Revolver Lender, and -- to induce Canadian LC Issuer to issue Canadian Letters of Credit hereunder -- each Canadian Revolver Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from Canadian LC Issuer, on the terms and conditions hereinafter stated and for such Canadian Revolver Lender's own account and risk an undivided interest equal to such Canadian Revolver Lender's Percentage Share of Canadian LC Issuer's obligations and rights under each Canadian Letter of Credit issued hereunder and the amount of each Matured Canadian LC Obligation paid by Canadian LC Issuer thereunder. Each Canadian Revolver Lender unconditionally and irrevocably agrees with Canadian LC Issuer that, if a Matured Canadian LC Obligation is paid under any Canadian Letter of Credit for which Canadian LC Issuer is not reimbursed in full by Canadian Revolver Borrower in accordance with the terms of this Agreement and the related Canadian LC Application (including any reimbursement by means of concurrent Canadian Revolver Loans or by the application of Canadian LC Collateral), such Canadian Revolver Lender shall (in all circumstances and without set-off or counterclaim) pay to Canadian LC Issuer on demand, in immediately available funds at Canadian LC Issuer's address for notices hereunder, such Canadian Revolver Lender's Percentage Share of such Matured Canadian LC Obligation (or any portion thereof which has not been reimbursed by Canadian Revolver Borrower). Each Canadian Revolver Lender's obligation to pay Canadian LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Canadian Revolver Lender to Canadian LC Issuer pursuant to this subsection is paid by such Canadian Revolver Lender to Canadian LC Issuer within three Business Days after the date such payment is due, Canadian LC Issuer shall in addition to such amount be entitled to recover from such Canadian Revolver Lender, on demand, interest thereon calculated from such due date at the "Bank Rate" as set by the Bank of Canada, as quoted on Reuters page BOCFAD. If any amount required to be paid by any Canadian Revolver Lender to Canadian LC Issuer pursuant to this subsection is not paid by such Canadian Revolver Lender to Canadian LC Issuer within three Business Days after

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the date such payment is due, Canadian LC Issuer shall in addition to such amount be entitled to recover from such Canadian Revolver Lender, on demand, interest thereon calculated from such due date at the Canadian Revolver Prime Rate.

     (d) Distributions to Participants. Whenever Canadian LC Issuer has in accordance with this section received from any Canadian Revolver Lender payment of such Canadian Revolver Lender's Percentage Share of any Matured Canadian LC Obligation, if Canadian LC Issuer thereafter receives any payment of such Matured Canadian LC Obligation or any payment of interest thereon (whether directly from Canadian Revolver Borrower or by application of Canadian LC Collateral or otherwise, and excluding only interest for any period prior to Canadian LC Issuer's demand that such Canadian Revolver Lender make such payment of its Percentage Share), Canadian LC Issuer will distribute to such Canadian Revolver Lender its Percentage Share of the amounts so received by Canadian LC Issuer; provided, however, that if any such payment received by Canadian LC Issuer must thereafter be returned by Canadian LC Issuer, such Canadian Revolver Lender shall return to Canadian LC Issuer the portion thereof which Canadian LC Issuer has previously distributed to it.

     (e) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by Canadian LC Issuer to Canadian Revolver Borrower or any Canadian Revolver Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

     Section 2B.15. Canadian Letter of Credit Fees. In consideration of Canadian LC Issuer's issuance of any Canadian Letter of Credit, Canadian Revolver Borrower agrees to pay (i) to Canadian Administration Agent for the account of each Canadian Revolver Lender in proportion to its Percentage Share, a Canadian Letter of Credit fee equal to the Canadian Letter of Credit Fee Rate applicable each day times the face amount of such Canadian Letter of Credit and (ii) to such Canadian LC Issuer for its own account, a letter of credit fronting fee at a rate equal to one-eighth percent (.125%) per annum times the face amount of such Canadian Letter of Credit. Each such fee will be calculated on the face amount of each Canadian Letter of Credit outstanding on each day at the above applicable rates and will be payable quarterly in arrears on the last day of each March, June, September and December. In addition, Canadian Revolver Borrower will pay to Canadian LC Issuer a minimum administrative issuance fee and such other fees and charges customarily charged by the Canadian LC Issuer in respect of any issuance, amendment or negotiation of any Canadian Letter of Credit in accordance with the Canadian LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

     Section 2B.16. No Duty to Inquire.

     (a) Drafts and Demands. Canadian LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Canadian Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. Canadian LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any

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

beneficiary under any Canadian Letter of Credit, and payment by Canadian LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Canadian Revolver Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

     (b) Extension of Maturity. If the maturity of any Canadian Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Canadian Letter of Credit is made at the request of any Restricted Person, or if the amount of any Canadian Letter of Credit is increased at the request of any Restricted Person, this Agreement shall be binding upon all Restricted Persons with respect to such Canadian Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by Canadian LC Issuer, Canadian LC Issuer's correspondents, or any Canadian Revolver Lender in accordance with such extension, increase or other modification.

     (c) Transferees of Canadian Letters of Credit. If any Canadian Letter of Credit provides that it is transferable, Canadian LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Canadian Letter of Credit, nor shall Canadian LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by Canadian LC Issuer to any purported transferee or transferees as determined by Canadian LC Issuer is hereby authorized and approved, and Canadian Revolver Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

     Section 2B.17. Canadian LC Collateral.

     (a) Canadian LC Obligations in Excess of Canadian Revolver Commitment. If, after the making of all mandatory prepayments required under Section 2B.4(c), the outstanding Canadian LC Obligations will exceed the Canadian Revolver Commitment, then in addition to prepayment of the entire principal balance of the Canadian Revolver Loans, Canadian Revolver Borrower will immediately pay to Canadian LC Issuer an amount equal to such excess. Canadian LC Issuer will hold such amount as collateral security for the remaining Canadian LC Obligations (all such amounts held as collateral security for Canadian LC Obligations being herein collectively called "Canadian LC Collateral") and the other Obligations, and such

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

collateral may be applied from time to time to any Matured Canadian LC Obligations or other Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which Canadian LC Issuer may have under any other document or agreement relating to any Canadian Letter of Credit, Canadian LC Collateral or Canadian LC Obligation, including any LC Application, or any rights which any Canadian Lender Party may have to otherwise apply any payments by Canadian Revolver Borrower and any Canadian LC Collateral under Section 3B.1.

     (b) Acceleration of Canadian LC Obligations. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless all Canadian Revolver Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by any Canadian Revolver Lender at any time), all Canadian LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Canadian Letters of Credit have occurred, and Canadian Revolver Borrower shall be obligated to pay to Canadian LC Issuer immediately an amount equal to the aggregate Canadian LC Obligations which are then outstanding to be held as Canadian LC Collateral.

     (c) Investment of Canadian LC Collateral. Pending application thereof, all Canadian LC Collateral shall be invested by Canadian LC Issuer in such Cash Equivalents as Canadian LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured Canadian LC Obligations or other Obligations which are due and payable. When all Obligations have been satisfied in full, including all Canadian LC Obligations, all Canadian Letters of Credit have expired or been terminated, and all of Canadian Borrowers's reimbursement obligations in connection therewith have been satisfied in full, Canadian LC Issuer shall release any remaining Canadian LC Collateral. Canadian Revolver Borrower hereby assigns and grants to Canadian LC Issuer for the benefit of Canadian Revolver Lenders a continuing security interest in all Canadian LC Collateral paid by it to Canadian LC Issuer, all Investments purchased with such Canadian LC Collateral, and all proceeds thereof to secure its Matured Canadian LC Obligations and its Obligations under this Agreement, each Canadian Revolver Note, and the other Loan Documents, and Canadian Revolver Borrower agrees that such Canadian LC Collateral, Investments and proceeds shall be subject to all of the terms and conditions of the Security Documents. Canadian Revolver Borrower further agrees that Canadian LC Issuer shall have all of the rights and remedies of a secured party under the Personal Property Security Act (Alberta) with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

     (d) Payment of Canadian LC Collateral. When Canadian Revolver Borrower is required to provide Canadian LC Collateral for any reason and fails to do so on the day when required, Canadian LC Issuer or Canadian Administration Agent may without prior notice to Canadian Revolver Borrower or any other Restricted Person provide such Canadian LC Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with Canadian LC Issuer, or otherwise) using any available funds of Canadian Revolver Borrower or any other Person also liable to make such payments, and Canadian LC Issuer or Canadian Administration Agent will give notice thereof to Canadian Revolver Borrower promptly after such application or transfer. Any such amounts which are required to be provided as Canadian LC Collateral and which are not provided on the date

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

required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and Canadian LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

     Section 2B.18. Hedging Contracts. All Hedging Contracts permitted hereunder entered into with any one or more Canadian Revolver Lenders or their Affiliates shall be deemed to be Obligations and be secured by all Collateral; subject, however, to the provisions of the Intercreditor Agreement.

                            ARTICLE IIC - Term Loans

     Section 2C.1. Term Loans. Subject to the terms and conditions hereof, each Term Lender has made an advance to Term Borrower (herein called such Lender's "Term Loan"), the outstanding amount of such Term Loan being as set forth on
Schedule 1 attached hereto. Portions of each Term Lender's Term Loan may from time to time be designated as a Term Base Rate Loan or Term LIBOR Loan as provided herein. The obligation of Term Borrower to repay to each Term Lender the amount of the Term Loan made by such Term Lender to Term Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Term Lender's "Term Note") made by Term Borrower payable to the order of such Term Lender in the form of Exhibit A-3 with appropriate insertions. The amount of principal owing on any Term Lender's Term Note at any given time shall be the amount of such Term Lender's Term Loan minus all payments of principal theretofore received by such Term Lender on such Term Note. Interest on each Term Note shall accrue and be due and payable as provided herein and therein. Each Term Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Term Loan Maturity Date. No portion of any Term Loan which has been repaid may be reborrowed. Term Borrower may have no more than three Borrowings of Term LIBOR Loans outstanding at any time. All payments of principal and interest on the Term Loans shall be made in Dollars. All Term Loans shall be advanced to Term Borrower in Dollars.

     Section 2C.2. Continuations and Conversions of Existing Term Loans. Term Borrower may make the following elections with respect to outstanding Term Loans
(1) to Convert, in whole or part, any Type of Term Loan to any other Type of Term Loan, provided that any such Conversion of any Term LIBOR Loan must be made on the last day of the Interest Period applicable thereto; and (2) to Continue, in whole or in part, Term LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Term Borrower may combine existing Term Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Term Loans made pursuant to one Borrowing into separate new Borrowings, provided that Term Borrower may have no more than three Borrowings of Term LIBOR Loans outstanding at any time. To make any such election, Term Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Term Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

               (a) specify the existing Term Loans which are to be Continued or Converted;

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

          (b) specify (i) the aggregate amount of any Borrowing of Term Base Rate Loans into which such existing Term Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Term LIBOR Loans into which such existing Term Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Term LIBOR Loans), and the length of the applicable Interest Period; and

          (c) be received by Administrative Agent not later than 11:00 a.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Term Base Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Term LIBOR Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit B-3, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Term Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Term Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Term Borrower. During the continuance of any Default, Term Borrower may not make any election to Convert existing Term Loans into LIBOR Loans or Continue existing LIBOR Loans made under this Agreement as LIBOR Loans beyond the last day of the respective and corresponding Interest Period If (due to the existence of a Default or for any other reason) Term Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing LIBOR Loans at least three days prior to the end of the Interest Period applicable thereto, such LIBOR Loans (to the extent not prepaid at the end of such Interest Period) shall automatically be Converted into Term Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Term Borrower or advanced by any Term Lender in connection with any Continuation or Conversion of existing Term Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in terms of already outstanding Term Loans and the interest rate applicable thereto.

      Section 2C.3. Repayments.

     (a) Scheduled Repayments of Principal. Subject to Section 2C.3(b) Term Borrower shall repay the principal of the Term Loans as follows: (i) a principal payment in the amount of $1,000,000 shall be due and payable on May 4, 2002, which amount has been timely paid; (ii) a principal payment in the amount of $7,000,000 shall be due and payable on May 4, 2003; (iii) a principal payment in the amount of $8,000,000 shall be due and payable on each of May 4, 2004 and May 4, 2005; and (iv) the outstanding principal balance shall be due on the Term Loan Maturity Date.

     (b) Income Tax Act (Canada). Except as otherwise provided in Section 8.1, notwithstanding anything to the contrary contained herein, in no event shall Term Borrower be

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

required to repay 25% or more of the principal amount (as defined in the Income Tax Act (Canada)) of the Term Loans made to it prior to five years and a day after the date on which the Term Loans are made.

     (c) Interest Rates. Each Term Loan shall bear interest as follows: (i) unless the Default Rate shall apply, (A) each Term Base Rate Loan shall bear interest on each day outstanding at the US Base Rate plus the Term Base Rate Margin in effect on such day, and (B) each Term LIBOR Loan shall bear interest on each day during the related Interest Period at the related US LIBOR Rate plus the Term LIBOR Rate Margin in effect on such day, and (ii) during a Default Rate Period, all Term Loans shall bear interest on each day outstanding at the applicable Default Rate. If an Event of Default based upon Section 8.1(a),
Section 8.1(b) or, with respect to Term Borrower, based upon Section 8.1(i)(i),
(i)(ii) or (i)(iii) exists and the Term Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable US Base Rate, the US LIBOR Rate, Term Base Rate Margin, or the Term LIBOR Rate Margin changes. In no event shall the interest rate on any Term Loan exceed the Highest Lawful Rate.

     (d) Optional Prepayments. Term Borrower may, upon three Business Days' notice, as to Term LIBOR Loans, or one Business Day's notice, as to Term Base Rate Loans, to Administrative Agent (and Administrative Agent will promptly give notice to the other Term Lenders) from time to time and without premium or penalty prepay the Term Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Term Loans equals $5,000,000 or any higher integral multiple of $1,000,000. Notwithstanding the foregoing sentence, if Term Borrower shall prepay, in whole or in part, the Term Loans before the first anniversary of the initial advance of the Term Loans, voluntarily as provided in this subsection, Term Borrower shall pay to Administrative Agent for the account of each Term Lender a prepayment premium (the "Prepayment Premium") in an amount equal to one percent (1.0%) of the amount of any such prepayment. Upon receipt of any notice described in the first sentence of this subsection, Administrative Agent shall give each Term Lender prompt notice of the terms thereof. Each prepayment of principal of a Term LIBOR Loan under this subsection shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this subsection shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

     Section 2C.4. Use of Proceeds. In no event shall the funds from any Term Loan be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Term Borrower represents and warrants that it is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

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

     Section 2C.5. Hedging Contracts. All Hedging Contracts permitted hereunder entered into with any one or more Term Lenders or their Affiliates shall be deemed to be Obligations and be secured by all Collateral; subject, however, to the provisions of the Intercreditor Agreement.

                           ARTICLE IID - Term-B Loans

     Section 2D.1. Term-B Loans. Subject to the terms and conditions hereof, each Term-B Lender has made an advance to US Borrower (herein called such Lender's "Term-B Loan"), the outstanding amount of such Term-B Loan being set forth on Schedule 1 attached hereto. Portions of each Term-B Lender's Term-B Loan may from time to time be designated as a Term-B Base Rate Loan or Term-B LIBOR Loan as provided herein. The obligation of US Borrower to repay to each Term-B Lender the amount of the Term-B Loan made by such Term-B Lender to US Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Term-B Lender's "Term-B Note") made by US Borrower payable to the order of such Term-B Lender in the form of Exhibit A-4 with appropriate insertions. The amount of principal owing on any Term-B Lender's Term-B Note at any given time shall be the amount of such Term-B Lender's Term-B Loan minus all payments of principal theretofore received by such Term-B Lender on such Term-B Note. Interest on each Term-B Note shall accrue and be due and payable as provided herein and therein. Each Term-B Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Term-B Loan Maturity Date. No portion of any Term-B Loan which has been repaid may be reborrowed. US Borrower may have no more than three Borrowings of Term-B LIBOR Loans outstanding at any time. All payments of principal and interest on the Term-B Loans shall be made in Dollars. All Term-B Loans shall be advanced to US Borrower in Dollars.

     Section 2D.2. Continuations and Conversions of Existing Term-B Loans. US Borrower may make the following elections with respect to outstanding Term-B Loans (1) to Convert, in whole or part, any Type of Term-B Loan to any other Type of Term-B Loan, provided that any such Conversion of any Term-B LIBOR Loan must be made on the last day of the Interest Period applicable thereto; and (2) to Continue, in whole or in part, Term-B LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, US Borrower may combine existing Term-B Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Term-B Loans made pursuant to one Borrowing into separate new Borrowings, provided that US Borrower may have no more than three Borrowings of Term-B LIBOR Loans outstanding at any time. To make any such election, US Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Term-B Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

               (a) specify the existing Term-B Loans which are to be Continued or Converted;

               (b) specify (i) the aggregate amount of any Borrowing of Term-B Base Rate Loans into which such existing Term-B Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount

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          of any Borrowing of Term-B LIBOR Loans into which such existing Term-B
          Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Term-B LIBOR Loans), and the length of the applicable Interest Period; and

               (c) be received by Administrative Agent not later than 11:00 a.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Term-B Base Rate Loans is to occur, or
          (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Term-B LIBOR Loans is to occur. Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C-4, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Term-B Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on US Borrower. During the continuance of any Default, US Borrower may not make any election to Convert existing Term-B Loans into LIBOR Loans or Continue existing LIBOR Loans made under this Agreement as LIBOR Loans beyond the last day of the respective and corresponding Interest Period. If (due to the existence of a Default or for any other reason) US Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing LIBOR Loans at least three days prior to the end of the Interest Period applicable thereto, such LIBOR Loans (to the extent not prepaid at the end of such Interest Period) shall automatically be Converted into Term-B Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by US Borrower or advanced by any Term-B Lender in connection with any Continuation or Conversion of existing Term-B Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in terms of already outstanding Term-B Loans and the interest rate applicable thereto.

          Section 2D.3. Repayments.

          (a) Scheduled Repayments of Principal. US Borrower shall repay the principal of the Term-B Loans as follows: (i) a principal payment in an amount equal to one percent of the original principal amount of the Term-B Loans shall be due and payable on September 21 of each year, commencing September 21, 2002, and (ii) the outstanding principal balance shall be due on the Term-B Loan Maturity Date.

          (b)  Interest Rates. Each Term-B Loan shall bear interest as follows:
(i) unless the Default Rate shall apply, (A) each Term-B Base Rate Loan shall bear interest on each day outstanding at the US Base Rate plus the Term-B Base Rate Margin in effect on such day, and (B) each Term-B LIBOR Loan shall bear interest on each day during the related Interest Period at the related US LIBOR Rate plus the Term-B LIBOR Rate Margin in effect on such day, and (ii) during a Default Rate Period, all Term-B Loans shall bear interest on each day outstanding at the applicable Default Rate. If an Event of Default based upon
Section 8.1(a), Section 8.1(b) or,

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with respect to US Borrower, based upon Section 8.1(i)(i), (i)(ii) or (i)(iii)
exists and the Term-B Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable US Base Rate, the US LIBOR Rate, Term-B Base Rate Margin, or the Term-B LIBOR Rate Margin changes. In no event shall the interest rate on any Term-B Loan exceed the Highest Lawful Rate.

     (c) Optional Prepayments. US Borrower may, upon three Business Days' notice, as to Term-B LIBOR Loans, or one Business Day's notice, as to Term-B Base Rate Loans, to Administrative Agent (and Administrative Agent will promptly give notice to the other Term-B Lenders) from time to time and without premium or penalty prepay the Term-B Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Term-B Loans equals $5,000,000 or any higher integral multiple of $1,000,000. Each prepayment of principal of a Term-B LIBOR Loan under this subsection shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this subsection shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

     Section 2D.4. Use of Proceeds. US Borrower shall use all Term-B Loans to provide working capital for operations and for other general business purposes, including acquisitions and refinancing Obligations, but not to pay distributions to partners of Restricted Persons. In no event shall the funds from any Term-B Loan be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. US Borrower represents and warrants that it is not engaged principally, or as one of its important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

                        ARTICLE III - Payments to Lenders

     Section 3.1.  General Procedures.

     (a) Each Restricted Person shall pay all amounts owing such Restricted Person with respect to any US Obligations (whether for principal, interest, fees, or otherwise) to Administrative Agent for the account of the US Lender Party to whom such payment is owed in Dollars, without set-off, deduction or counterclaim, and in immediately available funds and each Restricted Person shall pay all amounts owing by such Restricted Person with respect to any Canadian Obligations (whether for principal, interest, fees, or otherwise) to Canadian Administration Agent for the account of the Canadian Lender Party to whom such payment is owed in Canadian Dollars (or with respect to Canadian Revolver Loans funded in Dollars, in Dollars), without set-off, deduction or counterclaim, and in immediately available funds; provided, however, that all amounts paid by Administrative Agent on behalf of any Restricted Person in accordance with Section 6.9 hereof shall be reimbursed to Administrative Agent by US Borrower in the currency in which such amounts were paid by Administrative Agent. If any

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payment is received on account of any US Obligation in any currency other than
Dollars (whether voluntarily or pursuant to any order or judgment or the enforcement thereof or the realization of any security or the liquidation of any Person or otherwise howsoever), such payment shall constitute a discharge of the liability of a Restricted Person hereunder and under the other Loan Documents in respect of such US Obligation only to the extent of the amount of Dollars which the relevant Lender Parties are able to purchase with the amount of the other currency received by it on the Business Day next following such receipt by the Administrative Agent in accordance with its normal procedures and after deducting any premium and costs of exchange. If any payment is received on account of any Canadian Obligation in any currency other than Canadian Dollars (whether voluntarily or pursuant to any order or judgment or the enforcement thereof or the realization of any security or the liquidation of any Person or otherwise howsoever), such payment shall constitute a discharge of the liability of a Restricted Person hereunder and under the other Loan Documents in respect of such Canadian Obligation only to the extent of the amount of Canadian Dollars which the relevant Lender Parties are able to purchase with the amount of the other currency received by it on the Business Day next following such receipt by Canadian Administration Agent in accordance with its normal procedures and after deducting any premium and costs of exchange. Each payment under the Loan Documents must be received by the relevant Agent not later than noon, Boston, Massachusetts time or Toronto, Ontario time, as the case may be, on the date such payment becomes due and payable. Any payment received by the relevant Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document to a US Lender Party shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Administrative Agent's US Note. Each Payment under a Loan Document to a Canadian Lender Party shall be due and payable at the place provided therein, and, if no specific place of payment is provided, shall be due and payable at the place of payment in Canadian Administration Agent's Canadian Revolver Note.

     (b) When Administrative Agent collects or receives money on account of the US Obligations, other than as provided in Section 3.9, Administrative Agent shall distribute all money so collected or received, and each US Lender Party shall apply all such money so distributed, as follows:

          (i) first, for the payment of all US Obligations which are then due (and if such money is insufficient to pay all such US Obligations, first to any reimbursements due Administrative Agent under Section 6.9 or 10.4 and then to the partial payment of all other US Obligations then due in proportion to the amounts thereof, or as US Lender Parties shall otherwise agree);

          (ii) then for the prepayment of amounts owing under the Loan Documents (other than principal on the US Notes or the Term Notes) if so specified by US Borrower or Term Borrower;

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          (iii) then for the prepayment of principal on the US Notes, together with accrued and unpaid interest on the principal so prepaid, and then held as US LC Collateral pursuant to Section 2A.13(c); and

          (iv)  last, for the payment or prepayment of any other US Obligations.

All payments applied to principal or interest on any US Note or Term Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and accrued interest thereon in compliance with Sections 2A.6, 2A.7 and 2C.3(d), as applicable. All distributions of amounts described in any of subsections (ii), (iii), or (iv) above shall be made by Administrative Agent pro rata to each US Lender Party then owed US Obligations described in such subsection in proportion to all amounts owed to all US Lender Parties which are described in such subsection; provided that if any US Lender then owes payments to US LC Issuer for the purchase of a participation under Section 2A.10 or to Administrative Agent under
Section 9.4, any amounts otherwise distributable under this section to such US Lender shall be deemed to belong to US LC Issuer, or Administrative Agent, respectively, to the extent of such unpaid payments, and Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such US Lender.

     (c) When Canadian Administration Agent collects or receives money on account of the Canadian Obligations, other than as provided in Section 3.9, Canadian Administration Agent shall distribute all money so collected or received, and each Canadian Lender Party shall apply all such money so distributed, as follows:

          (i) first, for the payment of all Canadian Obligations which are then due (and if such money is insufficient to pay all such Canadian Obligations, first to any reimbursements due Canadian Administration Agent under 10.4 and then to the partial payment of all other Canadian Obligations then due in proportion to the amounts thereof, or as Canadian Lender Parties shall otherwise agree);

          (ii) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Canadian Revolver Notes) if so specified by Canadian Revolver Borrower;

          (iii) then for the prepayment of principal on the Canadian Revolver Notes, together with accrued and unpaid interest on the principal so prepaid, and then held as Canadian LC Collateral pursuant to Section 2B.17; and

          (iv) last, for the payment or prepayment of any other Canadian Obligations.

All payments applied to principal or interest on any Canadian Revolver Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and accrued interest thereon in compliance with Sections 2B.6 and 2B.7, as applicable. All distributions of amounts described in any of subsections (ii), (iii), or (iv) above shall be made by Canadian Administration Agent pro rata to each Canadian Lender Party then owed Canadian Obligations described in such subsection in proportion to all amounts owed

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to all Canadian Lender Parties which are described in such subsection; provided that if any Canadian Revolver Lender then owes payments to Canadian LC Issuer for the purchase of a participation under Section 2B.14(c) or to Canadian Administration Agent under Section 9.4, any amounts otherwise distributable under this section to such Canadian Revolver Lender shall be deemed to belong to Canadian LC Issuer, or Canadian Administration Agent, respectively, to the extent of such unpaid payments, and Canadian Administration Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Canadian Revolver Lender.

     Section 3.2. Capital Reimbursement. If either (a) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any corporation controlling any Lender Party, then, within five Business Days after demand by such Lender Party, the relevant Borrower will pay to the relevant Agent for the benefit of such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts which such Lender Party shall determine to be appropriate to compensate such Lender Party or any corporation controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Lender Party's Loans, Letters of Credit, participations in Letters of Credit, in Banker's Acceptances, or commitments under this Agreement.

     Section 3.3. Increased Cost of LIBOR Loans or Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

          (a) shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any LIBOR Loan or Letter of Credit or otherwise due under this Agreement in respect of any LIBOR Loan or Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

          (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any LIBOR Loan or any Letter of Credit (excluding those for which such Lender Party is fully compensated pursuant to adjustments made in the definition of US LIBOR Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

          (c) shall impose on any Lender Party or the interbank eurocurrency deposit market any other condition affecting any LIBOR Loan or Letter of Credit, the result of which is to increase the cost to any Lender Party of funding or maintaining any LIBOR

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     Loan or of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any LIBOR Loan or Letter of Credit by an amount deemed by such Lender Party to be material,

then such Lender Party shall promptly notify Administrative Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon (i) Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to Administrative Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loans into Base Rate Loans.

     Section 3.4. Notice; Change of Applicable Lending Office. A Lender Party shall notify the relevant Borrower of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Section 3.2, 3.3, or 3.5 hereof as promptly as practicable, but in any event within 90 days, after such Lender Party obtains actual knowledge thereof; provided, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Section 3.2, 3.3, or 3.5 in respect of any costs resulting from such event, only be entitled to payment under Section 3.2, 3.3, or 3.5 hereof for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to the relevant Borrower a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Section 3.2, 3.3, or 3.5 hereof.

     Section 3.5. Availability. If (a) any change in applicable Laws, or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Lender Party to fund or maintain LIBOR Loans, accept BA's or to issue or participate in Letters of Credit, or shall materially restrict the authority of any Lender Party to purchase or take offshore deposits of dollars (i.e., "eurodollars"), or
(b) any Lender Party determines that matching deposits appropriate to fund or maintain any LIBOR Loan are not available to it, or (c) any Lender Party determines that the formula for calculating the US LIBOR Rate does not fairly reflect the cost to such Lender Party of making or maintaining loans based on such rate, in each case with respect to the relevant Commitment hereunder, then, upon notice by such Lender Party to the relevant Borrower and the relevant Agent, such Borrower's right to elect LIBOR Loans from such Lender Party or issue BA's (or, if applicable, to obtain Letters of Credit) shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all LIBOR Loans of such Lender Party which are then outstanding and all BA's which are then outstanding or are then the subject of any Borrowing Notice and which cannot lawfully or practicably be maintained, funded or accepted shall immediately become or remain, or shall be funded as, Base Rate Loans of such Lender Party. With respect to each Commitment,

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the relevant Borrower thereunder agrees to indemnify each Lender Party extending credit pursuant thereto, and hold each such Lender Party harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.6. Funding Losses. In addition to its other obligations hereunder, with respect to each Commitment, the relevant Borrower thereunder will indemnify each Lender Party extending credit pursuant thereto against, and reimburse each Lender Party on demand for, any loss or expense incurred or sustained by such Lender Party (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender Party to fund or maintain LIBOR Loans), as a result of (a) any payment or prepayment (whether or not authorized or required hereunder) of all or a portion of a LIBOR Loan on a day other than the day on which the applicable Interest Period ends, (b) any payment or prepayment, whether or not required hereunder, of a Loan made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents such Continuation/Conversion Notice from becoming fully effective, (c) the failure of any Loan to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of any Restricted Person, or (d) any Conversion (whether or not authorized or required hereunder) of all or any portion of any LIBOR Loan into a Base Rate Loan or into a different LIBOR Loan on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.7. Reimbursable Taxes. With respect to each Commitment, the relevant Borrower thereunder covenants and agrees with each Lender Party extending credit pursuant thereto that:

                  (a) Such Borrower will indemnify each such Lender Party against and reimburse each such Lender Party for all present and future stamp and other taxes, duties, levies, imposts, deductions, charges, costs, and withholdings whatsoever imposed, assessed, levied or collected on or in respect of this Agreement, any LIBOR Loans, any BA's or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected) including all taxes imposed pursuant to
         Part XIII of the Income Tax Act (Canada) and any withholding or other taxes imposed on any Lender Party under Canadian Law, excluding, however, any taxes imposed on or measured by the overall net income of any Agent or such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "Reimbursable Taxes" in this section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (b) All payments on account of the principal of, and interest on, each such Lender Party's Loans and Notes, and all other amounts payable by such Borrower to any such Lender Party hereunder, shall be made in full without set-off or counterclaim and

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     shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of the relevant Borrower. In the event of any such Borrower being compelled by Law to make any such deduction or withholding from any payment to any such Lender Party, such Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If any such Borrower should make any deduction or withholding as aforesaid, such Borrower shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

          (c) If any such Borrower is ever required to pay any Reimbursable Tax with respect to any LIBOR Loan, such Borrower may elect, by giving to the relevant Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loan into a Base Rate Loan, but such election shall not diminish such Borrower's obligation to pay all Reimbursable Taxes.

          (d) Notwithstanding the foregoing provisions of this section, such Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America or Canada (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of such Lender Party, other than such a Lender Party (i) who is a US person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with Administrative Agent (with copies provided to the relevant Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if such Borrower shall so deduct or withhold any such taxes, it shall provide a statement to Administrative Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of such Lender Party providing the forms or statements, (y) the Code, or (z) any applicable rules or regulations thereunder, permit such Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

     Section 3.8. Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.7, then within ninety days thereafter -- provided no Event of Default then exists -- each Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring

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such Lender Party to assign its Loans and Notes and its commitments hereunder to an Eligible Transferee reasonably acceptable to Administrative Agent and to the relevant Borrower, provided that: (i) all Obligations of such Borrower owing to such Lender Party being replaced (including such increased costs and any breakage costs with respect to any outstanding LIBOR Loans, but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (ii) the replacement Eligible Transferee shall purchase the Notes being assigned by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest and accrued and unpaid commitment fees thereon. In connection with any such assignment the relevant Borrower, Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of each Borrower under this section, however, Borrowers may not replace any Lender Party which seeks reimbursement for increased costs under Section 3.2 through 3.7 unless such Borrower is at the same time replacing all Lender Parties which are then seeking such compensation.

         Section 3.9. Application of Proceeds After Acceleration. If any Event of Default shall have occurred and be continuing, and if the Obligations have become due and payable, all cash collateral held by Administrative Agent or Canadian Administration Agent under this Agreement and the proceeds of any sale, disposition, or other realization by Administrative Agent, Canadian Administration Agent or the collateral agent under the Intercreditor Agreement upon the Collateral (or any portion thereof) pursuant to the Security Documents, shall be distributed in whole or in part by Administrative Agent in the following order of priority, unless otherwise directed by all of the Lenders:

         First, to the Administrative Agent and Canadian Administration Agent, ratably, in an amount equal to all reimbursements to Administrative Agent or Canadian Administration Agent due and payable as of the date of such distribution; provided, however, that in case such proceeds shall be insufficient to pay in full all such Obligations, then to the payment thereof to the Administrative Agent and Canadian Administration Agent, ratably, in proportion to its percentage of the sum of the aggregate amounts of all such Obligations;

         Second, to the Lenders, ratably, in an amount equal to all accrued and unpaid interest and fees owing to the Lenders under this Agreement due and payable as of the date of such distribution; provided, however, that in case such proceeds shall be insufficient to pay in full all such Obligations, then to the payment thereof to the Lenders, ratably, in proportion to its percentage of the sum of the aggregate amounts of all such Obligations;

         Third, to the Lenders, ratably, in an amount equal to all Loans plus LC Obligations; provided, however, that in the case such proceeds shall be insufficient to pay in full all such Obligations, then to the payment thereof to the Lenders, ratably, in proportion to its percentage of the sum of the aggregate amounts of all such Obligations;

         Fourth, to the Lenders, ratably, in an amount equal to all amounts owing to the Lenders under all Obligations with respect to Hedging Contracts between any Restricted Person and any Lender or an Affiliate; provided, however, that in case such proceeds shall be insufficient to pay

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in full all such Obligations, then to the payment thereof to the Lenders, ratably, in proportion to its percentage of the sum of the aggregate amounts of all such Obligations;

     Fifth, to the Lenders in an amount equal to all other Obligations; provided, however, that in the case such proceeds shall be insufficient to pay in full such Obligations, then to the payment thereof to the Lenders, ratably, in proportion to its percentage of the sum of the aggregate amounts of all such Obligations; and

     Sixth, to the extent of any surplus, to the Restricted Persons as their respective interests may appear, except as may be provided otherwise by law; it being understood that the Restricted Persons shall remain liable to the extent of any deficiency between the amount of proceeds of the Collateral and the aggregate sums referred to in clauses First through Fifth above.

     Section 3.10. Currency Conversion and Indemnity.

     (a) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due under a Loan Document in the currency in which it was effected (the "Agreed Currency") then the conversion shall be made on the basis of the rate of exchange prevailing on the Business Day preceding the date such judgment is given and in any event each Restricted Person obligated to pay such Obligation shall be obligated to pay the relevant Lender Parties any deficiency in accordance with Section 3.10(b). For the foregoing purposes "rate of exchange" means the rate at which the relevant Agent, as applicable, in accordance with its normal banking procedures is able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

     (b) If any Lender Party receives any payment or payments on account of the liability of a Restricted Person under the Loan Documents pursuant to any judgment or order in any currency other than the Agreed Currency (an "Other Currency"), and the amount of the Agreed Currency which the relevant Lender Party is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such Obligations immediately prior to such judgment or order, then the Borrower owing such Obligation on demand shall, and such Borrower hereby agrees to, indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this
Section 3.10(b) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender Parties or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

                  ARTICLE IV - Conditions Precedent to Lending

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         Section 4.1. Documents to be Delivered. No Lender had any obligation to make its first Loan, US LC Issuer had no obligation to issue the first US Letter of Credit, and Canadian LC Issuer had no obligation to issue the first Canadian Letter of Credit, unless Administrative Agent shall have received all of the following, at Administrative Agent's office in Boston, Massachusetts, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent, each of which was so executed and delivered (except for the term "Existing Agreement", references to defined terms in this section 4.1 are to such terms as defined in the Existing Agreement, as it was initially executed and delivered):

                  (a) The Existing Agreement, as originally executed and delivered, and any other documents that Lenders are to execute in connection herewith.

                  (b)  Each Note.

                  (c)  Each Security Document listed in the Security Schedule.

                  (d)  Certain certificates including:

                       (i) An "Omnibus Certificate" of the secretary and of the
                  president of General Partner, which shall contain the names and signatures of the officers of General Partner authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of General Partner and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of each Restricted Person and all amendments thereto, certified by the appropriate official of such Restricted Person's jurisdiction of organization, and (3) a copy of any bylaws or agreement of limited partnership of each Restricted Person;

                       (ii) A certificate of the president and of the chief financial officer of General Partner, regarding satisfaction of Section 4.2; and

                       (iii) A solvency certificate from each of US Borrower,
                  Term Borrower, and Canadian Revolver Borrower and each Guarantor.

                  (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Restricted Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Restricted Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Restricted Person owns property subject to Security Documents.

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

           (f)   Documents similar to those specified in subsections (d)(i) and
      (e) of this section with respect to each Guarantor and the execution by it of its guaranty of Borrower's Obligations.

           (g) A favorable opinion of Tim Moore, Esq., General Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-1, Fulbright & Jaworski L.L.P., special Texas and New York counsel to Restricted Persons, substantially in the form set forth in Exhibit E-2, Bennett Jones LLP, special Canadian Counsel for Restricted Persons, substantially in the form set forth in Exhibit E-3, and local counsel for the states of California and Oklahoma satisfactory to Administrative Agent.

           (h)   The Initial Financial Statements.

           (i) Certificates or binders evidencing Restricted Persons' insurance in effect on the date hereof.

           (j) Copies of such permits and approvals regarding the property and business of Restricted Persons as Administrative Agent may request.

           (k) A certificate signed by the chief executive officer of General Partner in form and detail acceptable to Administrative Agent confirming the insurance that is in effect as of the date hereof and certifying that such insurance is customary for the businesses conducted by Restricted Persons and is in compliance with the requirements of this Agreement.

           (l) Payment of all commitment, facility, agency and other fees required to be paid to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into.

           (m)   The Intercreditor Agreement.

           (n) US Borrower and Canadian Revolver Borrower shall have adopted such risk management procedures and controls and such trading policies as shall be satisfactory to each Agent in its sole and absolute discretion.

           (o) Each Agent and its counsel shall have reviewed and approved, in its sole and absolute discretion, all outstanding Plains MLP or Resources shareholder litigation and available insurance with respect thereto.

           (p) Each Restricted Person shall have executed and delivered the Marketing Credit Agreement and all conditions precedent to the Marketing Credit Agreement shall have been satisfied.

           (q) General Partner shall have delivered to Administrative Agent a certificate by the chief financial officer of General Partner, certifying the pro forma Initial Financial

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      Statements delivered pursuant to clause (h) above and reflecting pro forma compliance with each event specified in Sections 7.11 through 7.14, inclusive.

      Section 4.2. Additional Conditions Precedent. No Lender has any obligation to make any Loan (including its first), and LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

              (a) All representations and warranties made by any Restricted Person in any Loan Document shall be true on and as of the date of such Loan or the date of issuance of such Letter of Credit as if such representations and warranties had been made as of the date of such Loan or the date of issuance of such Letter of Credit except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders.

              (b) No Default shall exist at the date of such Loan or the date of issuance of such Letter of Credit.

              (c) No Material Adverse Change shall have occurred to, and no event or circumstance shall have occurred that could cause a Material Adverse Change to, Plains MLP's or Borrower's Consolidated financial condition or businesses since the date of the Initial Financial Statements.

              (d) Each Restricted Person shall have performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date of such Loan or the date of issuance of such Letter of Credit.

              (e) The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law.

              (f) Administrative Agent shall have received all documents and instruments which Administrative Agent has then requested, in addition to those described in Section 4.1 (including opinions of legal counsel for Restricted Persons and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to
      (i) the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in this Agreement and the other Loan Documents, (ii) the satisfaction of all conditions contained herein or therein, and (iii) all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form, substance and date.

      Section 4.3. Effectiveness of Amendment and Restatement. This Second Amended and Restated Agreement shall become effective as of the date first written above, when and only when:

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         (a)   Administrative Agent shall have received, at Administrative
Agent's office (i) a counterpart of this Agreement executed and delivered by US Borrower, Term Borrower, Canadian Revolver Borrower, Plains MLP, All American and Majority Lenders which are parties to the Existing Agreement, and consented to by each other Guarantor, and (ii) the Marketing Credit Agreement, amending various provisions therein consistent with the amendments set forth herein, in form and substance acceptable to Administrative Agent, executed and delivered by such Persons so as to make such Marketing Credit Agreement effective pursuant to the terms thereof;

         (b)   Certain certificates including:

               (i) An "Omnibus Certificate" of the secretary and of the president of General Partner, which shall contain the names and signatures of the officers of General Partner authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of General Partner and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of each Restricted Person and all amendments thereto, certified by the appropriate official of such Restricted Person's jurisdiction of organization, and (3) a copy of any bylaws or agreement of limited partnership of each Restricted Person;

               (ii) A certificate of the president and of the chief financial officer of General Partner, regarding satisfaction of
         Section 4.2; and

               (iii) A solvency certificate from each of US Borrower, Term Borrower, Canadian Revolver Borrower and each Guarantor.

         (c) A certificate (or certificates) of the due formation, valid existence and good standing of each Restricted Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Restricted Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Restricted Person owns property subject to Security Documents.

         (d)   Documents similar to those specified in subsections (b)(i) and
(c) of this section with respect to each Guarantor and the execution by it of an amended and restated guaranty of Borrowers' Obligations.

         (e) Favorable legal opinions in form, scope and substance as reasonably requested by Administrative Agent.

         (f)   The Initial Financial Statements.

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

              (g) Certificates or binders evidencing Restricted Persons' insurance in effect on the date hereof.

              (h) Copies of such permits and approvals regarding the property and business of Restricted Persons as Administrative Agent may request.

              (i) A certificate signed by the chief executive officer of General Partner in form and detail acceptable to Administrative Agent confirming the insurance that is in effect as of the date hereof and certifying that such insurance is customary for the businesses conducted by Restricted Persons and is in compliance with the requirements of this Agreement.

              (j) In consideration of such amendment and restatement (and on the condition that on or before July 2, 2002 (1) Lenders constituting not less than Majority Lenders under the Existing Agreement shall have executed and delivered this Agreement, and (2) lenders under the "Existing Agreement" as defined in the Marketing Credit Agreement constituting not less than "Majority Lenders" under such "Existing Agreement", as each term is defined in the Marketing Credit Agreement, shall have executed and delivered the Marketing Credit Agreement), US Borrower shall have paid (A) to Administrative Agent for the account of each such Lender so timely executing and delivering this Agreement, an amendment fee in immediately available funds equal to one-eighth of one percent (0.125%) of each such Lender's Commitment; and (B) US Borrower shall have paid all other fees required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents, including reasonable fees and expenses of Thompson & Knight LLP, counsel to Administrative Agent;

              (k)   The amended and restated Intercreditor Agreement.

              (l) General Partner shall have delivered to Administrative Agent a certificate by the chief financial officer of General Partner, certifying the pro forma Initial Financial Statements delivered pursuant to clause (f) above and reflecting pro forma compliance with each event specified in Sections 7.11 through 7.14, inclusive.

In the event that as of the date hereof (or such other date as US Borrower and Administrative Agent may agree) (1) Lenders constituting at least Majority Lenders under the Existing Agreement have not executed and delivered this Agreement, or (2) lenders under the "Existing Agreement" as defined in the Marketing Credit Agreement constituting not less than "Majority Lenders" under such "Existing Agreement", as each term is defined in the Marketing Credit Agreement, have not executed and delivered the Marketing Credit Agreement), then this Agreement shall not be effective, US Borrower shall have no obligation to pay the amendment fee set forth in clause 4.3(j)(A), and the Existing Agreement shall continue in full force and effect.

                   ARTICLE V - Representations and Warranties

         To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this

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Agreement and to extend credit hereunder, Plains MLP, US Borrower, Term
Borrower, and Canadian Revolver Borrower represent and warrant to each Lender that:

         Section 5.1. No Default. No Restricted Person is in default in the performance of any of the covenants and agreements contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

         Section 5.2. Organization and Good Standing. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States and Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where the failure to so qualify would not cause a Material Adverse Change. Each Restricted Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States and Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures necessary except where the failure to so qualify would not cause a Material Adverse Change.

         Section 5.3. Authorization. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Each of US Borrower, Term Borrower, and Canadian Revolver Borrower is duly authorized to borrow funds hereunder.

         Section 5.4. No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Restricted Person or any of its Affiliates, or
(3) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person or any of its Affiliates, (ii) result in the acceleration of any Indebtedness owed by any Restricted Person or any of its Affiliates, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person or any of its Affiliates except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required (i) in connection with the execution, delivery or performance by any Restricted Person of any Loan Document, or (ii) to consummate any transactions contemplated by the Loan Documents.

         Section 5.5. Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as

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such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

     Section 5.6. Initial Financial Statements. Plains MLP has heretofore delivered to each Lender true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements other than pro forma financial statements fairly present Plains MLP's Consolidated and consolidating financial position at the date thereof and the Consolidated and consolidating results of Plains MLP's operations for the periods thereof, and in the case of the annual Initial Financial Statements, Consolidated cash flows for the period thereof. The pro forma Initial Financial Statements fairly present Plains MLP's pro forma Consolidated and consolidating financial position at the date thereof and the pro forma Consolidated results of Plains MLP's operations for the period thereof. Since the date of the annual Initial Financial Statements no Material Adverse Change has occurred, except as reflected in the quarterly Initial Financial Statements or in the Disclosure Schedule. All Initial Financial Statements other than pro forma financial statements were prepared in accordance with GAAP. All Initial Financial Statements that are pro forma financial statements were prepared in accordance with GAAP with such pro forma adjustments as have been accepted by Administrative Agent.

     Section 5.7. Other Obligations and Restrictions. No Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which are, in the aggregate, material to Plains MLP or material with respect to Plains MLP's Consolidated financial condition and not shown in the Initial Financial Statements, disclosed in the Disclosure Schedule or otherwise permitted under
Section 7.1. Except as shown in the Initial Financial Statements or disclosed in the Disclosure Schedule, no Restricted Person is subject to or restricted by any franchise, contract, deed, charter restriction, or other instrument or restriction which could cause a Material Adverse Change.

     Section 5.8. Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Restricted Person to Administrative Agent or any Lender Party in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Restricted Person that has not been disclosed to each Lender in writing which could cause a Material Adverse Change.

     Section 5.9. Litigation. Except as disclosed in the Initial Financial Statements, in the Disclosure Schedule or pursuant to Section 6.4: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person or affecting any Collateral (including, without limitation, any which challenge or otherwise pertain to any Restricted Person's title to any

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Collateral) before any Tribunal which could reasonably be expected to cause a
Material Adverse Change, and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person or any Restricted Person's stockholders, partners, directors or officers or affecting any Collateral which could reasonably be expected to cause a Material Adverse Change.

     Section 5.10. Labor Disputes and Acts of God. Except as disclosed in the Disclosure Schedule or otherwise disclosed in writing to Administrative Agent, neither the business nor the properties of any Restricted Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

     Section 5.11. ERISA Plans and Liabilities. All currently existing ERISA Plans are listed in the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule: (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (ii) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $500,000.

     Section 5.12. Compliance with Laws. Except as set forth in the Disclosure Schedule, each Restricted Person has all permits, licenses and authorizations required in connection with the conduct of its businesses, except to the extent failure to have any such permit, license or authorization could not cause a Material Adverse Change. Each Restricted Person is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Law, including applicable Environmental Law, or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not cause a Material Adverse Change. Without limiting the foregoing, each Restricted Person (i) has filed and maintained all tariffs applicable to its business with each applicable commission, (ii) and all such tariffs are in compliance with all Laws administered or promulgated by each applicable commission and (iii) has imposed charges on its customers in compliance with such tariffs, all contracts applicable to its business and all applicable Laws. As used herein, "commission" includes the Federal Energy Regulatory Commission, the Public Utility Commission of the State of California and each other US federal, Canadian federal, state, provincial, or local governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any Restricted Person or its properties.

     Section 5.13. Environmental Laws. As used in this section: "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended,

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"CERCLIS" means the Comprehensive Environmental Response, Compensation and
Liability Information System List of the Environmental Protection Agency, and "Release" has the meaning given such term in 42 U.S.C. (S) 9601(22). Without limiting the provisions of Section 5.12, and except as set forth in the Disclosure Schedule:

                  (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed, and no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following which in the aggregate could cause a Material Adverse Change: (i) any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials, either by any Restricted Person or on any property owned by any Restricted Person, (ii) any remedial action which might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal, or Release, or (iii) any alleged failure by any Restricted Person to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal, or Release.

                  (b) No Restricted Person otherwise has any known material contingent liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials.

                  (c) No Restricted Person has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Restricted Person to an extent that such handling has caused, or could cause, a Material Adverse Change.

                  (d) Except to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change:

                       (i) no PCBs are or have been present at any properties now or previously owned or leased by any Restricted Person;

                       (ii) no asbestos is or has been present at any properties now or previously owned or leased by any Restricted Person;

                       (iii) there are no underground storage tanks for
                  Hazardous Materials, active or abandoned, at any properties now or previously owned or leased by any Restricted Person; and

                       (iv) no Hazardous Materials have been Released at, on or under any properties now or previously owned or leased by any Restricted Person.

                  (e) No Restricted Person has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, except to the extent that has

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

not caused and could not cause a Material Adverse Change, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Restricted Person for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

         (f) No property now or previously owned or leased by any Restricted Person is listed or proposed for listing on the National Priority list promulgated pursuant to CERCLA, in CERCLIS, nor, except to the extent that has not caused and could not cause a Material Adverse Change, on any similar state list of sites requiring investigation or clean-up.

         (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Restricted Person, and no government actions of which Borrower is aware have been taken or are in process which could subject any of such properties to such Liens; nor would any Restricted Person be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties.

         (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of any Restricted Person in relation to any properties or facility now or previously owned or leased by any Restricted Person which have not been made available to Administrative Agent.

         (i) (i) Canadian Revolver Borrower and Term Borrower and each Subsidiary of either such Person are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply could not reasonably be expected to cause a Material Adverse Change; (ii) none of the operations or properties of Canadian Revolver Borrower, Term Borrower or any Subsidiary of either such Person is the subject of federal, provincial or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action could not reasonably be expected to cause a Material Adverse Change; and (iii) neither Canadian Revolver Borrower nor Term Borrower nor any Subsidiary of either such Person (and to the best knowledge of Canadian Revolver Borrower and Term Borrower, no other Person) has filed any notice under any Law indicating that any such Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any such Person, unless such failure to so comply could not reasonably be expected to cause a Material Adverse Change.

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         Section 5.14. Names and Places of Business. No Restricted Person has,
during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Restricted Person are (and for the preceding five years have been) located at the address of US Borrower set out in Section
10.3. Except as indicated in the Disclosure Schedule or otherwise disclosed in writing to the Administrative Agent, no Restricted Person has any other office or place of business.

         Section 5.15. Borrower's Subsidiaries. Borrower does not presently have any Subsidiary or own any stock in any other corporation or association except those listed in the Disclosure Schedule or hereafter disclosed to Administrative Agent in writing. Neither Borrower nor any Restricted Person is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule or hereafter disclosed to Administrative Agent in writing. Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule.

         Section 5.16. Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property.

         Section 5.17. Government Regulation. Neither US Borrower, Term Borrower, Canadian Revolver Borrower, nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Neither US Borrower, Term Borrower, Canadian Revolver Borrower, nor any other Restricted Person is subject to regulation under the Federal Power Act which would violate, result in a default of, or prohibit the effectiveness or the performance of any of the provisions of the Loan Documents.

         Section 5.18. Insider. No Restricted Person, nor any Person having "control" (as that term is defined in 12 U.S.C. (S) 375b(9) or in regulations promulgated pursuant thereto) of any Restricted Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. (S) 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender is a Subsidiary.

         Section 5.19. Solvency. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by US Borrower, Term Borrower, Canadian Revolver Borrower, and each

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Guarantor and the consummation of the transactions contemplated hereby, (i) US
Borrower, Term Borrower, Canadian Revolver Borrower, and each Guarantor will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of US Borrower's, Term Borrower's, Canadian Revolver Borrower's, and each Guarantor's absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Restricted Person's assets, and (ii) US Borrower's, Term Borrower's, Canadian Revolver Borrower's, and each Guarantor's capital should be adequate for the businesses in which such Restricted Person is engaged and intends to be engaged. Neither US Borrower, Term Borrower, Canadian Revolver Borrower, nor any Restricted Person has incurred (whether under the Loan Documents or otherwise), nor does any Restricted Person intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     Section 5.20. Credit Arrangements. The Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guaranty by, any Restricted Person, or to which any Restricted Person is subject, other than the Loan Documents, the Marketing Credit Agreement and the "Loan Documents" as defined therein, and the aggregate principal or face amount outstanding or which may become outstanding under each such arrangement is correctly described in the Disclosure Schedule. No Restricted Person is subject to any restriction under any credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guaranty by, any Affiliate, other than another Restricted Person.

                       ARTICLE VI - Affirmative Covenants

     To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, Term Borrower, and Canadian Revolver Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, Plains MLP, US Borrower, Term Borrower, and Canadian Revolver Borrower, covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

     Section 6.1. Payment and Performance. Each Restricted Person will pay all amounts due under the Loan Documents, to which it is a party, in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Loan Documents to which it is a party.

     Section 6.2. Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. Plains MLP will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender at Restricted Person's expense:

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     (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year (i) complete Consolidated financial statements of Plains MLP together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by PricewaterhouseCoopers LLP, or other independent certified public accountants selected by General Partner and acceptable to Majority Lenders, stating that such Consolidated financial statements have been so prepared and (ii) supporting unaudited consolidating balance sheets and statements of income of each other Restricted Person (except for any Restricted Person whose financial statements are substantially the same as those of Plains MLP). These financial statements shall contain a Consolidated and consolidating balance sheet as of the end of such Fiscal Year and Consolidated and consolidating statements of earnings for such Fiscal Year. Such Consolidated financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within ninety
(90) days after the end of each Fiscal Year Plains MLP will furnish a certificate signed by such accountants (i) stating that they have read this Agreement, (ii) containing calculations showing compliance (or non-compliance) at the end of such Fiscal Year with the requirements of Sections 7.11 through 7.14, inclusive, and (iii) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

     (b) As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year,
(i) Plains MLP's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of Plains MLP's earnings and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and (ii) supporting consolidating balance sheets and statements of income of each other Restricted Person (except for any Restricted Person whose financial statements are substantially the same as those of Plains MLP), all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments; and as soon as available, and in any event within forty-five (45) days after the end of the last Fiscal Quarter of each Fiscal Year, Plains MLP's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and income statement for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter. In addition Plains MLP will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit F signed by the chief financial officer, principal accounting officer or treasurer of General Partner stating that such financial statements are accurate and complete in all material respects (subject to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Sections 7.11 through 7.14, inclusive and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

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                  (c) Promptly upon their becoming available, copies of all
         financial statements, reports, notices and proxy statements sent by Plains MLP to its unit holders and all registration statements, periodic reports and other statements and schedules filed by Plains MLP with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

                  (d) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, a five-year business and financial plan for Plains MLP (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for the first year thereof, quarterly financial projections and budgets for Plains MLP, and thereafter yearly financial projections for the next four Fiscal Years.

                  (e) As soon as available, and in any event within thirty (30) days after the end of each Fiscal Year, an environmental compliance certificate signed by the president or chief executive officer of General Partner in the form attached hereto as Exhibit F. Further, if requested by Administrative Agent, Restricted Persons shall permit and cooperate with an environmental and safety review made in connection with the operations of Restricted Persons' properties one time during each Fiscal Year, by Pilko & Associates, Inc. or other consultants selected by Administrative Agent which review shall, if requested by Administrative Agent, be arranged and supervised by environmental legal counsel for Administrative Agent, all at Restricted Persons' cost and expense. The consultant shall render a verbal or written report, as specified by Administrative Agent, based upon such review at Restricted Persons' cost and expense and a copy thereof will be provided to Restricted Persons.

                  (f) Concurrently with the annual renewal of Restricted Persons' insurance policies, Restricted Persons shall at their own cost and expense, if requested by Administrative Agent in writing, cause a certificate or report to be issued by Administrative Agent's professional insurance consultants or other insurance consultants satisfactory to Administrative Agent certifying that Restricted Persons' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

                  (g) As soon as available, and in any event within five Business Days after the end of each month, a report on a mark to market basis of all Floating Rate Contracts as of the end of such month, and together with such report a complete list of all net realized losses on any Floating Rate Contracts for the prior twelve months in form satisfactory to Administrative Agent.

         Section 6.3. Other Information and Inspections. In each case subject to the last sentence of this Section 6.3, each Restricted Person will furnish to each Lender any information which Administrative Agent or any Lender may from time to time request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Persons' businesses and operations. In each case subject to the last sentence of this Section 6.3,

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each Restricted Person will permit representatives appointed by Administrative
Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and, upon prior notice to US Borrower, Term Borrower, or Canadian Revolver Borrower, its representatives. Without limitation of the foregoing, within one hundred twenty (120) days after the end of each Fiscal Year, and in addition once during each Fiscal Year, if requested by Administrative Agent at the instruction of Majority Lenders, US Borrower, Term Borrower, and Canadian Revolver Borrower, shall permit commercial financial examiners appointed by Administrative Agent to conduct a commercial finance examination of the business and assets of Restricted Persons and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from, and inspect Restricted Persons' records, files, books of account and all other documents, instruments and agreements to which a Restricted Person is a party. US Borrower, Term Borrower, or Canadian Revolver Borrower, shall pay all reasonable costs and expenses of Administrative Agent associated with any such examination. Each of the foregoing inspections and examinations shall be made subject to compliance with applicable safety standards and the same conditions applicable to any Restricted Person in respect of property of that Restricted Person on the premises of Persons other than a Restricted Person or an Affiliate of a Restricted Person, and all information, books and records furnished or requested to be furnished, or of which copies, photocopies or photographs are made or requested to be made, all information to be investigated or verified and all discussions conducted with any officer, employee or representative of any Restricted Person shall be subject to any applicable attorney-client privilege exceptions which the Restricted Person determines is reasonably necessary and compliance with conditions to disclosures under non-disclosure agreements between any Restricted Person and Persons other than a Restricted Person or an Affiliate of a Restricted Person and the express undertaking of each Person acting at the direction of or on behalf of any Lender Party to be bound by the confidentiality provisions of Section 10.6 of this Agreement.

         Section 6.4. Notice of Material Events and Change of Address. Each Restricted Person will notify each Lender Party, not later than five (5) Business Days after any executive officer of Restricted Persons has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

                (a) the occurrence of any Material Adverse Change,

                (b) the occurrence of any Default,

                (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by

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         which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

                 (d)  the occurrence of any Termination Event,

                 (e) Under any Environmental Law, any claim of the Dollar Equivalent of $1,000,000 or more, any notice of potential liability which might be reasonably likely to exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties taken as a whole, and

                 (f) the filing of any suit or proceeding, or the assertion in writing of a claim against any Restricted Person or with respect to any Restricted Person's properties in which an adverse decision reasonably could be expected to cause a Material Adverse Change.

Upon the occurrence of any of the foregoing Restricted Persons will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Restricted Persons will also notify Administrative Agent and Administrative Agent's counsel in writing at least twenty Business Days prior to the date that any Restricted Person changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting Administrative Agent and its counsel to prepare the same.

         Section 6.5. Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in compliance with all applicable Laws, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

         Section 6.6. Maintenance of Existence and Qualifications. Each Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not cause a Material Adverse Change.

         Section 6.7. Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns (including any extensions);
(b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (c) within one hundred twenty (120) days after the date such goods are delivered or such services are rendered, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (d) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (e) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each

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Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings, if necessary, and has set aside on its books adequate reserves therefor which are required by GAAP.

     Section 6.8. Insurance. Each Restricted Person shall at all times maintain insurance for its property in accordance with the Insurance Schedule, which insurance shall be by financially sound and reputable insurers. Each Restricted Person will maintain any additional insurance coverage as described in the respective Security Documents. Upon demand by Administrative Agent any insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Administrative Agent as its interests may appear, (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without fifteen days prior notice to Administrative Agent, and
(c) to provide for any other matters specified in any applicable Security Document or which Administrative Agent may reasonably require. Each Restricted Person shall at all times maintain insurance against its liability for injury to persons or property in accordance with the Insurance Schedule, which insurance shall be by financially sound and reputable insurers. Without limiting the foregoing, each Restricted Person shall at all time maintain liability insurance in accordance with the Insurance Schedule.

     Section 6.9. Performance on Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Administrative Agent may pay the same after notice of such payment by Administrative Agent is given to US Borrower. US Borrower shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

     Section 6.10. Interest. Each of US Borrower, Term Borrower, and Canadian Revolver Borrower hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) which such Person has in this Agreement promised to pay to such Lender and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

     Section 6.11. Compliance with Agreements and Law. Each Restricted Person will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, and franchise, and each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto.

     Section 6.12. Environmental Matters; Environmental Reviews.

              (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses

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         and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

                   (b) Each Restricted Person will promptly furnish to Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any Restricted Person or General Partner, or of which it has notice, pending or threatened against any Restricted Person, the potential liability of which exceeds the Dollar Equivalent of $1,000,000 or would cause a Material Adverse Change if resolved adversely against any Restricted Person, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

                   (c) Each Restricted Person will promptly furnish to Administrative Agent all requests for information, notices of claim, demand letters, and other notifications, received by any Restricted Person or General Partner in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds the Dollar Equivalent of $1,000,000 or would cause a Material Adverse Change if resolved adversely against any Restricted Person.

         Section 6.13.   Evidence of Compliance. Subject to the last sentence of
Section 6.3, each Restricted Person will furnish to each Lender at such Restricted Person's expense all evidence which Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         Section 6.14. Agreement to Deliver Security Documents. Restricted Persons will deliver, and will cause each Person, other than Unrestricted Subsidiaries, in which it owns any capital stock or other equity interest (other than interests described in clause (d) of the definition of "Permitted Investments"), to deliver, to further secure the Obligations whenever requested by Administrative Agent in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to Administrative Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests in any real or personal property now owned or hereafter acquired by any Restricted Person; provided, with respect to any such property for which the consent or approval of third parties is required for the delivery of such Security Documents, Restricted Persons shall not be required to deliver, or to cause such Person to deliver, such Security Documents with respect to such property, but shall use their commercially reasonable best efforts, as determined by Administrative Agent, to deliver, or to cause such Person to deliver, such Security Documents with respect to such property. Without limiting the foregoing, each Restricted Person shall be required to grant a Lien in favor of Administrative Agent for the benefit of Lenders encumbering such Restricted Person's ownership interest in any Unrestricted Subsidiary; provided, no Security Document granting any such Lien on such

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ownership interest in such Unrestricted Subsidiary shall restrict or limit the ownership or operation of such Unrestricted Subsidiary except as otherwise restricted or limited herein.

         Section 6.15. Perfection and Protection of Security Interests and Liens. Each Restricted Person will from time to time deliver to Administrative Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Restricted Persons in form and substance satisfactory to Administrative Agent, which Administrative Agent requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

         Section 6.16. Bank Accounts; Offset. To secure the repayment of the Obligations, each Restricted Person hereby grants to each Lender a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Restricted Person now or hereafter held or received by or in transit to any Lender from or for the account of such Restricted Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of such Restricted Person with any Lender, and (c) any other credits and claims of such Restricted Person at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time during the continuance of any Event of Default, each Lender is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to any Restricted Person), any and all items herein above referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

         Section 6.17. Guaranties of Subsidiaries. Each Subsidiary of Plains MLP, and any other Person, other than Unrestricted Subsidiaries, in which any Subsidiary of Plains MLP owns any capital stock or other equity interest (other than interests described in clause (d) of the definition of "Permitted Investments"), now existing or created, acquired or coming into existence after the date hereof shall, promptly upon request by Administrative Agent, execute and deliver to Administrative Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of US Borrower, Term Borrower, and Canadian Revolver Borrower hereunder (in each case for which such Subsidiary is not a borrower, account party or similar primary and direct obligor), which guaranty shall be satisfactory to Administrative Agent in form and substance; provided, with respect to any such Subsidiary or other Person that is not a Wholly Owned Subsidiary of Plains MLP, for which consent or approval of third parties is required for the delivery of such guaranty, such Subsidiary or such other Person shall not be required to deliver such guaranty, but shall use its commercially reasonable best efforts, as determined by Administrative Agent, to deliver such guaranty. Notwithstanding any provision contained herein, in no event shall any Unrestricted Subsidiary be required to execute and deliver any guaranty for, or in respect of, the Obligations, or any part thereof. Each Subsidiary of Plains MLP existing on the date hereof shall duly execute and deliver such a guaranty prior to the making of any Loan hereunder (in each case for which such Subsidiary is not a borrower, account party or similar primary and direct obligor). Plains MLP

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will cause each of its Subsidiaries to deliver to Administrative Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Administrative Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.

         Section 6.18. Compliance with Agreements. Each Restricted Person shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Restricted Person or to Restricted Persons on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

         Section 6.19. Rents. By the terms of the various Security Documents, certain Restricted Persons are and will be assigning to Administrative Agent, for the benefit of Lender Parties, all of the "Rents" (as defined therein) accruing to the property covered thereby. Notwithstanding any such assignments, so long as no Default has occurred and is continuing, (i) such Restricted Persons may continue to receive and collect from the payors of such Rents all such Rents, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified, and free and clear of such Liens, use the proceeds of the Rents, and (ii) the Administrative Agent will not notify the obligors of such Rents or take any other action to cause proceeds thereof to be remitted to the Administrative Agent. Upon the occurrence of a Default, Administrative Agent may exercise all rights and remedies granted under the Security Documents, including the right to obtain possession of all Rents then held by such Restricted Persons or to receive directly from the payors of such Rents all other Rents until such time as such Default is no longer continuing. If the Administrative Agent shall receive any Rent proceeds from any payor at any time other than during the continuance of a Default, then it shall notify US Borrower thereof and (i) upon request and pursuant to the instructions of US Borrower, it shall, if no Default is then continuing, remit such proceeds to US Borrower and (ii) at the request and expense of US Borrower, execute and deliver a letter to such payors confirming Restricted Persons' right to receive and collect Rents until otherwise notified by Administrative Agent. In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such Rents constitute in any way a waiver, remission or release of any of its rights under the Security Documents, nor shall any release of any Rents by Administrative Agent to such Restricted Persons constitute a waiver, remission, or release of any other Rents or of any rights of Administrative Agent to collect other Rents thereafter.

         Section 6.20. Working Capital Borrowings. For an economically meaningful period of time in each Fiscal Year, as reasonably determined by the General Partner, the aggregate outstanding principal balance of all Working Capital Borrowings shall be reduced to a relatively small amount as may be reasonably specified by the General Partner.

                        ARTICLE VII - Negative Covenants

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, Term Borrower, and Canadian Revolver Borrower and to

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induce each Lender to enter into this Agreement and make the Loans, Plains, US
Borrower, Term Borrower, and Canadian Revolver Borrower covenant and agree that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

         Section 7.1. Indebtedness. No Restricted Person will in any manner owe or be liable for Indebtedness except:

         (a)     the Obligations;

         (b) Indebtedness arising under Hedging Contracts (i) permitted under Section 7.3 or (ii) consisting of options, swaps, collars and similar instruments that relate to Petroleum Products and are either referred to in any of clauses (i) - (iii) of Section 7.15(a) or permitted by Section 7.15(b) or
(c);

         (c) Indebtedness of any Restricted Person owing to another Restricted Person;

         (d) Liabilities with respect to obligations to deliver Petroleum Products or to render terminaling or storage services in consideration for advance payments to a Restricted Person provided such delivery or rendering, as applicable, is to be made within 60 days (or, as to liquefied petroleum gases, within 365 days) after such payment;

         (e) Indebtedness under the Marketing Credit Agreement, provided that the principal amount of loans and face amount of letters of credit thereunder at any one time outstanding shall not exceed $350,000,000;

         (f) guaranties by any Restricted Person of (i) (A) Liabilities of any Borrower or Guarantor which are not otherwise prohibited hereunder or (B) Liabilities of any Wholly-Owned Subsidiary of Plains MLP not constituting Indebtedness, (ii) trade payables incurred and paid in the ordinary course of business on ordinary trade terms by (A) any Restricted Person, or (B) any other Person in which Plains MLP or any Wholly Owned Subsidiary of Plains MLP owns less than all of such Person's capital stock or other equity interest; provided, that the outstanding trade payables amount guaranteed at any time under this clause (B) shall not exceed (1) $50,000,000 minus (2) any outstanding Investments under clause (f) of the definition of Permitted Investments;

         (g) Indebtedness owing by Plains MLP or any other Restricted Person under its senior unsecured privately placed or public term Indebtedness (and any Indebtedness from time to time issued in exchange therefor or from time to time incurred to repay or otherwise refinance, in whole or part, any Indebtedness that was incurred pursuant to this clause (g), which Indebtedness is incurred in compliance with the provisions of clauses (1) through (6) of this clause (g)), provided:

         (1) such Indebtedness shall not permit mandatory redemption or mandatory prepayment by any holder thereof solely at the option of any such holder, nor any stated maturity, in each case prior to the last maturity date of all Loans, other than any such

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redemption, prepayment or maturity of such Indebtedness which is made with the proceeds of (A) all or any portion of other Indebtedness incurred pursuant to this clause (g), or (B) any equity issuance of Plains MLP,

(2) the instrument governing such Indebtedness shall have no covenants or other requirements more onerous than the Loan Documents,

(3) the aggregate outstanding face amount of such Indebtedness, without duplication of, or regard for, the amount of any Indebtedness theretofore incurred pursuant to this clause (g) which, in whole or part, is being repaid or refinanced with the proceeds of Indebtedness that is being incurred subsequent thereto pursuant to this clause (g) and substantially contemporaneously with such repayment or refinancing, as applicable, shall not exceed $400,000,000,

(4) all of the net proceeds of such originally issued Indebtedness up to an aggregate amount of $400,000,000, other than any portion of such net proceeds
(A) used to pay or otherwise refinance, in whole or part, Indebtedness incurred pursuant to this clause (g), or (B) which permanently replaces any Indebtedness incurred pursuant to this clause (g) and theretofore matured or was redeemed or paid as permitted by subclause (B) of either clause (1) or the final proviso in this Section 7.1(g), shall be used to repay US Loans, to the extent of the then outstanding balance of the US Loans, or to make substantially contemporaneous Permitted Acquisitions,

(5) upon the receipt of net proceeds from the original issuance of such Indebtedness up to an aggregate amount of $400,000,000, other than any portion of such net proceeds (A) used to pay or otherwise refinance, in whole or part, Indebtedness incurred pursuant to this clause (g), or (B) which permanently replaces any Indebtedness incurred pursuant to this clause (g) and theretofore matured or was redeemed or paid as permitted by subclause (B) of either clause
(1) or the final proviso in this Section 7.1(g), the US Commitment shall be reduced by an amount (the "Commitment Reduction Amount") equal to (A) forty percent (40%) of the face amount of such Indebtedness, which face amount shall be reduced by an amount equal to the net proceeds from such issuance which were used to repay or otherwise refinance, in whole or part, Indebtedness incurred pursuant to this clause (g), if and to the extent the aggregate face amount is less than $350,000,000, or (B) fifty percent (50%) of the face amount of such Indebtedness, which face amount shall be reduced by an amount equal to the net proceeds from such issuance which were used to repay or otherwise refinance, in whole or part, Indebtedness incurred pursuant to this clause (g), if and to the extent the aggregate face amount of such Indebtedness is equal to or greater than $350,000,000, provided, however, such Commitment Reduction Amount shall be reduced by an amount equal to $50,000,000, and

(6) both immediately prior to and immediately following the consummation of such offering or incurrence, as applicable, no Default or Event of Default shall have occurred and be continuing;

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provided, further, each Restricted Person hereby covenants and agrees that it will not optionally redeem, or make any payment on or with respect to the optional redemption of, such Indebtedness (or any portion thereof) prior to the last maturity of all Loans without the written consent of Majority Lenders, other than any such redemption or payment of such Indebtedness which was made with the proceeds of (A) all or any portion of other Indebtedness incurred pursuant to this clause (g) or (B) any equity issuance of Plains MLP; and

         (h) other Indebtedness not to exceed in the aggregate in respect of all Restricted Persons the principal amount of the Dollar Equivalent of $25,000,000 at any one time outstanding; provided, no such other Indebtedness under this clause (h) in respect of borrowed money (1) by Canadian Revolver Borrower shall exceed in the aggregate the principal amount of $10,000,000 at any one time outstanding, or (2) by a Restricted Person other than US Borrower, Canadian Revolver Borrower or Restricted Persons acquired after the date hereof shall exceed in the aggregate the principal amount of $5,000,000 at any one time outstanding.

         Section 7.2. Limitation on Liens. No Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires, except the following ("Permitted Liens"):

                  (a) Liens created pursuant to this Agreement or the Security Documents and Liens existing on the date of this Agreement and listed in the Disclosure Schedule or Liens created pursuant to the Marketing Credit Agreement or the "Security Documents" as defined in the Marketing Credit Agreement, subject to the terms of the Intercreditor Agreement referred to in Section 4.1(m).

                  (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

                  (c) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's, or other like Liens (including without limitation, Liens on property of any Restricted Person in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts which are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

                  (e) Liens under or with respect to accounts with brokers or counterparties with respect to Hedging Contracts consisting of cash, commodities or futures contracts, options, securities, instruments, and other like assets securing only Hedging Contracts permitted under
         Section 7.1;

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         (f) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Restricted Person;

         (h) Liens in respect of operating leases and Capital Leases permitted under Section 7.1;

         (i) Liens upon any property or assets acquired after the date hereof by a Restricted Person, each of which either (i) existed on such property or asset before the time of its acquisition and was not created in anticipation thereof, or (ii) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such property or asset; provided that no such Lien shall extend to or cover any property or asset of a Restricted Person other than the property or asset so acquired (or constructed) and the Indebtedness secured thereby is permitted under Section 7.1(h) hereof; and any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancings, refundings or replacements), in whole or part, of the foregoing, provided, however, that such Liens shall not cover or secure any additional Indebtedness, obligations, property or asset;

         (j) rights reserved to or vested in any governmental authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to revoke or terminate any such right, power, franchise, grant, license or permit or to condemn or acquire by eminent domain or similar process;

         (k) rights reserved to or vested by Law in any governmental authority to in any manner, control or regulate in any manner any of the properties of any Restricted Person or the use thereof or the rights and interests of any Restricted Person therein, in any manner under any and all Laws;

         (l) rights reserved to the grantors of any properties of any Restricted Person, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

         (m) inchoate Liens in respect of pending litigation or with respect to a judgment which has not resulted in an Event of Default under Section 8.1; and

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                  (n) Liens on property of US Borrower permitted pursuant to the terms of the Marketing Credit Agreement.

         Section 7.3. Hedging Contracts. No Restricted Person will be a party to or in any manner be liable on any Hedging Contract, except:


                  (a) Hedging Contracts entered into by a Restricted Person with the purpose and effect of (I) fixing interest rates on a principal amount of indebtedness of such Restricted Person that is accruing interest at a variable rate, or (II) applying a variable rate of interest on a principal amount of indebtedness of such Restricted Person that is accruing interest at a fixed rate; provided that (i) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (ii) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract and (iii) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender, a "Lender" as such term is defined in the Marketing Credit Agreement, or an Affiliate of a Lender or "Lender" at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated A or A2 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

                  (b) Hedging Contracts entered into by a Canadian Subsidiary (or by a Restricted Person on behalf of a Canadian Subsidiary) with the purpose and effect of fixing foreign exchange rates on its reasonably anticipated net revenues, and not for speculative purposes, provided that (i) no such contract fixes an exchange rate for a term of more than 5 years, (ii) the aggregate notional amount of such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to Administrative Agent) for any single month never exceeds (A) ninety percent (90%) of the reasonably anticipated net revenues to be hedged by such contracts plus
         (B) one hundred percent (100%) of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts, and (iii) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender, a "Lender" as such term is defined in the Marketing Credit Agreement, or an Affiliate of a Lender or "Lender" at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated A or A2 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

                  (c) Hedging Contracts relating to heating oil used to hedge price risk for fuel requirements of the truck fleet of a Restricted Person in the ordinary course of business.

         Section 7.4. Limitation on Mergers, Issuances of Securities. Except as expressly provided in this section, no Restricted Person will (a) enter into any transaction of merger or

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consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (b) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property to be sold or used in the ordinary course of business and Investments permitted under Section 7.7 hereof or (c) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited by under Section 7.5 hereof. Any Person, other than US Borrower, Term Borrower, or Canadian Revolver Borrower, that is a Subsidiary of a Restricted Person may, however, be merged into or consolidated with (i) another Subsidiary of such Restricted Person, so long as (A) neither is a Guarantor, or (B) a Guarantor is the surviving business entity, (ii) such Restricted Person, so long as such Restricted Person is the surviving business entity, or (iii) any other Person pursuant or incidental to, or in connection with, any contemporaneous or substantially contemporaneous Permitted Acquisition, provided that such merging or consolidating Subsidiary (1) is not a Borrower, Guarantor or a Wholly Owned Subsidiary of Plains MLP, other than a Wholly Owned Subsidiary that was formed, acquired or created solely for purposes of such acquisition or otherwise conducted no operations and owned no assets, other than of an inconsequential amount and (2) does not own any Collateral. Plains MLP will not issue any securities other than (i) limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests,
(ii) general partnership interests to General Partner, and (iii) debt securities permitted by Section 7.1(g). No Subsidiary of Plains MLP will issue any additional shares of its capital stock, partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities, except a Subsidiary of a Restricted Person may issue additional shares, partnership interests or other securities (i) to Persons so long as such Restricted Person's and Plains MLP's aggregate ownership in such issuing Subsidiary is not diminished after giving effect thereto, or (ii) to any other Person pursuant or incidental to, or in connection with, any contemporaneous or substantially contemporaneous Permitted Acquisition, provided that such issuing Subsidiary (1) is not a Borrower, Guarantor or a Wholly Owned Subsidiary of Plains MLP, other than a Wholly Owned Subsidiary that was formed, acquired or created solely for purposes of such acquisition or otherwise conducted no operations and owned no assets, other than of an inconsequential amount and (2) does not own any Collateral. Notwithstanding the foregoing, Canadian Revolver Borrower may issue limited partner interests to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc., provided, such limited partner interests shall:

                  (i) pay no cash dividend nor entitle the holder thereof to any cash distribution, except upon dissolution (provided that the foregoing shall not prevent the accrual of any such dividends or distributions);

                  (ii) not entitle the holder thereof to any right to manage or control Canadian Revolver Borrower or vote with respect thereto; and

                  (iii) not be redeemable or exchangeable by the holder thereof for cash or callable or subject to a put option for cash at the option of any such holder.

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         Section 7.5. Limitation on Sales of Property. No Restricted Person will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its material assets or properties or any material interest therein except:

         (a) equipment which is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or which is replaced by equipment of equal suitability and value;

         (b) inventory (including pipeline linefill) which is sold in the ordinary course of business on ordinary trade terms;

         (c) in other property which is sold for fair consideration not in the aggregate in excess of the Dollar Equivalent of $10,000,000 in any Fiscal Year, the sale of which will not materially impair or diminish the value of the Collateral or any Restricted Person's financial condition, business or operations;

         (d) in exchange for other property; provided that (i) such exchange is for fair consideration, (ii) the property to be acquired in such exchange constitutes a Permitted Acquisition, (iii) the fair market value of such property being exchanged is not in the aggregate in excess of the Dollar Equivalent of $25,000,000 in any Fiscal Year, as reasonably determined by US Borrower (any such determination in excess of $10,000,000 being determined in good faith by certified resolution of the board of directors of the corporate general partner of US Borrower and subject to, at Administrative Agent's reasonable request, confirmation by appraisal), and (iv) such exchange will not materially impair or diminish the value of the Collateral or any Restricted Person's financial condition, business or operations; and

         (e) sales or transfers, subject to the Security Documents, by a Person (other than US Borrower) that is a Subsidiary of a Restricted Person to such Restricted Person or to a Wholly Owned Subsidiary of such Restricted Person that is a Guarantor.

No Restricted Person will sell, transfer or otherwise dispose of capital stock of or interest in any of its Subsidiaries except (i) to Plains MLP or a Wholly Owned Subsidiary of Plains MLP or (ii) to any other Person pursuant or incidental to, or in connection with, any contemporaneous or substantially contemporaneous Permitted Acquisition, provided that such Subsidiary whose capital stock or interests are being transferred (1) is not a Borrower, Guarantor or a Wholly Owned Subsidiary of Plains MLP, other than a Wholly Owned Subsidiary that was formed, acquired or created solely for purposes of such acquisition or otherwise conducted no operations and owned no assets, other than of an inconsequential amount and (2) does not own any Collateral; provided, in the event any limited partner interests issued by Canadian Revolver Borrower to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. pursuant to Section
7.4 are exchanged for units issued by Plains MLP, Lenders hereby consent to the contribution by Plains MLP to US Borrower of any and all such partnership interests. No Restricted Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income. So long as no Default then exists, Administrative Agent will, at US Borrower's request and expense, execute a release, satisfactory to the relevant Borrower and Administrative Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to clauses (a), (c) or (d) of this Section.

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         Section 7.6. Limitation on Dividends and Redemptions. No Restricted
Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Restricted Person directly or indirectly purchase, redeem, acquire or retire (or make any capital contribution to purchase, redeem, acquire or retire) any shares of the capital stock of or partnership or limited liability company interests in any Restricted Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Restricted Person, while any Loan or any US Commitment or any Canadian Commitment is outstanding. Notwithstanding the foregoing, but subject to Section 7.5, (i) Subsidiaries of Plains MLP, US Borrower, Term Borrower, Canadian Revolver Borrower or of any Guarantor shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to Plains MLP, US Borrower, Term Borrower, Canadian Revolver Borrower or any such Guarantor, respectively, (ii) no Restricted Person shall be restricted from making capital contributions of any nature to a Wholly Owned Subsidiary of such Restricted Person that is a Guarantor, and (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Plains MLP shall not be restricted from (A) distributing Available Cash (other than amounts required to be applied as otherwise required in any Loan Document) to its partners in accordance with the Partnership Agreement or
(B) purchasing its partnership units on the open market in connection with the Incentive and Option Plans.

         Section 7.7. Limitation on Investments and New Businesses. No Restricted Person will (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (c) make any acquisitions of or capital contributions to or other Investments in any Person, other than Permitted Investments and Permitted Acquisitions, or (d) make any acquisitions of properties other than Permitted Acquisitions. All transactions permitted under the foregoing subsections (a) through (d), inclusive, are subject to Section 7.5.

         Section 7.8. Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 7.3(b) hereof, no Restricted Person will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Restricted Person in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

         Section 7.9. Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates except: (a) transactions among Plains MLP and Wholly Owned Subsidiaries of Plains MLP, subject to the other provisions of this Agreement, (b) transactions governed by the Affiliate Agreements, and (c) transactions entered into in the ordinary course of business of such Restricted Person on terms which are no less favorable to such Restricted Person than those which would have been obtainable at the time in arm's-length transactions with Persons other than such Affiliates.

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         Section 7.10. Prohibited Contracts. Except as expressly provided for in the Loan Documents and as described in the Disclosure Schedule or pursuant to a Restriction Exception, the substance of which, in detail satisfactory to Administrative Agent, is promptly reported to Administrative Agent, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Subsidiary of Plains MLP, including but not limited to US Borrower, Term Borrower, Canadian Revolver Borrower and any Subsidiary of such Persons to: (a) pay dividends or make other distributions to US Borrower, Term Borrower, Canadian Revolver Borrower or Plains MLP, (b) redeem equity interests held in it by US Borrower, Term Borrower, Canadian Revolver Borrower or Plains MLP, (c) repay loans and other indebtedness owing by it to US Borrower, Term Borrower, Canadian Revolver Borrower or Plains MLP, or (d) transfer any of its assets to US Borrower, Term Borrower, Canadian Revolver Borrower or Plains MLP. No Restricted Person will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No Restricted Persons will amend, modify or release any of the Affiliate
Agreements. No Restricted Person will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of Administrative Agent or any Lender under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA.

         Section 7.11. Current Ratio. The ratio of (i) the sum of Plains MLP's Consolidated current assets plus the excess, if any, of the Total Revolver Commitment over the Facility Usage to (ii) Plains MLP's Consolidated current liabilities will never be less than 1.0 to 1.0. For purposes of this section, Plains MLP's Consolidated current liabilities will be calculated without including (a) any payments of principal on the Notes or Banker's Acceptances or the notes under the Marketing Credit Agreement which are required to be repaid within one year from the time of calculation and (b) all Liabilities arising under permitted Hedging Contracts. As used in this section, (x) "Total Revolver Commitment" means the sum of (1) the Canadian Revolver Commitment plus (2) the US Commitment, in each case as of the time of determination and (y) "Facility Usage" means, at the time in question, the sum of (1) the Canadian Revolver Facility Usage plus (2) the US Facility Usage.

         Section 7.12. Debt Coverage Ratio. (a) At the end of any Fiscal Quarter, (b) on any date on which General Partner declares a distribution permitted under Section 7.6 and (c) on the date of any Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the Debt Coverage Ratio will not be greater than:

                  (i)  prior to the Equilon Acquisition Closing Date: 4.00 to 1;

                  (ii) on and after the Equilon Acquisition Closing Date but prior to the Private/Public Debt Issuance Date: (I) 5.00 to 1, in the case of any determination during the period from the Equilon Acquisition Closing Date through and including March 30, 2003, and (II)
         4.00 to 1, in the case of any determination thereafter;

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                  (iii) on and after the Equilon Acquisition Closing Date and on and after the Private/Public Debt Issuance Date: 5.25 to 1; and, in addition, the Secured Debt Coverage Ratio will not be greater than 4.00 to 1.

As used herein, "Debt Coverage Ratio" means the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA, and "Secured Debt Coverage Ratio" means the ratio of (a) Consolidated Secured Indebtedness to (b) Consolidated EBITDA, in each case for the four Fiscal Quarter period (or other period specified below) most recently ended prior to the date of determination for which financial statements contemplated by Section 6.2(a) or (b) are available to Borrower; provided, for purposes of this Section 7.12, if, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into any Person (other than another Restricted Person), or shall have made any disposition or acquisition of a Restricted Person or disposition or acquisition of any partial ownership interest in any other Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period; provided, with respect to any Person not constituting a Subsidiary of Plains MLP, such pro forma calculation of Consolidated EBITDA, with respect to any such Person, shall be limited to not more than 75% of (i) such Restricted Person's ownership interest in such Person times (ii) the difference of such Person's (A) Consolidated EBITDA minus (B) Interest Expense and capital expenditures. Such pro forma effect shall include adjustments with respect to management fees previously distributed with respect to the assets subject to the acquisition by US Borrower and Canadian Revolver Borrower of all or substantially all of the assets of CanPet Energy Group (USA) Inc. and CanPet Energy Group, Inc., respectively and the acquisition of the remaining 50% of the Manito Pipeline in mid calendar year 2000, and shall otherwise be determined (i) in good faith by the chief financial officer of Borrower, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA, except (1) cost reductions specifically identified at the time of disposition, acquisition, consolidation or merger that are attributable to personnel reductions, non-recurring maintenance and environmental costs and allocated corporate overhead, (2) not more than fifty percent (50%) of Consolidated EBITDA from Plains Terminals that are dedicated to commercial activities of the subject assets, or (3) with the consent of Majority Lenders.

         Section 7.13. Interest Coverage Ratio. The ratio of (a) Consolidated EBITDA to (b) Interest Expense for each four Fiscal Quarter period ending on or after March 31, 2001 will not be less than 2.75 to 1.0.

         Section 7.14. Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than:

                  (i) prior to the Equilon Acquisition Closing Date: 0.70 to 1 at any time prior to and including December 31, 2002, and 0.65 to 1 at any time thereafter; and

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                  (ii) on and after the Equilon Acquisition Closing Date: 0.70 to 1 at any time prior to and including March 30, 2003, and 0.65 to 1 at any time thereafter.

         Section 7.15. Open Position; Certain Permitted Financial Instruments; NYMEX Transactions.

                  (a) Open Position. No Restricted Person shall at any time have any Open Positions; provided, however, that a Restricted Person may have:

                       (i) Physical inventories of Petroleum Products (A) consisting of tank bottoms and pipeline linefill requirements, in each case classified as a long-term asset, (B) working inventory of up to (i) 1,400,000 barrels prior to the Equilon Acquisition Closing Date and (ii) 1,600,000 barrels on and after the Equilon Acquisition Closing Date in the aggregate at any time, (C) excess inventory of up to 200,000 barrels in the aggregate at any time resulting from crude gathering receipts in excess of scheduled quantities, provided that such Restricted Person shall establish an Offsetting Position with respect to such quantities within five business days following identification of such inventory, but in any event not later than the 20/th/ day following the month in which such excess volumes were received and (D) Hedged Eligible Inventory.

                       (ii) Floating Price Contracts to purchase or sell Petroleum Products in the Current Trading Month; provided that, such Floating Price Contracts either (A) have an Offsetting Position by the 26th day of the month preceding the month of receipt or delivery, or (B) are scheduled to be stored at a Plains Terminal or in pipelines Currently Approved by Majority Lenders and are hedged in the delivery month with NYMEX contracts; and further provided that such Floating Price Contracts relating to the sale of Petroleum Products for the Current Trading Month do not exceed purchases by more than 15,000 barrels per day.

                       (iii) Floating Price Contracts to purchase or sell Petroleum Products to be received or delivered after the Current Trading Month, but within the twelve months following the Current Trading Month provided that (A) such contracts are at the then market price and (B) at any point in time the sum of (x) net realized losses relating to such contracts within the preceding twelve months (excluding Physically Covered Near Term Floating Price Contract Losses) and (y) mark to market exposure relating to such contracts (excluding aggregate mark to market exposure of up to the Dollar Equivalent of $20,000,000 relating to Near Term Floating Price Contracts) does not, at any time, exceed the Dollar Equivalent of $12,500,000.

         As used herein, "Current Trading Month" means (i) with respect to the first twenty-five days of any calendar month, the next following calendar month and (ii) with respect to the period from the 26/th/ day of a calendar month through the last day of such month, the second calendar month next following such month (for example, for the period from January 26/th/ through February 25/th/, the Current Trading Month is March), "Floating Price

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         Contract" means (i) a purchase or sale contract based upon a daily index such as a posted price or NYMEX price from time to time in effect during the delivery month and (ii) a NYMEX spread transaction in which the length of time between the offsetting purchase and sale obligations do not exceed fourteen months, "Physically Covered Near Term Floating Price Contract Losses" means net realized losses incurred in the Current Trading Month with respect to Near Term Floating Price Contracts entered into prior to such Current Trading Month, for which the Company expects to have an offsetting physical position in the delivery month originally specified in such Near Term Floating Price Contract, and "Near Term Floating Price Contract" means (A) Floating Price Contracts within the First Trading Month following the Current Trading Month, covering volumes up to 60% of projected crude gathering receipts for crude under 30-day evergreen floating price contracts for the First Trading Month; and (B) Floating Price Contracts within the Second Trading Month following the Current Trading Month, covering volumes up to 40% of projected crude gathering receipts for crude under 30-day evergreen floating price contracts for the Second Trading Month. Using the same example as that used for Current Trading Month, the First Trading Month following the Current Trading Month for the same period is April and the Second Trading Month following the Current Trading Month for the same period is May.

                  (b) Certain Permitted Financial Instruments. No Restricted Person will write (i.e. sell) or otherwise participate in any swap, collar or similar agreement relating to Petroleum Products, or write (i.e. sell) any option, in each case without regard to NYMEX contracts, unless, with respect thereto, (i) such Restricted Person has an Offsetting Position, and (ii) if the nature of the swap, collar or similar agreement obligates, by its terms, the counterparty to perform obligations thereunder in favor of a Restricted Person, such counterparty (or guarantor to the obligations of such counter-party) at the time such financial instrument is made (A) has one or more long term unsecured and unenhanced debt obligations rated A or A2 or better, respectively, by either Rating Agency, or (B) is a Lender, a "Lender" as such term is defined in the Marketing Credit Agreement, or an Affiliate of a Lender or "Lender", or (C) is listed in the Disclosure Schedule.

                  (c) NYMEX Transactions. No Restricted Person will enter in to any NYMEX contracts that are time-spread positions to each other, except (i) in the case where the sale obligation is in the future month of the purchase obligation, where both (A) the length of time between the purchase and sale contracts does not exceed sixty months and (B) the volume does not in the aggregate exceed 50% of the Plains Terminals' storage capacity and (ii) in the case where the purchase obligation is in the future month of the sale obligation, where the length of time between the sale and purchase contracts does not exceed fourteen months. No Restricted Person will convert a NYMEX position to a physical position by way of an "exchange for physicals" or an "alternative delivery procedure" unless the credit extended in connection with such physical position would comply with the credit requirements of the definition of "Approved Eligible Receivables".

         Section 7.16. Unrestricted Subsidiaries. Plains MLP or any Wholly Owned Subsidiary of Plains MLP may designate one or more direct Subsidiaries that are not Borrowers or Guarantors

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(each such Subsidiary, and each of its Subsidiaries, each an "Unrestricted
Subsidiary"), which Unrestricted Subsidiaries shall be subject to the following:

         (a) No Unrestricted Subsidiary shall be deemed to be a "Restricted Person" or a "Subsidiary" of Plains MLP for purposes of this Agreement or any other Loan Document, and no Unrestricted Subsidiary shall be subject to or included within the scope of any provision herein or in any other Loan Document, including without limitation any representation, warranty, covenant or Event of Default herein or in any other Loan Document, except as set forth in this Section 7.16.

         (b) No Restricted Person shall guarantee or otherwise become liable in respect of any Liability or other obligation of, grant any Lien on any of its property to secure any Liability or other obligation of, make any Investment in (except as described in clause (g) of the definition of Permitted Investments), or provide any other form of credit support to, any Unrestricted Subsidiary, and no Restricted Person shall enter into any contract or agreement with any Unrestricted Subsidiary, except in the course of ordinary business on terms no less favorable to such Restricted Person, as applicable, than could be obtained in a comparable arm's length transaction with a non-Affiliate of such Restricted Person.

         (c) Borrowers shall at all times maintain, as between Restricted Persons and Unrestricted Subsidiaries, the separate existence of each Unrestricted Subsidiary.

         (d) No Restricted Person shall make any Investment in any Unrestricted Subsidiary pursuant to clause(g) of the definition of "Permitted Investment" except in connection with the capitalization of an Unrestricted Subsidiary to consummate a proposed acquisition, disclosed to Administrative Agent in writing, of (1) the acquisition of the capital stock or other equity interest in a Person whose business, assets and operations consist of Petroleum Products and/or gas marketing, gathering, transportation, storage, terminaling and pipeline operation; provided, if a Restricted Person acquires less than all of the capital stock or other equity interest acquired, such business, assets and operations shall consist of transportation, storage, terminaling and/or pipeline operations and associated gathering assets, or (2) the acquisition of all or a portion of a line of business or the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) consisting of Petroleum Products and/or gas marketing, gathering, transportation, storage, terminaling and pipeline operation; provided, if a Restricted Person acquires less than all of the ownership interest of the business, assets or operations acquired, such business, assets and operations shall consist of transportation, storage, terminaling and/or pipeline operations and associated gathering assets; provided, further, the aggregate amount of any such Permitted Investments in such Unrestricted Subsidiary in excess of the purchase price and associated acquisition costs relating to such acquisition shall, promptly following the consummation of such acquisition, be distributed back to such investing Restricted Person. In the event such Unrestricted Subsidiary shall fail to timely consummate such specified acquisition or such specified acquisition shall otherwise be abandoned, such Unrestricted Subsidiary shall be deemed to be a

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                  "Subsidiary" of Plains MLP for purposes of this Agreement and shall be subject to the terms and conditions hereof.

         (e) Restricted Persons shall notify each Lender Party, not later than five (5) Business Days after any executive officer of Restricted Persons has knowledge of, under any Environmental Law, any claim of the Dollar Equivalent of $1,000,000 or more, any notice of potential liability which might be reasonably likely to exceed such amount, or any other material adverse claim thereunder asserted against any Unrestricted Subsidiary or with respect to any Unrestricted Subsidiary's properties, stating that such notice is being given pursuant to this
                  Section 7.16.

         The board of directors of the corporate general partner of the US Borrower may designate any Unrestricted Subsidiary to become a Restricted Person if a Default or Event of Default is not continuing, such designation would not result in a Default or an Event of Default, and immediately thereafter such Subsidiary has no outstanding Indebtedness. Immediately thereafter, US Borrower shall promptly notify the Administrative Agent of such designation and provide to it an officer's certificate that such designation was made in compliance with this Section 7.16.

         Section 7.17. Certain Permitted Guaranties. Notwithstanding anything contained in any Loan Document, no Restricted Person shall be prohibited from guaranteeing (a) any Liability of any Borrower or Guarantor or (b) any Liability of any Wholly-Owned Subsidiary of Plains MLP that does not constitute Indebtedness, if the incurrence of such Liability by such primary obligor shall not otherwise be prohibited hereunder.

                  ARTICLE VIII - Events of Default and Remedies

         Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

                  (a) Any Restricted Person fails to pay the principal component of any Loan or any reimbursement obligation with respect to any Letter of Credit when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

                  (b) Any Restricted Person fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

                  (c) Any event defined as a "default" or "event of default" in any Loan Document occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

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                  (d) Any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.4 or
         Article VII;

                  (e) Any Restricted Person fails (other than as referred to in subsections (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document to which it is a party, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to US Borrower;

                  (f) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made, or any Loan Document at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release or subordination by Administrative Agent;

                  (g) Any Restricted Person shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of the Dollar Equivalent of $2,500,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Restricted Person in accordance with GAAP), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

                  (h) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Code) in excess of $500,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $500,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

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                  (i)      GP LLC or General Partner or any Restricted Person:

                           (i) has entered against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of sixty days; or

                           (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada) or the Companies' Creditors Arrangement Act (Canada), as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                           (iii) has entered against it the appointment of or
                  taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                           (iv) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any part of the Collateral of a value in excess of the Dollar Equivalent of $2,500,000 in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                           (v) has entered against it a final judgment for the payment of money in excess of the Dollar Equivalent of $2,500,000 (in each case not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is stayed or discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                           (vi) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of

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                  the Collateral of a value in excess of the Dollar Equivalent of $2,500,000, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

                  (j) GP LLC or General Partner shall default in the payment when due of any principal of or interest on any of its Indebtedness in excess of $1,000,000 in the aggregate, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or

                  (k) Any Change in Control occurs.

Upon the occurrence of an Event of Default described in subsection (i)(i),
(i)(ii) or (i)(iii) of this section with respect to US Borrower, Term Borrower, Canadian Revolver Borrower, All American or Plains MLP, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower, Term Borrower, Canadian Revolver Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans and any obligation of US LC Issuer or Canadian LC Issuer to issue Letters of Credit hereunder shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may (and upon written instructions from Majority Lenders, Administrative Agent shall), without notice to US Borrower, Term Borrower, Canadian Revolver Borrower or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make Loans hereunder and any obligation of US LC Issuer or Canadian LC Issuer to issue Letters of Credit hereunder, and
(2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower, Term Borrower, Canadian Revolver Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

         Section 8.2. Remedies. If any Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

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                               ARTICLE IX - Agents

         Section 9.1.  Appointment and Authority.

         (a) Each Lender Party hereby irrevocably authorizes Administrative Agent, and Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Administrative Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Administrative Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Note nor to impose on Administrative Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Administrative Agent, Administrative Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of Majority Lenders (including itself), provided, however, that Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Administrative Agent from any Borrower of any communication calling for action on the part of Lenders or upon notice from any Borrower or any Lender to Administrative Agent of any Default or Event of Default, Administrative Agent shall promptly notify each other Lender thereof. Each Lender hereby expressly authorizes Administrative Agent, on behalf of such Lender, to execute and deliver the Intercreditor Agreement in the form attached hereto as Exhibit H.

         (b) Each Lender Party hereby irrevocably authorizes Canadian Administration Agent, and Canadian Administration Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Canadian Administration Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Canadian Administration Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Canadian Administration Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Canadian Revolver Note nor to impose on Canadian Administration Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Canadian Administration Agent, Canadian Administration Agent shall not be required to exercise any discretion or take any action, and it may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting

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or refraining from acting) upon the instructions of Majority Lenders (including itself), provided, however, that Canadian Administration Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Canadian Administration Agent from any Borrower of any communication calling for action on the part of Lenders or upon notice from any Borrower or any Lender to Canadian Administration Agent of any Default or Event of Default, Canadian Administration Agent shall promptly notify each other Lender thereof.

         Section 9.2. Exculpation, Administrative Agent's Reliance, Etc. Neither any Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Agent (a) may treat the payee of any Note as the holder thereof until such Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to such Agent; (b) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Restricted Person or to inspect the property (including the books and records) of any Restricted Person;
(e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith;
(f) may rely upon the representations and warranties of each Restricted Person or Lender Party in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

         Section 9.3. Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of US Borrower, Term Borrower, and Canadian Revolver Borrower and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 9.4. Indemnification. Each Lender agrees to indemnify each Agent (to the extent not reimbursed by US Borrower, Term Borrower, or Canadian Revolver Borrower within ten (10) days after demand) from and against such Lender's Aggregate Percentage Share of any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements,

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costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment).

The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part, by any negligent act or omission of any kind by any Agent, provided only that no lender shall be obligated under this section to indemnify any Agent for that portion, if any, of any liabilities and costs which is proximately caused by such Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for such Lender's Aggregate Percentage Share of any costs and expenses to be paid to such Agent by US Borrower, Term Borrower, and Canadian Revolver Borrower under Section 10.4(a) to the extent that such Agent is not timely reimbursed for such expenses by such Persons as provided in such section. As used in this section the term " Agent" shall refer not only to the Persons designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 9.5. Rights as Lender. In its capacity as a Lender, each Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not an Agent. Each Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Lender.

         Section 9.6. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against US Borrower, Term Borrower, or Canadian Revolver Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by either Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by either Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that such Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or

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otherwise) of indebtedness other than the Obligations. Each of US Borrower, Term
Borrower, and Canadian Revolver Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 6.16, exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

         Section 9.7. Investments. Whenever either Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever either Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, such Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If either Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if either Agent is otherwise required to invest funds pending distribution to Lender Parties, such Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by either Agent for distribution to Lender Parties (other than to the Person who is Administrative Agent in its separate capacity as a Lender Party or the Person who is Canadian Administration Agent in its separate capacity as a Lender Party) shall be held by such Agent pending such distribution solely as such Agent for such Lender Parties, and such Agent shall have no equitable title to any portion thereof.

         Section 9.8. Benefit of Article IX. The provisions of this Article are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender (other than in relation to the reference to Section 6.16 contained in Section 9.6 or the right to reasonably approve a successor Agent under Section 9.9). Lender Parties may waive or amend such provisions as they desire without any notice to or consent of US Borrower, Term Borrower, or Canadian Revolver Borrower or any other Restricted Person.

         Section 9.9. Resignation.

         (a) Administrative Agent may resign at any time by giving written notice thereof to Lenders and US Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Majority Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval of US Borrower, unless a Default has occurred and is continuing, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may

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appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent's resignation hereunder the provisions of this
Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

         (b) Canadian Administration Agent may resign at any time by giving written notice thereof to Lenders and Canadian Revolver Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Majority Lenders shall have the right to appoint a successor Canadian Administration Agent, subject to the approval of Canadian Revolver Borrower, unless a Default has occurred and is continuing, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Canadian Administration Agent, and such Canadian Administration Agent's resignation shall become effective when such successor accepts such appointment. If, within sixty days after the date of the retiring Canadian Administration Agent's resignation, no successor Canadian Administration Agent has been appointed and has accepted such appointment, then the retiring Canadian Administration Agent may appoint a successor Canadian Administration Agent. Each Canadian Administration Agent shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the Dominion of Canada or of any province thereof. Upon the acceptance of any appointment as Canadian Administration Agent hereunder by a successor Canadian Administration Agent, the retiring Canadian Administration Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Canadian Administration Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Canadian Administration Agent under the Loan Documents.

         Section 9.10. Other Agents. Neither the Syndication Agent nor the Documentation Agent ("Co-Agents"), in such capacities, shall have any duties or responsibilities or incur any liabilities in such agency capacities (as opposed to its capacity as a Lender) under or in connection with this Agreement or under any of the other Loan Documents. The relationship between US Borrower, Term Borrower, Canadian Revolver Borrower on the one hand, and the Co-Agents and the Agents, on the other hand, shall be solely that of borrower and lender. None of the Co-Agents shall have any fiduciary responsibilities to any of US Borrower, Term Borrower, Canadian Revolver Borrower or any of its Affiliates. None of the Co-Agents undertakes any responsibility to any of US Borrower, Term Borrower, and Canadian Revolver Borrower or any of its respective Affiliates to review or inform any such Person of any matter in connection with any phase of such Person's or such Affiliate's business or operations.

                            ARTICLE X - Miscellaneous

         Section 10.1. Waivers and Amendments; Acknowledgments.

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                  (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is a Borrower, by such Borrower, (ii) if such party is Administrative Agent, Canadian Administration Agent, US LC Issuer or Canadian LC Issuer, by such party, and (iii) if such party is a Lender, by such Lender or by Administrative Agent on behalf of Lenders with the written consent of Majority Lenders (which consent has already been given as to the termination of the Loan Documents as provided in Section 10.11). Notwithstanding the foregoing or anything to the contrary herein, Administrative Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV (provided that Administrative Agent may in its discretion withdraw any request it has made under Section 4.2(f)), (2) increase the maximum amount which such Lender is committed hereunder to lend, (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (4) change any date fixed for any payment of any such fees, principal or interest, (5) amend the definition herein of "Majority Lenders" or otherwise change the Aggregate Percentage Shares which are required for Administrative Agent, Canadian Administration Agent, Lenders or any of them to take any particular action under the Loan Documents, (6) release any Borrower from its obligation to pay such Lender's Note or any Guarantor from its guaranty of such payment, or (7) release any Collateral, except such releases relating to sales of property as permitted under
         Section 7.5.

                  (b) Acknowledgments and Admissions. Each Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or any other Lender Party, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations,

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         warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward such Borrower with respect to any Loan Document or the transactions contemplated thereby,
         (v) the relationship pursuant to the Loan Documents between such Borrower and the other Restricted Persons, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender Party, (vii) Administrative Agent is not such Borrower's Administrative Agent, but Administrative Agent for Lenders, (viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time,
         (ix) without limiting any of the foregoing, such Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

                  (c) Representation by Lenders. Each Lender hereby represents that it will acquire its Notes for its own account in the ordinary course of its commercial lending or investing business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents subject to compliance with Sections 10.5(b) through (f), inclusive, and applicable Law.

                  (d) Joint Acknowledgment. This written Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

         There are no unwritten oral agreements between the parties.

                  (e) Annual Rates of Interest. For the purposes of the Interest Act (Canada), whenever interest payable pursuant to this Agreement is calculated on the basis of a period other than a calendar year (in this Section 10.1(e), the "Interest Period"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Interest Period.

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         Section 10.2. Survival of Agreements; Cumulative Nature. All of
Restricted Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrowers are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrowers or agreements and covenants of Borrowers under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

         Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrowers and Restricted Persons at the address of Borrowers specified on the signature pages hereto and to each Lender Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice or Continuation/Conversion Notice shall become effective until actually received by Administrative Agent.

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         Section 10.4. Payment of Expenses; Indemnity.

                  (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, each Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (ii) all reasonable costs and expenses incurred by or on behalf of Administrative Agent (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, (4) monitoring or confirming (or preparation or negotiation of any document related to) such Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (iii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section) or the defense of any Lender Party's exercise of its rights thereunder. In addition to the foregoing, until all Obligations have been paid in full, each Borrower will also pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses of Administrative Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Administrative Agent, including travel and miscellaneous expenses and fees and expenses of Administrative Agent's outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

                  (b) Indemnity. Each Borrower agrees to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment).

The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part, by any negligent act

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or omission of any kind by any Lender Party, provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in
Section 1.1 but also to each director, officer, trustee, agent, attorney, employee, representative and Affiliate of such Persons.

     Section 10.5. Joint and Several Liability; Parties in Interest; Assignments; Replacement Notes.

     (a) All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and permitted assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders. Neither any Borrower nor any Affiliates of any Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If any Borrower or any Affiliate of any Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Loan Documents unless and until such Borrower or its Affiliates have purchased all of the Obligations.

     (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person unless the agreement between such Lender and such participant at all times provides: (i) that such participation exists only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender, (ii) that such participant is not entitled to payment from any Restricted Person under Sections
3.2 through 3.6 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and
(iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under subsection (a) of Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Administrative Agent and the relevant Borrower; provided,

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however, that no liability shall arise if any such Lender fails to give such notice to such Borrower.

     (c) Except for sales of participations under the immediately preceding subsection, no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee or, subject to the provisions of Subsection (g) below, to an affiliate, and then only if such assignment is made in accordance with the following requirements:

          (i) In the case of an assignment by a US Lender or Canadian Revolver Lender of less than all of its Loans, LC Obligations, and Commitments, each such assignment shall apply to a consistent percentage of all Loans and LC Obligations owing to the assignor Lender hereunder and to the same percentage of the unused portion of the assignor Lender's Commitments, so that after such assignment is made both the assignee Lender and the assignor Lender shall have a fixed (and not a varying) Percentage Share in its Loans and LC Obligations and be committed to make that Percentage Share of all future Loans and make that Percentage Share of all future participations in LC Obligations, and the Percentage Share of such US Commitment or Canadian Revolver Commitment of each of the assignor and assignee shall equal or exceed $5,000,000. In the case of an assignment by a Term Lender or Term-B Lender of less than all of its respective Term Loan or Term-B Loan, after such assignment is made, the Term Loan Percentage Share of each of the assignee Term Lender and the assignor Term Lender shall equal or exceed 1% or the Term-B Loan Percentage Share of each of the assignee Term-B Lender and the assignee Term-B Lender shall equal or exceed 0.5% (provided that such minimum Term Loan Percentage Share or Term-B Loan Percentage Share shall not be required in connection with any assignment by any Lender to any fund that invests in loans and is managed by such Lender, any affiliate of such Lender, the same fund manager, or any affiliate of the same fund manager).

          (ii) The parties to each such assignment shall execute and deliver to Administrative Agent (and, as to assignments of Canadian Obligations, Canadian Administration Agent), for its acceptance and recording in the "Register" (as defined below in this section), an Assignment and Acceptance in the form of Exhibit H, appropriately completed, together with the Note subject to such assignment and a processing fee payable by such assignor Lender (and not at Borrower's expense) to Administrative Agent of $3,500; provided, no such processing fee shall be payable in connection with any assignment of any Term Loan or Term-B Loan (or portion thereof) by a Lender to any fund that invests in loans and is managed by such Lender, any affiliate of such Lender, the same fund manager, or any affiliate of the same fund manager. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) the relevant Borrower shall issue new Notes to such assignor and assignee upon return of the old Notes to the relevant Borrower, and (ii) as of the "Settlement Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Administrative Agent shall thereupon deliver to the relevant Borrower and each Lender a revised Schedule 1 hereto showing the revised Percentage Shares and total Percentage Shares of such assignor

     Lender and such assignee Lender and the revised Percentage Shares and total Percentage Shares of all other Lenders.

          (iii) Each assignee Lender other than an assignee Canadian Revolver Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, shall (to the extent it has not already done so) provide Administrative Agent and Borrower with the "Prescribed Forms" referred to in Section 3.7(d).

          (iv) Each assignee Canadian Revolver Lender shall be a financial institution that is (i) not a non-resident of Canada for the purposes of the Income Tax Act (Canada); or (ii) an "authorized foreign bank" as defined in section 2 of the Bank Act (Canada) and in subsection 248(1) of the Income Tax Act (Canada), that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada) and which will receive all amounts paid or credited to it under its Canadian Revolver Loans and Canadian Revolver Note in respect of its "Canadian banking business" for the purposes of paragraph 212(13.3)(a) of the Income Tax Act (Canada).

     (d) Any Lender may at any time pledge all or any portion of its Loan and Note (and related rights under the Loan Documents including any portion of its Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release any such Lender from its obligations under any of the Loan Documents; provided that all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such Lender. In addition, any Term Lender or Term-B Lender may at any time, without consent of US Borrower, Term Borrower or Administrative Agent, pledge all or any portion of its Term Loan or Term-B Loan, as the case may be, to any trustee or holder (or other representative of such holder) (for purpose of this Section 10.5(d), each such trustee, holder or representative is referred to as a "pledgee") of obligations owed, or debt securities issued by, such Term Lender or Term-B Lender, as security for such obligations or debt securities; provided that (i) the agreement between such Lender and such pledgee at all times provides that such pledge does not give such pledgee any right to vote as a Lender or any other direct claims or rights against any Person other than such pledging Term Lender or Term-B Lender, as applicable, and imposes no obligations on the part of any of US Borrower, Term Borrower or Administrative Agent, (ii) no such pledge (or enforcement thereof) shall release any such pledging Term Lender or Term-B Lender from its obligations under any of the Loan Documents or permit or authorize any Person to become a Lender unless it has complied with Section 10.5(c), and (iii) all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such pledging Term Lender or Term-B Lender.

     (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with the relevant Borrower, Administrative Agent and each other Lender Party that such assignee understands and agrees to the terms hereof, including Article IX hereof.

     (f) Administrative Agent (and with respect to Canadian Obligations, Canadian Administration Agent) shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Loans owing to, each Lender from time to time (in this section called the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrowers and each Lender Party may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes. The Register shall be available for inspection by Borrowers or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

     (g) Any Lender may assign or transfer its commitment or its rights under its Loans or under the Loan Documents to (i) any Affiliate that is wholly-owned direct or indirect subsidiary of such Lender or of any Person that wholly owns, directly or indirectly, such Lender, or (ii) if such Lender is a fund that makes or invests in bank loans, any other fund that makes or invests in bank loans and is advised or managed by (A) the same investment advisor as any Lender or (B) any Affiliate of such investment advisor that is a wholly-owned direct or indirect subsidiary of any Person that wholly owns, directly or indirectly, such investment advisor, subject to the following additional conditions (x), (y) and
(z), with respect to assignments pursuant to clause (i) above, and subject to the following additional conditions (y) and (z) with respect to assignments pursuant to clause (ii) above:

          (x) any right of such Lender assignor and such assignee to vote as a Lender, or any other direct claims or rights against any other Persons, shall be uniformly exercised or pursued in the manner that such Lender assignor would have so exercised such vote, claim or right if it had not made such assignment or transfer;

          (y) such assignee shall not be entitled to payment from any Restricted Person under Sections 3.2 through 3.7 of amounts in excess of those payable to such Lender assignor under such sections (determined without regard to such assignment or transfer); and

          (z) if such Lender assignor is a Lender that assigns or transfers to such assignee any of such Lender Commitment, assignee may become primarily liable for such Commitment, but such assignment or transfer shall not relieve or release such Lender from such Commitment.

     (h) Upon receipt of an affidavit reasonably satisfactory to Borrower of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or such Security Document, Borrower will execute and deliver, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor (or each Restricted Person a party to any such Security Document will execute and deliver a replacement Security Document of like tenor).

     Section 10.6. Confidentiality. Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees, and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Restricted Person so identified when delivered, provided, however, that this restriction shall not apply to (a) information which has at the time in question entered the public domain, (b) information which is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (c) any disclosure to any Lender Party's Affiliates, auditors, attorneys, or agents, (d) any disclosure to any other Lender Party or to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document (provided each such Person first agrees to hold such information in confidence on the terms provided in this section), or (e) any disclosure in the course of enforcing its rights and remedies during the existence of an Event of Default.

     Section 10.7. Governing Law; Submission to Process. Except to the extent that the Law of another jurisdiction is expressly elected in a Loan Document, the Loan Documents shall be deemed contracts and instruments made under the Laws of the State of New York and shall be construed and enforced in accordance with and governed by the Laws of the State of New York and the Laws of the United States of America, without regard to principles of conflicts of law. Each Borrower hereby agrees that any legal action or proceeding against such Borrower with respect to this Agreement, the Notes or any of the Loan Documents may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York as Lender Parties may elect, and, by execution and delivery hereof, each Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens. In furtherance of the foregoing, each Borrower hereby irrevocably designates and appoints Corporation Service Company, 80 State Street, Albany, New York 12207, as agent of such Borrower to receive service of all process brought against such Borrower with respect to any such proceeding in any such court in New York, such service being hereby acknowledged by such Borrower to be effective and binding service in every respect. Copies of any such process so served shall also, if permitted by Law, be sent by registered mail to the relevant Borrower at its address set forth below, but the failure of such Borrower to receive such copies shall not affect in any way the service of such process as aforesaid. Each Borrower shall furnish to Lender Parties a consent of Corporation Service Company agreeing to act hereunder prior to the effective date of this agreement. Nothing herein shall affect the right of Lender Parties to serve process in any other manner permitted by Law or shall limit the right of Lender Parties to bring proceedings against any Borrower in the courts of any other jurisdiction. If for any reason Corporation Service Company shall resign or otherwise cease to act as any Borrower's agent, each Borrower hereby irrevocably agrees to (a) immediately designate and appoint a new agent acceptable to Administrative Agent to serve in such capacity and, in such event, such new agent shall be deemed to be substituted for Corporation Service Company for all purposes hereof and (b) promptly deliver to Agent the written consent (in form and substance

Satisfactory to Administrative Agent) of such new agent agreeing to serve in such capacity.

     Section 10.8. Waiver of Judgment Interest Act (Alberta). To the extent permitted by Law, the provisions of the Judgment Interest Act (Alberta) shall not apply to the Canadian Revolver Notes, the Term Notes, and the other Loan Documents and are hereby expressly waived by Canadian Revolver Borrower and Term Borrower.

     Section 10.9. Deemed Reinvestment Not Applicable. For the purposes of the Interest Act (Canada), the principle of deemed reinvestment of interest shall not apply to any interest calculation under the Loan Documents, and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

     Section 10.10. Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to contract for, charge, or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If
(a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, to the extent that the Texas Finance Code is mandatorily applicable to any Lender, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code, provided that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. In no event shall Chapter 346 of the Texas Finance Code apply to this Agreement or any other Loan Document, or any transactions or loan arrangement provided or contemplated hereby or thereby. In no event shall the aggregate "interest" (as defined in section 347 of the Criminal Code (Canada)) payable under the Loan Documents exceed the maximum effective annual rate of interest on the "credit advanced" (as defined in that section) permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of Canadian Revolver Borrower, Term Borrower, Canadian Administration Agent, Canadian Revolver Lenders, and Term Lenders and the amount of such excess payment or collection shall be refunded to the relevant Borrower. For purposes of the Canadian Revolver Notes and the Term Notes, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term applicable thereto on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Canadian Administration Agent shall be prima facie evidence, for the purposes of such determination.

     Section 10.11. Termination; Limited Survival. In its sole and absolute discretion Borrower may at any time that no Obligations are owing or outstanding elect in a written notice delivered to Administrative Agent to terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no Obligations are then owing or outstanding this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrower, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

     Section 10.12. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

     Section 10.13. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

     Section 10.14. Waiver of Jury Trial, Punitive Damages, etc. Restricted Persons and Lender Parties mutually hereby knowingly, voluntarily, and intentionally

Waive the right to a trial by jury in respect of any claim based hereon, arising out of, under or in connection with, this Agreement or any other Loan Documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party. This waiver constitutes a material inducement for Lenders to enter into this agreement and the other Loan Documents and make the Loans. Each Borrower and each Lender Party hereby further (a) irrevocably waives, to the maximum extent not prohibited by Law, any right it may have to claim or recover in any such litigation any "Special Damages," as defined below, (b) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (c) acknowledges that it has been induced to enter into this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this section. As used in this section, "Special Damages" includes all special, consequential, exemplary, or punitive damages (regardless of how named), but does not include any payments or funds which any party hereto has expressly promised to pay or deliver to any other party hereto.

     Section 10.15. Amendment and Restatement. Upon satisfaction with each of the conditions set forth in Section 4.3 (except any condition the performance of which has been waived as a condition to the initial Loan or initial issuance of a Letter of Credit pursuant to this Agreement), this Agreement shall be deemed to amend and restate in their entirety the Existing Agreement, at which time (the "Effective Time") each Lender and each Restricted Person hereby agrees that
(i) the Aggregate Percentage Share of each Lender and the Percentage Share of each Lender with respect to US Loans, Canadian Revolver Loans, Term Loans and Term-B Loans shall be as set forth in the definition to this Agreement, (ii) the loans outstanding under the Existing Agreement and all accrued and unpaid interest thereon (but not any letters of credit issued and outstanding under the Existing Agreement and reimbursement obligations with respect thereto, which are to be deemed to be outstanding under and governed by the Marketing Credit Agreement as provided therein), and all accrued and unpaid fees and expenses under the Existing Agreement (the "Outstanding Obligations") shall be deemed to be outstanding under and governed by this Agreement, and (iii) any "Lender" under the Existing Agreement that is not a signatory hereto as a Lender under this Agreement, shall continue to be a Lender, subject to the rights, remedies and obligations of a "Lender" in this Agreement, and in no event shall be deemed to have waived or released any of its rights or remedies, nor released from its obligations under the Existing Agreement, all of which such rights, remedies and obligations shall continue pursuant to, and as may be amended or restated pursuant to, the terms hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

U.S. BORROWER:                           PLAINS MARKETING, L.P.

                                         By:  PLAINS MARKETING GP INC.,
                                              its general partner

                                         By:    /s/ Al Swanson
                                              ----------------------------------
                                              Al Swanson, Treasurer

TERM BORROWER:                           PMC (NOVA SCOTIA) COMPANY

                                         By:    /s/ Al Swanson
                                              ----------------------------------
                                              Name:  Al Swanson
                                              Title: Treasurer

CANADIAN REVOLVER
BORROWER:                                PLAINS MARKETING CANADA, L.P.

                                         By:  PMC (Nova Scotia) Company,
                                              its general partner

                                         By:    /s/ Al Swanson
                                              ----------------------------------
                                              Name:  Al Swanson
                                              Title: Treasurer

GUARANTORS:                              ALL AMERICAN PIPELINE, L.P.

                                         By:  PLAINS MARKETING GP INC.,
                                              its general partner

                                         By:    /s/ Al Swanson
                                              ----------------------------------
                                              Al Swanson, Treasurer

                                         PLAINS ALL AMERICAN PIPELINE, L.P.

                                         By:  PLAINS AAP, L.P.,
                                              its general partner

                                         By:  PLAINS ALL AMERICAN GP LLC,
                                              its general partner

                                         By:    /s/ Al Swanson
                                              ----------------------------------
                                              Al Swanson, Treasurer

Address for U.S. Borrower, Term          333 Clay Street, Suite 1600
Borrower, Canadian Revolver Borrower     Houston, Texas 77002
and Guarantors:                          Attention: Al Swanson
                                         Telephone: (713) 646-4455
                                         Fax: (713) 646-4564

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

                                   FLEET NATIONAL BANK,
                                   Administrative Agent, LC Issuer and a Lender


                                   By:  /s/ Terrence Ronan
                                       -----------------------------------------
                                       Terrence Ronan, Managing Director

                                   Address:

                                   100 Federal Street
                                   Boston, Massachusetts 02110
                                   Attention: Terrence Ronan
                                   Mail Code: MADE 10008D

                                   Telephone: (617) 434-5472
                                   Fax: (617) 434-3652


                                   FLEET SECURITIES, INC.,
                                   Lead Arranger and Book Manager

                                   By:  /s/ Richard Makin
                                       -----------------------------------------
                                       Richard Makin, Managing Director

                             WACHOVIA BANK NATIONAL
                             ASSOCIATION, Syndication Agent and a Lender


                             By:    /s/  Robert R. Wetteroff
                                  ---------------------------------------------
                                  Robert R. Wetteroff, Sr. Vice Pres.

                             Address:

                             101 Fannin, Suite 2255
                             Houston, Texas 77002
                             Attention: David Humphreys
                             Telephone: (713) 650-9843
                             Fax: (713) 650-6354

                            BANK OF AMERICA, N.A.,
                            Documentation Agent and a Lender

                            By:    /s/  Ronald E. McKaig
                                 -----------------------------------------------
                                 Name:  Ronald E. McKaig
                                 Title: Managing Director

                            Address:

                            Energy Finance Group
                            333 Clay Street, Suite 4550
                            Houston, Texas 77002
                            Attention: Ron McKaig

                            Telephone: (713) 651-4881
                            Fax: (713) 651-4801


                            BANK OF AMERICA, N.A., CANADA BRANCH
                            a Lender


                            By:    /s/ Nelson Lam
                                 -----------------------------------------------
                                 Name:  Nelson Lam
                                 Title: Vice President

                            Address:

                            200 Front Street West,, Suite 2700
                            Toronto, Ontario. M5V 3L2.
                            Attention: Medina Sales de Andrade

                            Telephone: (416) 349-5433
                            Telecopy: (416) 349-4283

                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                            Senior Managing Agent and a Lender


                            By:   /s/ Jeanie C. Gonzalez
                                ------------------------------------------------
                                Name:  Jeanie C. Gonzalez
                                Title: Director

                            Address:
                            910 Travis
                            Houston, Texas 77002
                            Attention: Charles Kingswell-Smith

                            Telephone: (713) 751-7803
                            Telecopy: (713) 751-3544

                        FORTIS CAPITAL CORP.
                        Senior Managing Agent and a Lender


                        By:    /s/ Darrell W. Holley
                             ---------------------------------------------------
                             Name:  Darrell W. Holley
                             Title: Managing Director


                        By:    /s/ Deirdre Sanborn
                             ---------------------------------------------------
                             Name:  Deirdre Sanborn
                             Title: Vice President

                        Address:

                        100 Crescent Court, Suite 1777
                        Dallas, Texas 75201
                        Attention: Darrell W. Holley

                        Telephone: (214) 754-0009
                        Telecopy: (214) 754-5951

                            U.S. BANK NATIONAL ASSOCIATION,
                            a Lender


                            By:   /s/ Monte E. Deckerd
                                ------------------------------------------------
                                Name:  Monte E. Deckerd
                                Title: Vice President

                            Address:

                            918 17th Street
                            Denver, Colorado 80202
                            Attention: Monte E. Deckerd

                            Telephone: (303) 585-4212
                            Telecopy: (303) 585-4362

                            BANK OF SCOTLAND,
                            a Lender

                            By:    /s/ Annie Glynn
                                 ----------------------------------------------
                                 Name:  Annie Glynn
                                 Title: Senior Vice President

                            Address:

                            565 Fifth Avenue
                            New York, New York 10017
                            Attention: Joseph Fratus, First Vice President

                            Telephone: (212) 450-0837 / 0800
                            Telecopy: (212) 557-9460

                            With Copy to:

                            1021 Main Street, Suite 1370
                            Houston, Texas 77002
                            Attention: Richard C. Butler

                            Telephone: (713) 650-0609
                            Telecopy: (713) 651-9714

                                      WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION, a Lender

                                      By:    /s/ John Lane
                                           ----------------------------------
                                           Name:  John Lane
                                           Title: Vice President

                                      Address:

                                      1000 Louisiana, 3rd Floor
                                      Houston, Texas 77002
                                      Attention: John Lane

                                      Telephone: (713) 319-1370
                                      Telecopy: (713) 739-1087

                                  THE BANK OF NOVA SCOTIA,
                                  a Lender

                                  By:    /s/ N. Bell
                                       ------------------------------------
                                       Name:  N. Bell
                                       Title: Senior Manager

                                  Address:

                                  600 Peachtree Street, N.E., Ste 2700
                                  Atlanta, Georgia 30308
                                  Attention: Donna Gardner

                                  Telephone: 404-877-1559
                                  Telecopy: 404-888-8998

                                  With Copy to:

                                  Houston Representative Office
                                  1100 Louisiana, Ste 3000
                                  Houston, Texas 77002
                                  Attention: Bryan Bulawa

                                  Telephone: 713-759-3427
                                  Telecopy: 713-752-2425

                                CREDIT AGRICOLE INDOSUEZ,
                                a Lender

                                By:    /s/ Mark Lvoff
                                     ----------------------------------------
                                     Name:  Mark Lvoff
                                     Title: First Vice President
                                            Head of Energy Platform

                                By:    /s/ Michael R. Quiray
                                     ----------------------------------------
                                     Name:  Michael R. Quiray
                                     Title: Vice President

                                Address:

                                600 Travis Street, Suite 2340
                                Houston, Texas 77002
                                Attention: Mike Willis

                                Telephone: 713-223-7041
                                Telecopy: 713-223-7029

                             TORONTO DOMINION (TEXAS), INC.,
                             a Lender

                             By:  /s/ Mark A. Baird
                                --------------------------------------
                                     Name:  Mark A. Baird
                                     Title: Vice President

                             Address:

                             909 Fannin, Suite 1700
                             Houston, Texas 77010
                             Attention: John Hamer/Don Warmington

                             Telephone: (713) 653-8234
                             Telecopy: (713) 951-9921

                                 SOUTHWEST BANK OF TEXAS, N.A.,
                                 a Lender

                                 By: /s/ Ken Batson
                                    -------------------------------------------
                                        Name: Ken Batson
                                        Title:

                                 Address:

                                 5 Post Oak Park
                                 4400 Post Oak Parkway
                                 Houston, Texas 77027
                                 Attention: Ken Batson/A. Stephen Kennedy
                                 Telephone: (713) 232-1247/(713) 235-8870
                                 Telecopy: (713) 232-1357/(713) 232-1357

                                   UNION BANK OF CALIFORNIA, N.A.,
                                   a Lender

                                   By: /s/ Dustin Gaspari
                                      ----------------------------------
                                          Name:  Dustin Gaspari
                                          Title: Vice President

                                   Address:

                                   500 North Akard, Suite 4200
                                   Dallas, Texas 75201
                                   Attn: Dustin Gaspari

                                   Telephone: (214) 922-4200
                                   Telecopy: (214) 922-4209

                            COMERICA BANK-TEXAS,
                            a Lender

                            By: /s/ Daniel G. Steele
                               ------------------------------------------
                                   Name: Daniel G. Steele
                                   Title: Sr. Vice President

                            Address:

                            910 Louisiana, Suite 410
                            Houston, Texas 77002
                            Attention: Daniel G. Steele

                            Telephone: (713) 220-5640
                            Telecopy: (713) 220-5650

                                BNP PARIBAS, a Lender


                                By: /s/ Edward K. Chin
                                   -------------------------------------------
                                       Name:  Edward K. Chin
                                       Title: Director

                                By: /s/ Zali Win
                                   -------------------------------------------
                                       Name:  Zali Win
                                       Title: Director

                                Address:

                                787 7th Avenue
                                New York, New York 10019
                                Attention: Edward Chin/Marcie Weiss

                                Telephone: (212) 841-2020 (EC); x2029 (MW)
                                Telecopy: (212) 841-2536

                          THE TORONTO-DOMINION BANK,
                          Canadian Administration Agent

                          By: /s/ Michael A. Freeman
                             -------------------------------------------------
                                 Name:  Michael A. Freeman
                                 Title: Vice President, Loan Syndications-
                                                      Agency

                          Address:

                          66 Wellington Street West
                          38/th/ Floor, TD Tower
                          Toronto, Ontario M5K 1A2
                          Attention: Vice President, Loan Syndications -
                                     Agency

                          Telephone: (416) 982-2196
                          Telecopy: (416) 982-5535

                          THE TORONTO-DOMINION BANK,
                          a Lender

                          By: /s/ Kevin Kynoch
                             -------------------------------------------------
                                 Name:  Kevin Kynoch
                                 Title: Associate - Corporate Credit

                          Address:

                          800 Home Oil Tower
                          324 - 8/th/ Avenue S.W., Suite 800
                          Calgary, Alberta T2P 2Z2
                          Attention: Kevin Kynoch

                          Telephone: (403) 292-2864
                          Telecopy: (403) 292-2772

                          With a copy in each case to:

                          909 Fannin, Suite 1700
                          Houston, Texas 77010
                          Attention: Alice Ellis

                          Telephone: (713) 653-8234
                          Telecopy: (713) 951-9921

                                     BNP PARIBAS (CANADA), a Lender


                                     By:  /s/ Michael Gosselin
                                        ----------------------------------------
                                              Name:  Michael Gosselin
                                              Title: Director, Energy & Project
                                                     Finance


                                     Address:

                                     77 King Street West, Suite 4100
                                     Royal Trust Tower
                                     T.D. Centre
                                     Toronto, Ontario. M5K 1N8
                                     Attention: Michael Gosselin

                                     Telephone: (416) 365-6715
                                     Telecopy: (416) 947-3538

                                     With a copy to:

                                     BNP Paribas
                                     787 7th Avenue
                                     New York, New York 10019
                                     Attention: Edward Chin/Marcie Weiss

                                     Telephone: (212) 841-2020 (EC); x2029 (MW)
                                     Telecopy: (212) 841-2536

                                   MONUMENT CAPITAL LTD., Lender

                                   By:  Alliance Capital Management, L.P.,
                                        as Investment Manager

                                   By: Alliance Capital Management Corporation, as General Partner


                                   By: /s/ Robert Bayer
                                      ------------------------------------------
                                        Name:  Robert Bayer
                                        Title: Vice President


                                   NEW ALLIANCE GLOBAL CDO, LIMITED,
                                   Lender

                                   By:  Alliance Capital Management, L.P.,
                                        as Sub-advisor

                                   By: Alliance Capital Management Corporation, as General Partner


                                   By: /s/ Robert Bayer
                                      ------------------------------------------
                                        Name:  Robert Bayer
                                        Title: Vice President

                                   Address:

                                   c/o Alliance Capital Management, L.P.
                                   1345 Avenue of the Americas - 38/th/ Floor
                                   New York, New York 10105
                                   Attention: Robert Bayer

                                   Telephone: (212) 969-6776
                                   Telecopy: (212) 969-1466

                                   ALLSTATE LIFE INSURANCE COMPANY
                                   AIMCO CDO SERIES 2000-A
                                   AIMCO CLO SERIES 2001-A, each a Lender



                                   By:  /s/ Chris Goergen
                                      ------------------------------------------
                                          Name: Chris Goergen
                                                Authorized Signatory

                                   By:  /s/ Jerry D. Zinkula
                                      ------------------------------------------
                                          Name: Jerry D. Zinkula
                                                Authorized Signatory

                                   Its Authorized Signatories

                                   Address:

                                   3075 Sanders Road, STE G5D
                                   Northbrook, Illinois 60062-7127
                                   Attention: Reynold Martin/Jerry Zinkula

                                   Telephone: (847) 402-4509 (RM); -8383 (JZ)
                                   Telecopy: (847) 402-3092

                                   BLACKROCK SENIOR LOAN TRUST,
                                   SENIOR LOAN FUND, each a Lender


                                   By:  /s/ Dennis M. Schaney
                                      ------------------------------------------
                                        Name:  Dennis M. Schaney
                                        Title: Managing Director

                                   Address:

                                   c/o BlackRock Financial Management, Inc.
                                   345 Park Avenue
                                   New York, New York 10154
                                   Attention: Mark J. Williams/Frank Gordon

                                   Telephone: (212) 409-3724; -3319
                                   Telecopy: (212) 754-8756

                                   JUPITER FUNDING TRUST, a Lender

                                   By:  /s/ Diana L. Mushill
                                      ------------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                   WINGED FOOT FUNDING TRUST, a Lender


                                   By:  /s/ Diana L. Mushill
                                      ------------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                   Address:

                                   c/o Banc of America Securities LLC
                                   100 North Tryon Street
                                   NC1-007-06-07
                                   Charlotte, North Carolina 28255
                                   Attention: Annabet Morris/Diana Mushill

                                   Telephone: (704) 387-1939; -9951
                                   Telecopy: (704) 388-0648

                                   With a copy to:

                                   Conseco Capital Management, Inc.
                                   11825 N. Pennsylvania Street
                                   Carmel, Indiana 46032
                                   Attention: John Nasser/Matt Boice

                                   Telephone: (317) 817-6069; -5695
                                   Telecopy: (317) 575-2001

                                    FIRST DOMINION FUNDING I
                                    FIRST DOMINION FUNDING II, each a Lender


                                    By:   /s/ David H. Lerner
                                       -----------------------------------------
                                             Name:  David H. Lerner
                                             Title: Authorized Signatory

                                    Address:

                                    c/o Credit Suisse Asset Management -
                                    Leveraged Investments Group
                                    466 Lexington Avenue, 14/th/ Floor
                                    New York, New York 10017
                                    Attention: David Lerner

                                    Telephone: (212) 201-9037
                                    Telecopy: (212) 983-4118

                                    MUIRFIELD TRADING LLC, a Lender


                                    By:   /s/ Diana L. Mushill
                                       -----------------------------------------
                                             Name:  Diana L. Mushill
                                             Title: Asst. Vice President


                                    OLYMPIC FUNDING TRUST, SERIES 1999-1,
                                    a Lender


                                    By:   /s/ Diana L. Mushill
                                       -----------------------------------------
                                             Name:  Diana L. Mushill
                                             Title: Authorized Agent

                                    Address:

                                    c/o Banc of America Securities LLC
                                    100 North Tryon Street
                                    NC1-007-06-07
                                    Charlotte, North Carolina 28255
                                    Attention: Annabet Morris/Diana Mushill

                                    Telephone: (704) 387-1939; -9951
                                    Telecopy: (704) 388-0648

                                    With a copy to:

                                    c/o Deerfield Capital Management, L.L.C.
                                    6700 West Bryn Mawr, 12/th/ Floor
                                    Chicago, Illinois 60631
                                    Attention: Matt Stouffer

                                    Telephone: (773) 380-1608
                                    Telecopy: (773) 380-1629

                               BRYN MAWR CLO, LTD.
                               ROSEMONT CLO, LTD.
                               SEQUILS - CUMBERLAND I, LTD.,
                               each a Lender

                               By:    Deerfield Capital Management, L.L.C.
                                      as its Collateral Manager


                               By: /s/ Matt Stouffer
                                  ----------------------------------------------
                                      Name: Matt Stouffer
                                      Title Vice President

                               Address:

                               c/o Deerfield Capital Management, L.L.C.
                               6700 West Bryn Mawr, 12/th/ Floor
                               Chicago, Illinois 60631
                               Attention: Matt Stouffer

                               Telephone: (773) 380-1608
                               Telecopy: (773) 380-1629

                                   ROSEMONT CLO, Ltd.
                                   Lender

                                   By:  Deerfield Capital Management LLC
                                        As its Collateral Manager

                                   By:  /s/ Matt Stouffer
                                      ------------------------------------------
                                            Name: Matt Stouffer
                                            Title Vice President

                                   Address:

                                   c/o Deerfield Capital Management, L.L.C.
                                   6700 West Bryn Mawr, 12/th/ Floor
                                   Chicago, Illinois 60631
                                   Attention: Matt Stouffer

                                   Telephone: (773) 380-1608
                                   Telecopy: (773) 380-1629

                                     SEQUILS-CUMBERLAND 1, Ltd.
                                     Lender

                                     By:    /s/ Matt Stouffer
                                         ---------------------------------------
                                              Name: Matt Stouffer
                                              Title Vice President

                                     Address:

                                     c/o Deerfield Capital Management, L.L.C.
                                     6700 West Bryn Mawr, 12/th/ Floor
                                     Chicago, Illinois 60631
                                     Attention: Matt Stouffer

                                     Telephone: (773) 380-1608
                                     Telecopy: (773) 380-1629

                                 FIDELITY ADVISOR SERIES II: FIDELITY
                                 ADVISOR FLOATING RATE HIGH INCOME
                                 FUND, a Lender

                                 By:  /s/ John H. Costello
                                    --------------------------------------------
                                        Name:  John H. Costello
                                        Title: Assistant Treasurer

                                 Address:

                                 c/o Fidelity Investments
                                 82 Devonshire Street - E20E
                                 Boston, Massachusetts 02109
                                 Attention: Nathan Van Duzer

                                 Telephone: (617) 392-8129
                                 Telecopy: (617) 476-7774

                                 FLAGSHIP CLO 2001-1
                                 FLAGSHIP CLO II, each a Lender

                                 By:     Flagship Capital Management, Inc.


                                 By:  /s/
                                    --------------------------------------------
                                         Title: Director

                                 Address:

                                 c/o State Street Corporation as Trustee for
                                  Flagship
                                  CLO-2001-1 and Flagship CLO II
                                 2 Avenue de Lafayette - LCC6
                                 Boston, Massachusetts 02111-1724
                                 Attention: Mark S. Pelletier/Tom Bouchard

                                 Telephone: (617) 434-2969 (MS), -7561 (TB)
                                 Telecopy: (617) 434-4806 (MS), -3376 (TB)

                                 FRANKLIN CLO II, LIMITED

                                 By:  /s/ Richard D'Addario
                                    --------------------------------------------
                                        Name:  Richard D'Addario
                                        Title: Senior Vice President

                                 Address:

                                 One Franklin Parkway
                                 Bldg. 920, 2/nd/ Floor
                                 San Mateo, California 94403
                                 Attention: Vishnu Singh

                                 Telephone: (650) 312-2686
                                 Telecopy: (650) 312-3346

                                 EMERALD ORCHARD, LIMITED, Lender

                                 By:  /s/ Gwen Zirkle
                                    --------------------------------------------
                                        Name:  Gwen Zirkle
                                        Title: Attorney in Fact

                                 Address:

                                 c/o Highland Capital Management, L.P.
                                 1300 Two Galleria Tower
                                 13455 Noel Road LB #45
                                 Dallas, Texas 75240
                                 Attention: Mark Okada/Cathy Chambers

                                 Telephone: (972) 233-4300, -4120
                                 Telecopy: (972) 628-4343

                                 With a copy to:

                                 909 Fannin, Suite 1700
                                 Houston, Texas 77010
                                 Attention: Alice Ellis
                                 Telephone: (713) 653-8234
                                 Telecopy: (713) 951-9921

                                 APEX (IDM) CDO I, LTD.
                                 ELC (CAYMAN) LTD. 1999-II
                                 ELC (CAYMAN) LTD. 1999-III
                                 ELC (CAYMAN) LTD. 2000-I
                                 TRYON CLO LTD. 2000-I, each a Lender


                                 By:  /s/ William A. Hayes
                                    --------------------------------------------
                                        Title:  Director

                                 Address:

                                 c/o First Union Institutional Debt Management,
                                  Inc.
                                 401 South Tryon Street
                                 Three First Union Center, 15/th/ Fl.
                                 Charlotte, North Carolina 28288-0743
                                 Attention: Bill Hayes

                                 Telephone: (704) 383-8224
                                 Telecopy: (704) 383-1507

                                         ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                         NEMEAN CLO, LTD.
                                         each a Lender

                                         By:     ING Capital Advisors LLC,
                                                 as Investment Manager

                                         By: /s/ Kurt Wegleitner
                                            -----------------------------------------
                                                 Title: Sr. Vice President

                                         ARCHIMEDES FUNDING III, LTD.
                                         ING-ORYX CLO, LTD.
                                         SEQUILS - ING I (HBDGM), LTD., each a Lender

                                         By:     ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         By: /s/ Kurt Wegleitner
                                            -----------------------------------------
                                                 Title: Sr. Vice President

ENDURANCE CLO I, LTD.                    BALANCED HIGH YIELD FUND II, LTD.,
a Lender,                                a Lender

By:     ING Capital Advisors LLC,        By:     ING Capital Advisors LLC,
        as Portfolio Manager                     as Asset Manager

By: /s/ Kurt Wegleitner                  By: /s/ Kurt Wegleitner
   -----------------------------             -----------------------------------------
        Name: Sr. Vice President                 Title: Sr. Vice President
        Title:
                                         Address:

                                         c/o ING Capital Advisors LLC
                                         333 South Grand Avenue, Suite 4100
                                         Los Angeles, California 90071
                                         Attention: Michael Campbell

                                         Telephone: (213) 621-3771
                                         Telecopy: (213) 621-3795

AERIES FINANCE II LTD., Lender                       CERES II FINANCE LTD., Lender

By:     INVESCO Senior Secured                       By:     INVESCO Senior Secured
        Management, Inc., as Sub-Managing                    Management, Inc., as Sub-Managing
        Agent                                                Agent (Financial)

By: /s/ Scott Baskind                                By: /s/ Scott Baskind
   --------------------------------------               ----------------------------------
        Name:  Scott Baskind                                 Name:  Scott Baskind
        Title: Authorized Signatory                          Title: Authorized Signatory

AIM FLOATING RATE FUND, Lender                       CHARTER VIEW PORTFOLIO, Lender

By:     INVESCO Senior Secured                       By:     INVESCO Senior Secured
        Management, Inc., as attorney in fact                Management, Inc., as Investment
                                                             Advisor

By: /s/ Scott Baskind                                By: /s/ Scott Baskind
   --------------------------------------               ----------------------------------
        Name:  Scott Baskind                                 Name:  Scott Baskind
        Title: Authorized Signatory                          Title: Authorized Signatory

AMARA I FINANCE, LTD.
AMARA 2 FINANCE, LTD.                                INVESCO EUROPEAN CDO I S.A.
OASIS COLLATERALIZED HIGH INCOME                     SEQUILS - LIBERTY, LTD., Lender
  PORTFOLIO-1, LTD., each a Lender

By:     INVESCO Senior Secured                       By:     INVESCO Senior Secured
        Management, Inc., as Subadviser                      Management, Inc., as Collateral
                                                             Manager

By: /s/ Scott Baskind                                By: /s/ Scott Baskind
   --------------------------------------               ----------------------------------
        Name:  Scott Baskind                                 Name:  Scott Baskind
        Title: Authorized Signatory                          Title: Authorized Signatory

AVALON CAPITAL LTD.                                  Address:
AVALON CAPITAL LTD. 2, each a Lender
By:     INVESCO Senior Secured                       c/o INVESCO Senior Secured Management, Inc.
        Management, Inc., as Portfolio               1166 Avenue of the Americas, 27/th/ Floor
        Advisor                                      New York, New York 10036-2789
                                                     Attention: Gregory Stoeckle
By: /s/ Scott Baskind
   --------------------------------------
        Name:  Scott Baskind                         Telephone: (212) 278-9208
        Title: Authorized Signatory                  Telecopy:  (212) 278-9619

KZH CRESCENT LLC, Lender                 KZH ING-2 LLC, Lender


By: /s/ Anthony Iarrobino                By:  /s/ Anthony Iarrobino
   ---------------------------------        ---------------------------------
        Name:  Anthony Iarrobino                  Name:  Anthony Iarrobino
        Title: Authorized Agent                   Title: Authorized Agent

KZH CRESCENT-2 LLC, Lender               KZH ING-3 LLC, Lender


By: /s/ Anthony Iarrobino                By:  /s/ Anthony Iarrobino
   ---------------------------------        ---------------------------------
        Name:  Anthony Iarrobino                  Name:  Anthony Iarrobino
        Title: Authorized Agent                   Title: Authorized Agent

KZH CRESCENT-3 LLC, Lender               KZH PONDVIEW LLC, Lender

By: /s/ Anthony Iarrobino                By:  /s/ Anthony Iarrobino
   ---------------------------------        ---------------------------------
        Name:  Anthony Iarrobino                  Name:  Anthony Iarrobino
        Title: Authorized Agent                   Title: Authorized Agent

KZH CNC LLC, Lender                      KZH WATERSIDE LLC, Lender

By: /s/ Anthony Iarrobino                By:  /s/ Anthony Iarrobino
   ---------------------------------        ---------------------------------
        Name:  Anthony Iarrobino                  Name:  Anthony Iarrobino
        Title: Authorized Agent                   Title: Authorized Agent

                                         Address

                                         c/o The Chase Manhattan Bank
                                         140 East 45/th/ Street, 11/th/ Floor
                                         New York, New York 10017
                                         Attention: Virginia Conway

                                         Telephone: (212) 622-9353
                                         Telecopy:  (212) 622-0123

BILL & MELINDA GATES FOUNDATION,                      PERSEUS CDO I, LIMITED, Lender
Lender

By:     David L. Babson & Company Inc.,               By:     David L. Babson & Company Inc. under
        as Investment Adviser                                 delegated authority from Massachusetts
                                                              Mutual Life Insurance Company as
                                                              Portfolio Manager

By: /s/ Richard B. McGauley                           By: /s/ Richard B. McGauley
   --------------------------------------------          --------------------------------------------
        Name:  Richard B. McGauley                            Name:  Richard B. McGauley
        Title: Managing Director                              Title: Managing Director


MAPLEWOOD (CAYMAN) LIMITED, Lender                    SAAR HOLDINGS CDO LIMITED
                                                      SIMSBURY CLO, LIMITED
                                                      SOMERS CDO, LIMITED, each a Lender

By:     David L. Babson & Company Inc. under          By:     David L. Babson & Company Inc. under
        delegated authority from Massachusetts                delegated authority from Massachusetts
        Mutual Life Insurance Company as                      Mutual Life Insurance Company as
        Investment Manager                                    Collateral Manager

By: /s/ Richard B. McGauley                           By: /s/ Richard B. McGauley
   --------------------------------------------          --------------------------------------------
        Name:  Richard B. McGauley                            Name:  Richard B. McGauley
        Title: Managing Director                              Title: Managing Director

MASSACHUSETTS MUTUAL LIFE                             SUFFIELD CLO, LIMITED, Lender
INSURANCE COMPANY, Lender

By:     David L. Babson & Company Inc.,               By:     David L. Babson & Company Inc.,
        as Investment Advisor                                 as Collateral Manager

By: /s/ Richard B. McGauley                           By: /s/ Richard B. McGauley
   --------------------------------------------          --------------------------------------------
        Name:  Richard B. McGauley                            Name:  Richard B. McGauley
        Title: Managing Director                              Title: Managing Director

PHOENIX FUNDING LIMITED, Lender                       Address for MassMutual Funds:

By:     David L. Babson & Company Inc.,               c/o David L. Babson & Co. - A Member of the
        as Financial Sub-Agent                        MassMutual Financial Group
                                                      1295 State Street
By: /s/ Richard B. McGauley                           Springfield, Massachusetts 01111
   --------------------------------------------       Attention: Norman Flebotte
        Name:  Richard B. McGauley
        Title: Managing Director                      Telephone: (413) 744-5699
                                                      Telecopy:  (413) 744-6972
NEWTON CDO LTD., Lender

By:     David L. Babson & Company Inc.,
        as Investment Manager

By: /s/ Richard B. McGauley
   --------------------------------------------
        Name:  Richard B. McGauley
        Title: Managing Director

                                    MORGAN STANLEY PRIME INCOME TRUST
                                    (fka Morgan Stanley Dean Witter Prime Income
                                    Trust), a Lender

                                    By:  /s/ Sheila A. Finnerty
                                       -----------------------------------------
                                             Name:  Sheila A. Finnerty
                                             Title: Executive Director

                                    Address:

                                    c/o Morgan Stanley Investment Management
                                    1221 Avenue of the Americas, 22/nd/ Floor
                                    New York, New York 10020
                                    Attention: Jinny Kim/Kevin Egan

                                    Telephone: (212) 762-4758 (JK), -4756 (KE)
                                    Telecopy:  (212) 762-7428

                                       MOUNTAIN CAPITAL CLO I LTD.
                                       MOUNTAIN CAPITAL CLO II LTD.
                                       each a Lender

                                       By:  Mountain Capital Advisors,
                                            as its Investment Manager


                                       By: /s/ Darren P. Riley
                                          -------------------------------------
                                              Name: Darren P. Riley
                                              Title: Director

                                       Address:

                                       c/o Mizuho Corporate Bank
                                       1251 Avenue of the Americas
                                       New York, New York 10020
                                       Attention: Mark Hanslin / Rob Pike

                                       Telephone: (212)282-4977 (MH); -3258 (RP)
                                       Telecopy: (212)282-9710 (MH); -9705 (RP)

                                        OAK HILL CREDIT PARTNERS I, LIMITED,
                                         Lender

                                        By:    Oak Hill CLO Management I, LLC,
                                               as Investment Manager


                                        By: /s/ Scott D. Krase
                                           -------------------------------------
                                               Name: Scott D. Krase
                                               Title: Authorized Signatory

                                        Address:

                                        c/o Oak Hill Advisors
                                        65 East 55/th/ Street, 32/nd/ Floor
                                        New York, New York 10022
                                        Attention: Robert Okun / Shilpa Shah

                                        Telephone: (212) 326-1567 / 1553
                                        Telecopy: (212) 593-3596

                                        OCTAGON INVESTMENT PARTNERS II, LLC,
                                        Lender

                                        By:    Octagon Credit Investors, LLC,
                                               as sub-investment manager


                                        By: /s/ Michael B. Nechamkin
                                           -------------------------------------
                                               Name: Michael B. Nechamkin
                                               Title: Portfolio Manager


                                        OCTAGON INVESTMENT PARTNERS III, LTD.,
                                        Lender

                                        By:    Octagon Credit Investors, LLC,
                                               as Portfolio Manager


                                        By: /s/ Michael B. Nechamkin
                                           -------------------------------------
                                               Name: Michael B. Nechamkin
                                               Title: Portfolio Manager


                                        OCTAGON INVESTMENT PARTNERS IV,
                                        LTD., Lender

                                        By:    Octagon Credit Investors, LLC,
                                               as collateral manager


                                        By: /s/ Michael B. Nechamkin
                                           -------------------------------------
                                               Name: Michael B. Nechamkin
                                               Title: Portfolio Manager

                                        Address:

                                        380 Madison Avenue, 9/th/ Floor
                                        New York, New York 10017
                                        Attention: Michael Nechamkin/Raja
                                               Mukherji/Mark Bodie

                                        Telephone: (212) 622-4936; -3103; -3877
                                        Telecopy: (212) 622-3797

                                      ML CLO XII PILGRIM AMERICA (CAYMAN)
                                       LTD.
                                      ML CLO XX PILGRIM AMERICA (CAYMAN)
                                       LTD.
                                      PILGRIM AMERICA HIGH INCOME
                                       INVESTMENTS LTD.
                                      PILGRIM CLO 1999 - 1 LTD.
                                      PILGRIM PRIME RATE TRUST
                                      PILGRIM SENIOR INCOME FUND
                                      SEQUILS - PILGRIM I, LTD., each a Lender

                                      By:    ING Pilgrim Investments, LLC,
                                             as its investment manager


                                      By: /s/ Charles E. LeMieux, CFA
                                         -------------------------------------
                                             Name: Charles E. LeMieux, CFA
                                             Title: Vice President

                                      Address:

                                      c/o ING Pilgrim Investments LLC
                                      7337 E. Doubletree Ranch Road
                                      Scottsdale, Arizona 85258-2034
                                      Attention: Curtis Lee/Chuck LeMieux

                                      Telephone: (480)477-2221 (CL); -2202 (CLM)
                                      Telecopy: (480) 477-2076

                                  ADDISON CDO, LIMITED
                                  BALBOA CDO I, LIMITED
                                  BEDFORD CDO, LIMITED
                                  DELANO COMPANY
                                  JISSEKIKUN FUNDING, LTD.
                                  ROYALTON COMPANY
                                  SAN JOAQUIN CDO I LIMITED
                                  SEQUILS - MAGNUM, LTD., each a Lender

                                  By: Pacific Investment Management Company, LLC, as its Investment Advisor


                                  By: /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                         Name: Mohan V. Phansalkar
                                         Title: Executive Vice President


                                  CAPTIVA III FINANCE LTD.
                                  CAPTIVA IV FINANCE LTD., each a Lender
                                  as advised by Pacific Investment Management
                                  Company LLC


                                  By: /s/ David Dyer
                                     -------------------------------------------
                                         Name: David Dyer
                                         Title: Director

                                  Address:

                                  c/o Pacific Investment Management Company LLC 840 Newport Center Drive
                                  Newport Beach, California 92660
                                  Attention: Sandy Benson

                                  Telephone: (949) 720-6087
                                  Telecopy: (949) 720-6361

                                            THE SUMITOMO TRUST & BANKING CO.,
                                            LTD. NEW YORK BRANCH, Lender


                                            By: /s/ Frances E. Wynne
                                               ---------------------------------
                                                   Name: France E. Wynne
                                                   Title: Vice President

                                            Address:

                                            527 Madison Avenue
                                            New York, New York 10022
                                            Attention: Tim Ng

                                            Telephone: (212) 326-0751
                                            Telecopy: (212) 418-4848

                                         TCW SELECT LOAN FUND, LIMITED, Lender

                                         By:    TCW Advisors, Inc.,
                                                as its Collateral Manager


                                         By: /s/ Mark L. Gold
                                            -----------------------------------
                                                Name: Mark L. Gold
                                                Title: Managing Director

                                         By: /s/ Johnathan R. Insull
                                            -----------------------------------
                                                Name: Johnathan R. Insull
                                                Title: Managing director


                                         C-SQUARED CDO LTD, Lender

                                         By:    TCW Advisors, Inc.,
                                                as its Portfolio Manager


                                         By: /s/ Mark L. Gold
                                            -----------------------------------
                                                Name: Mark L. Gold
                                                Title:   Managing Director


                                         By: /s/ Johnathan R. Insull
                                            -----------------------------------
                                                Name: Johnathan R. Insull
                                                Title:   Managing director

                                         Address:

                                         c/o Trust Company of the West
                                         200 Park Avenue, Suite 2200
                                         New York, New York 10166
                                         Attention: Mark L. Gold/Jonathan Insull

                                         Telephone: (212) 771-4138; -4148
                                         Telecopy: (212) 771-4159; -4069

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